                     AMENDED AND RESTATED CREDIT AGREEMENT

                THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 29, 1999, is entered into by and among:

                (1)     ADAC LABORATORIES, a California corporation
        ("BORROWER");

                (2) Each of the financial institutions from time to time listed in SCHEDULE I hereto, as amended from time to time (such financial institutions to be referred to herein collectively as the "LENDERS"); and

                (3) ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco International Branch, as agent for the Lenders (in such capacity, "AGENT").

                                   RECITALS

                A. Borrower, Agent and certain of the Lenders are parties to that certain Credit Agreement, dated as of July 31, 1996 (as amended, the "EXISTING CREDIT AGREEMENT"), pursuant to which such Lenders have provided to Borrower certain credit facilities upon the terms and subject to the conditions set forth therein.

                B. Borrower has requested Agent and such Lenders to amend the Existing Credit Agreement in certain respects, including without limitation, to add a new Person as a Lender and to increase the amount available for borrowing under the Existing Credit Agreement.

                C. Agent, such Lenders and the new Lender have agreed to amend the Existing Credit Agreement upon the terms and subject to the conditions set forth herein. For convenience of reference, the parties hereto wish to restate the Existing Credit Agreement as so amended in its entirety.

                                   AGREEMENT

                NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree that the Existing Credit Agreement shall be amended and restated as of the date hereof to read in its entirety as follows

SECTION I.      INTERPRETATION.

     1.01. DEFINITIONS. Unless otherwise indicated in this Agreement or any other Credit Document, each term set forth below, when used in this Agreement or any other Credit Document, shall have the respective meaning given to that term below or in the provision of this agreement or other document, instrument or Agreement referenced below.

                "ABN" shall mean ABN AMRO Bank N.V., a Netherlands public company.


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

                "ACQUISITION IN-PROCESS R&D CHARGES" shall mean non-recurring charges, not to exceed $50,000,000 (pre-tax) in the aggregate, to be taken by Borrower as a result of write-offs of in process research and development expenses and charges incurred in connection with the consummation of acquisitions by Borrower otherwise permitted pursuant to SUBPARAGRAPH 5.02(d).


                "ADAC Capital" shall mean ADAC Capital, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Borrower.

                "AFFILIATE" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers, directors, joint venturers and partners; PROVIDED, HOWEVER, that in no case shall Agent or any Lender be deemed to be an Affiliate of Borrower or any of its Subsidiaries for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                "AGENT" shall have the meaning given to that term in CLAUSE (3) OF THE INTRODUCTORY PARAGRAPH.

                "AGENT'S FEE LETTER" shall mean (a) prior to the First Amendment Effective Date, the letter agreement dated as of March 29, 1999 between Borrower and Agent and (b) after the First Amendment Effective Date, the letter agreement dated as of the First Amendment Effective Date between Borrower and Agent.

                "AGREEMENT" shall mean this Amended and Restated Credit
        Agreement.

                "AMENDED AND RESTATED GUARANTY" shall have the meaning given to that term in SUBPARAGRAPH 2.12(a).

                "AMENDED AND RESTATED NOTES" shall have the meaning given to that term in SUBPARAGRAPH 2.06(a).

                "APPLICABLE LENDING OFFICE" shall mean, with respect to any Lender, (a) initially, its office designated as such in SCHEDULE I (or, in the case of any Lender which becomes a Lender by an assignment pursuant to SUBPARAGRAPH 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Lender may designate to Agent as the office at which such Lender's Loans will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Lender's Loans will thereafter be made.


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

                "APPLICABLE MARGIN" shall mean, with respect to any Loan at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the Base Rate or LIBO Rate, as the case may be, for such Loan; PROVIDED, HOWEVER, that each Applicable Margin determined pursuant to the Pricing Grid shall be increased by two percent (2.00%) on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Agreement.

                "ASSIGNEE LENDER" shall have the meaning given to that term in SUBPARAGRAPH 8.05(c).

                "ASSIGNMENT" shall have the meaning given to that term in SUBPARAGRAPH 8.05(c).

                "ASSIGNMENT AGREEMENT" shall have the meaning given to that term in SUBPARAGRAPH 8.05(c).

                "ASSIGNMENT EFFECTIVE DATE" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

                "ASSIGNOR LENDER" shall have the meaning given to that term in SUBPARAGRAPH 8.05(c).

                "BASE RATE" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day PLUS one-half percent (0.50%).

                "BASE RATE LOAN" shall mean, at any time, a Loan which then bears interest as provided in CLAUSE (i) OF SUBPARAGRAPH 2.01(c).

                "BNP" shall mean Banque National de Paris, acting through its San Francisco Branch.

                "BORROWER" shall have the meaning given to that term in CLAUSE
        (1) OF THE INTRODUCTORY PARAGRAPH.

                "BORROWER NOTE GUARANTIES" shall mean, collectively, all guaranties or related forms of Indebtedness executed by Borrower in favor of ABN, Sanwa, BNP or UBOC in connection with sales by Borrower to such Person of promissory notes or other instruments of indebtedness owed to Borrower and all other documents, instruments and agreements executed by Borrower and delivered to such Person in connection with such sales.
                "BORROWER IP SECURITY AGREEMENT" shall have the meaning given to that term in Subparagraph 2.12(b).

                "BORROWER SECURITY AGREEMENT" shall have the meaning given to that term in Subparagraph 2.12(b).


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

                "BORROWING" shall mean a borrowing by Borrower consisting of the Loans made by each of the Lenders on the same date and of the same Type pursuant to a single Notice of Borrowing.

                "BUSINESS DAY" shall mean any day on which (a) commercial banks are not authorized or required to close in San Francisco, California or New York, New York and (b) if such Business Day is related to a LIBOR Loan, dealings in Dollar deposits are carried out in the London interbank market.

                "CAPITAL ADEQUACY REQUIREMENT" shall have the meaning given to that term in SUBPARAGRAPH 2.09(d).

                "CAPITAL ASSET" shall mean, with respect to any Person, any tangible fixed or capital asset owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by such Person that is required by GAAP to be reported as a non-current asset on such Person's balance sheet.

                "CAPITAL EXPENDITURES" shall mean, with respect to any Person and any period, all amounts expended by such Person during such period for the acquisition of Capital Assets (including all amounts paid or accrued on Capital Assets and other Indebtedness incurred or assumed to acquired Capital Assets but excluding Capital Assets acquired as a result of a consolidation or merger with any other Person or the acquisition of substantially all of the assets of any other Person).

                "CAPITALIZED SPARE PARTS 1999 NON-ORDINARY CHARGES" shall mean the non-ordinary charges, not to exceed $5,000,000 (pre-tax) in the aggregate, taken by Borrower in Borrower's fourth fiscal quarter in 1999 as a result of the write-off of certain capitalized spare parts.

                "CAPITAL LEASES" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

                "CASH EQUIVALENTS" shall mean:

                        (a) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

                        (b) Certificates of deposit maturing within one year from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender, provided that
                (A) such deposits are denominated in Dollars, (B) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000 and (C) such bank or trust company has certificates of deposit or


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

                other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.;

                        (c) Open market commercial paper maturing within 270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.;

                        (d) Any repurchase agreement entered into with a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Lender, provided that (A) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000, (B) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc., (C) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in CLAUSE (i), (ii) OR (iii) above and (D) such security or instrument so securing the repurchase obligations has a fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations; and

                        (e) Other Investments permitted from time to time under Borrower's corporate investment policy as it exists on the date of this Agreement and as it may be amended from time to time with the approval of Agent.

                "CHANGE OF CONTROL" shall mean, with respect to Borrower, the occurrence of any of the following events: (a) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall (i) acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of forty percent (40%) or more of the outstanding Equity Securities of Borrower entitled to vote for members of the board of directors or (ii) acquire all or substantially all of the assets of Borrower and its Subsidiaries taken as a whole or (b) during any period of twelve (12) consecutive calendar months, individuals who are directors of Borrower on the first day of such period ("Initial Directors") and any directors of Borrower who are specifically approved by two-thirds of the Initial Directors and previously-approved Directors shall cease to constitute a majority of the Board of Directors of Borrower before the end of such period.

                "CHANGE OF LAW" shall have the meaning given to that term in SUBPARAGRAPH 2.09(b).


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

                "CLOSING DATE" shall mean the Business Day, not later than March 31, 1999, that each of the conditions set forth in PARAGRAPH 3.01 and
        SCHEDULE 3.01 has been satisfied by Borrower or waived in writing by Agent on behalf of the Lenders.

                "Collateral" shall mean all property in which Agent or any Lender has a Lien to secure the Secured Obligations.

                "Collateral Certificate" shall mean the Collateral Certificate dated as of the First Amendment Effective Date executed by Borrower and delivered to Agent.

                "COMMITMENT" shall mean, with respect to any Lender at any time, such Lender's Proportionate Share at such time of the Total Commitment at such time.

                "COMMITMENT FEE PERCENTAGE" shall mean, with respect to the Unused Commitment at any time, the per annum rate which is determined pursuant to the Pricing Grid and used to calculate the Commitment Fees.

                "COMMITMENT FEES" shall have the meaning given to that term in SUBPARAGRAPH 2.03(b).

                "CONTINGENT OBLIGATION" shall mean, with respect to any Person,
        (a) any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments, (ii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iii) in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to ITEM (b)(iii) of this definition be marked to market on a current basis.

                "CONTRACTUAL OBLIGATION" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

                "CREDIT DOCUMENTS" shall mean and include this Agreement, the Amended and Restated Notes, the Security Documents, the Amended and Restated Guaranty, all Rate Contracts of Borrower with any Lender related to any Loan and the Agent's Fee Letter; all other documents, instruments and agreements delivered to Agent or any Lender pursuant to PARAGRAPH 3.01; and all other documents, instruments and agreements delivered by Borrower or any of its Subsidiaries to Agent or any Lender in connection with this Agreement on or after the date of this Agreement.

                "CREDIT EVENT" shall mean the making of any Loan, the conversion of any Loan into a LIBOR Loan or the selection of a new Interest Period for any LIBOR Loan.

                "DEBT/EBITDA RATIO" shall mean, with respect to Borrower and its Subsidiaries on the last day of any fiscal quarter, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the sum of the Funded Indebtedness of Borrower and its Subsidiaries at such time to (b) the EBITDA of Borrower and its Subsidiaries for the consecutive four-quarter period which ended on the last day of such fiscal quarter.

                "DEFAULT" shall mean any event or circumstance not yet constituting an Event of Default which with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

                "Disclosure Letter" shall mean (a) prior to the First Amendment Effective Date, the letter from Borrower to Agent, dated as of March 29, 1999 which identified itself as the "Disclosure Letter" under this Agreement and (b) after the First Amendment Effective Date, the letter from Borrower to Agent, dated the First Amendment Effective Date, which identifies itself as the amended "Disclosure Letter" under this Agreement.

                "DOLLARS" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under this Agreement, same day or immediately available funds.

                "DOMESTIC SUBSIDIARY" shall mean each Subsidiary of Borrower which is "domestic" within the meaning of Section 7701(a)(4) of the IRC.

                "Domestic Subsidiary IP Security Agreement" shall have the meaning given to that term in Subparagraph 2.12(b).

                "Domestic Subsidiary Security Agreement" shall have the meaning given to that term in Subparagraph 2.12(b).

                "EBITDA" shall mean, with respect to Borrower and its Subsidiaries for any period, the sum of the following, determined on a consolidated basis in accordance with GAAP:

                        (a) The net income of Borrower and its Subsidiaries for such period before provision for income taxes;

                                     PLUS

                        (b) The sum (to the extent deducted in calculating such Adjusted Net Income) of (i) all Interest Expenses of Borrower and its Subsidiaries accrued


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

                during such period and (ii) all depreciation and amortization expenses of Borrower and its Subsidiaries accrued during such period;

                                     PLUS

                        (c) To the extent deducted in calculating such net income for such period under CLAUSE (a) above, (i) all Acquisition In-Process R&D Charges taken by Borrower and its Subsidiaries during such period, (ii) all 1999 Non-Recurring and Non-Ordinary Charges taken by Borrower and its Subsidiaries during such period, (iii) all Capitalized Spare Parts 1999 Non-Ordinary Charges taken by Borrower and its Subsidiaries during such period and (iv) all Latin American Notes 1999 Non-Ordinary Charges taken by Borrower and its Subsidiaries during such period.

                "EBITDAR" shall mean, with respect to Borrower and its Subsidiaries for any period, the sum of the following, determined on a consolidated basis in accordance with GAAP:

                        (a) EBITDA of Borrower and its Subsidiaries for such period;

                                     PLUS

                        (b) The sum of all lease Rental Obligations of Borrower and its Subsidiaries accrued during such period.

                "EBITDAR/FIXED CHARGE COVERAGE RATIO" shall mean, with respect to Borrower and its Subsidiaries for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                        (a) EBITDAR of Borrower and its Subsidiaries for the consecutive four-quarter period which ended on the last day of such fiscal quarter;

                                      TO

                        (b) The sum of (i) to the extent deducted in calculating such EBITDAR for such period, all Interest Expenses of Borrower and its Subsidiaries for such period, PLUS (ii) to the extent deducted in calculating such EBITDAR for such period, all payments of Rental Obligations made by Borrower and its Subsidiaries for such period, PLUS (iii) the aggregate principal amount of all long-term Indebtedness of Borrower and its Subsidiaries that matures during the consecutive four-quarter period immediately following such period.

                "ELIGIBLE ASSIGNEE" shall mean (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the

        "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; or (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary.

                "EMPLOYEE BENEFIT PLAN" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

                "ENVIRONMENTAL LAWS" shall mean all Requirements of Law relating to the protection of human health and the environment, including, without limitation, all Requirements of Law, pertaining to reporting, licensing, permitting, transportation, storage, disposal, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes, whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature.

                "EQUITY SECURITIES" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

                "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

                "ERISA AFFILIATE" shall mean any Person which is treated as a single employer with Borrower under Section 414 of the IRC.

                "EVENT OF DEFAULT" shall have the meaning given to that term in PARAGRAPH 6.01.

                "EXISTING CREDIT AGREEMENT" shall have the meaning given to that term in the RECITAL B.

                "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor publication, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day, such rate is not yet published in H.15 (519), the rate for such day shall be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal

        Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day, such rate is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic means, as determined by Agent, of the rates quoted to Agent for such day by three (3) Federal funds brokers of recognized standing selected by Agent.

                "FEDERAL RESERVE BOARD" shall mean the Board of Governors of the Federal Reserve System.

                "FINANCIAL STATEMENTS" shall mean, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

                "First Amendment Effective Date" shall mean August 17, 1999.

                "Foreign Subsidiary" shall mean each Subsidiary of Borrower which is "foreign" within the meaning of Section 7701(a)(5) of the IRC.

                "FUNDED INDEBTEDNESS" of any Person shall mean, without duplication:

                        (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

                        (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases), but excluding trade accounts payable, provided that
                (A) such accounts arise in the ordinary course of business and are not evidenced by a note or similar instrument and (B) no material part of any such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

                        (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);


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

                        (d) All obligations of such Person as lessee under or with respect to Capital Leases;

                        (e) All non-contingent payment or reimbursement obligations of such Person under or with respect to Surety Instruments;

                        (f) All Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in CLAUSES (a) - (e) above; and

                        (g) All obligations of other Persons of the types described in CLAUSES (a) - (e) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

                "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

                "GOVERNMENTAL AUTHORITY" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

                "GOVERNMENTAL CHARGES" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

                "GOVERNMENTAL RULE" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

                "GUARANTY OBLIGATION" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent,
        (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. (Without limiting the generality of the foregoing definition, the Guaranty Obligations of Borrower shall include the obligations of Borrower under the Borrower Note Guaranties.) The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

                "HAZARDOUS MATERIALS" shall mean all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law or which are hazardous, toxic, harmful or dangerous to human health.

                "INDEBTEDNESS" of any Person shall mean, without duplication:

                        (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including non-contingent obligations to repurchase receivables and other assets sold with recourse;

                        (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases), but excluding trade accounts payable, provided that
                (A) such accounts arise in the ordinary course of business and are not evidenced by a note or similar instrument and (B) no material part of any such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

                        (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

                        (d) All obligations of such Person as lessee under or with respect to Capital Leases;

                        (e) All obligations of such Person, contingent or otherwise, under or with respect to Surety Instruments;

                        (f) All obligations of such Person, contingent or otherwise, under or with respect to Rate Contracts;

                        (g) All Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in CLAUSES (a) - (f) above and all other Contingent Obligations of such Person; and

                        (h) All obligations of other Persons of the types described in CLAUSES (a) - (f) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

                "INTEREST ACCOUNT" shall have the meaning given to that term in SUBPARAGRAPH 2.06(b).

                "INTEREST EXPENSES" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of all interest accruing on the Indebtedness of such Person during such period (including interest attributable to Capital Leases).

                "INTEREST PERIOD" shall mean, with respect to any LIBOR Loan, the time periods selected by Borrower pursuant to SUBPARAGRAPH 2.01(b) or SUBPARAGRAPH 2.01(d) which commences on the first day of such Loan or the effective date of any conversion and ends on the last day of such time period, and thereafter, each subsequent time period selected by Borrower pursuant to SUBPARAGRAPH 2.01(e) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

                "INVESTMENT" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any indebtedness of such Person of the type described in CLAUSE (h) of the definition of "Indebtedness" on behalf of any other Person); PROVIDED, HOWEVER, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory in the ordinary course of such Person's business for ordinary terms or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

                "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                "LATIN AMERICAN NOTES 1999 NON-ORDINARY CHARGES" shall mean the non-ordinary charges, not to exceed $9,000,000 (pre-tax) in the aggregate, taken by Borrower in Borrower's third and fourth fiscal quarters in 1999 as a result of the write-off of certain Latin American promissory notes and related obligations.

                "LENDERS" shall have the meaning given to that term in CLAUSE
        (2) OF THE INTRODUCTORY PARAGRAPH.

                "LIBO RATE" shall mean, with respect to any Interest Period for the LIBOR Loans in any Borrowing consisting of LIBOR Loans, a rate per annum equal to the quotient of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum provided to Agent by each of the Reference Banks as the rate at which Dollar deposits are offered to such Reference Bank in the London interbank market on the second Business Day prior to the first day of such Interest Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Interest Period) in an amount substantially equal to such Reference Bank's LIBOR Loan in such Borrowing and for a term comparable to such Interest Period, DIVIDED BY (b) one minus the Reserve Requirement for such Loans in effect from time to time. If for any reason any of the Reference Banks fails to provide Agent with a rate on any day as provided in CLAUSE (a) of the preceding sentence, Agent shall calculate the LIBO Rate based upon the rate(s) provided by the remaining Reference Bank(s). The LIBO Rate shall be adjusted automatically as to all LIBOR Loans then outstanding as of the effective date of any change in the Reserve Requirement.

                "LIBOR LOAN" shall mean, at any time, a Loan which then bears interest as provided in CLAUSE (ii) OF SUBPARAGRAPH 2.01(c).

                "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

                "LOAN" shall have the meaning given to that term in SUBPARAGRAPH 2.01(a).

                "MARGIN STOCK" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

                "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower and its Subsidiaries on a consolidated basis (other than occurring as a result of the Capitalized Spare Parts 1999 Non-Ordinary Charges or the Latin American Notes 1999 Non-Ordinary Charges); (b) the ability of Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; (c) the rights and remedies of Agent or any Lender under this Agreement, the other Credit Documents or any related document, instrument or agreement; or (d) the value of the Collateral, Agent's or any Lender's security interest in the Collateral or the perfection or priority of such security interests.

                "MATURITY" shall mean, with respect to any Loan, interest, fee or other amount payable by Borrower under this Agreement or the other Credit Documents, the date such Loan, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

                "MATURITY DATE" shall mean March 29, 2002 or, if such date is extended from time to time pursuant to SUBPARAGRAPH 2.01(h), any later date to which so extended.

                "MATURITY DATE EXTENSION REQUEST" shall have the meaning given to that term in SUBPARAGRAPH 2.01(h).

                "MULTIEMPLOYER PLAN" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate.

                "NET PROCEEDS" shall mean, with respect to any sale or issuance of any Equity Security or the incurrence of any Indebtedness by any Person, the aggregate consideration received by such Person from such sale, issuance or incurrence LESS the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal expenses and the other reasonable costs and expenses directly related to such sale, issuance or incurrence that are to be paid by such Person.

                "1999 LITIGATION RESERVE" shall mean the litigation reserve, not to exceed $1,000,000 (pre-tax) in the aggregate, taken by Borrower in Borrower's fourth fiscal quarter in 1999.

                "1999 NON-RECURRING AND NON-ORDINARY CHARGES" shall mean the non-recurring and non-ordinary charges, not to exceed $37,000,000 (pre-tax) in the aggregate, taken by Borrower in Borrower's second, third and fourth fiscal quarters 1999, other than the Latin American Notes 1999 Non-Ordinary Charges and the Capitalized Spare PartS 1999 Non-Ordinary Charges.

                "NOTICE OF BORROWING" shall have the meaning given to that term in SUBPARAGRAPH 2.01(b).

                "NOTICE OF CONVERSION" shall have the meaning given to that term in SUBPARAGRAPH 2.01(d).

                "NOTICE OF INTEREST PERIOD SELECTION" shall have the meaning given to that term in SUBPARAGRAPH 2.01(e).

                "OBLIGATIONS" shall mean and include, with respect to Borrower, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower hereunder or thereunder.

                "PARTICIPANT" shall have the meaning given to that term in SUBPARAGRAPH 8.05(b).

                "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

                "PERMITTED INDEBTEDNESS" shall have the meaning given to that term in SUBPARAGRAPH 5.02(a).

                "PERMITTED LIENS" shall have the meaning given to that term in SUBPARAGRAPH 5.02(b).

                "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

                "PLEDGE AGREEMENT" shall have the meaning given to that term in SUBPARAGRAPH 2.12(b).

                "PRICING GRID" shall mean SCHEDULE 1.01(a).

                "PRIME RATE" shall mean the per annum rate publicly announced by ABN from time to time at its Chicago office as its prime commercial lending rate. The Prime Rate is determined by ABN from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by ABN at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

                "PRIMARY SECURED OBLIGATIONS" shall mean, collectively, (a) the Obligations and (b) the obligations of Borrower to ABN (as long as ABN remains a Lender hereunder) under any Borrower Note Guaranties in favor of ABN (or any replacement financing thereof) in a principal amount not exceeding $4,500,000.

                "PRIOR SECURITY DOCUMENTS" shall mean and include the "Security Agreement", the "Pledge Agreement", the "IP Security Agreement" (as each such term is defined in the Existing Credit Agreement), and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) previously delivered to Agent or any Lender in connection with the Existing Credit Agreement, other than the Guaranties.

                "PROPORTIONATE SHARE" shall mean, with respect to each Lender, the percentage set forth under the caption "Proportionate Share" opposite such Lender's name on SCHEDULE I, or, if changed, such percentage as may be set forth for such Lender in the Register.

                "RATE CONTRACTS" shall mean swap agreements (as that term is defined in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

                "REFERENCE BANKS" shall mean ABN, Sanwa and BNP.

                "REGISTER" shall have the meaning given to that term in SUBPARAGRAPH 8.05(d).

                "RENTAL OBLIGATIONS" shall mean all present and future obligations of Borrower or any of its Subsidiaries under rental agreements or leases of real or personal property, other than (a) obligations that can be terminated by the giving of notice without liability to Borrower or such Subsidiary in excess of the liability for rent due as of the date on which such notice is given and under which no penalty or premium is paid as a result of any such termination, and (b) current obligations in respect of Capital Leases or "synthetic leases".

                "REPORTABLE EVENT" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

                "REQUIRED LENDERS" shall mean (a) at any time Loans are outstanding, Lenders holding sixty-six and two-thirds percent (66 2/3%) or more of the aggregate principal amount of such Loans and (b) at any time no Loans are outstanding, Lenders whose Proportionate Shares equal or exceed sixty-six and two-thirds percent (66 2/3%).

                "REQUIREMENT OF LAW" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person,
        (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                "RESERVE REQUIREMENT" shall mean, with respect to any day in an Interest Period for a LIBOR Loan, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on Lender by any Governmental Authority.

                "RESPONSIBLE OFFICER" shall mean, with respect to Borrower, the Chairman, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, Treasurer or General Counsel of Borrower (or, if the titles are changed, the persons having similar responsibilities for Borrower).

                "SANWA" shall mean Sanwa Bank California, a California banking corporation.

                "SECONDARY SECURED OBLIGATIONS" shall mean, collectively, to the extent such obligations are not Primary Secured Obligations, (a) the obligations of Borrower under any Borrower Note Guaranties; (b) the obligations of Borrower or any of its Subsidiaries to any Lender under, on account of or otherwise in connection with Rate Contracts; and (c) the obligations of Borrower or any of its Subsidiaries to any Lender under, on account of or otherwise in connection with Surety Instruments.

                "SECURED OBLIGATIONS" shall mean, collectively, the Primary Secured Obligations and the Secondary Secured Obligations.

                "SECURITY DOCUMENTS" shall mean and include the Borrower Security Agreement, the Domestic Subsidiary Security Agreements, the Borrower IP Security Agreement, the Domestic Subsidiary IP Security Agreements, the Pledge Agreement and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) delivered to Agent or any Lender in connection with any Collateral or to secure the Secured Obligations.

                "SUBSIDIARY" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or
        (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

                "SURETY INSTRUMENTS" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

                "TANGIBLE NET WORTH" shall mean, with respect to Borrower and its Subsidiaries at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of Borrower and its Subsidiaries MINUS (b) the sum (without limitation and without duplication of deductions) of (i) the total liabilities of Borrower and its Subsidiaries, (ii) all reserves established by Borrower and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in CLAUSE (a) above), (iii) all intangible assets of Borrower and its Subsidiaries (to the extent included in calculating total assets in CLAUSE (a) above), including, without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development and (iv) all loans owed to Borrower and its Subsidiaries by officers, directors and employees of Borrower and its Subsidiaries.

                "TAXES" shall have the meaning given to such term in SUBPARAGRAPH 2.10(a).

                "TOTAL COMMITMENT" shall mean, at any time, Seventy Five Million Dollars ($75,000,000) or, if such amount is reduced pursuant to SUBPARAGRAPH 2.02(a), the amount to which so reduced and in effect at such time.

                "TYPE" shall mean, with respect to any Loan or Borrowing at any time, the classification of such Loan or Borrowing by the type of interest rate it then bears, whether an interest rate based upon the Base Rate or the LIBO Rate.

                "UBOC" shall mean Union Bank of California, a California banking corporation.

                "UGM ACQUISITION" shall mean the acquisition of substantially all of the assets and/or stock of UGM Laboratory, a Pennsylvania corporation and UGM Medical Systems, Inc., a Pennsylvania corporation.

                "UNUSED COMMITMENT" shall mean, at any time, the remainder of
        (a) the Total Commitment at such time minus (b) the aggregate principal amount of all Loans outstanding at such time.

     1.02. GAAP. Unless otherwise indicated in this Agreement or any other Credit Document, all accounting terms used in this Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrower, the Lenders and Agent agree to negotiate in good faith to

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amend this agreement in such respects as are necessary to conform those covenants as criteria for evaluating borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP; PROVIDED, HOWEVER, that, until Borrower, the Lenders and Agent so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

     1.03. HEADINGS. Headings in this Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

     1.04. PLURAL TERMS. All terms defined in this Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and VICE VERSA.

     1.05. TIME. All references in this Agreement and each of the other Credit Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated.

     1.06. GOVERNING LAW. This Agreement and each of the other Credit Documents (unless otherwise provided in such other Credit Documents) shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     1.07. CONSTRUCTION. This Agreement is the result of negotiations among, and has been reviewed by, Borrower, each Lender, Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower, any Lender or Agent.

     1.08. ENTIRE AGREEMENT. This Agreement and each of the other Credit Documents, taken together, constitute and contain the entire agreement of Borrower, the Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

     1.09. CALCULATION OF INTEREST AND FEES. All calculations of interest and fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any loan bears interest based upon the prime rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

     1.10. OTHER INTERPRETIVE PROVISIONS. References in this agreement to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement and each of the other Credit Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. References in this Agreement and each of the other Credit Documents to any statute or other law (i) shall include any successor statute or law, (ii) shall include all rules and regulations promulgated under such statute or law (or any successor statute or law), and (iii) shall mean such statute or law (or successor statute or law) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this agreement or any other credit document shall refer to this agreement or such other credit document, as the case may be, as a whole and not to any particular provision of this agreement or such other credit document, as the case may be. The words "include" and "including" and words of similar import when used in this agreement or any other credit document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of this agreement and the terms of any other credit document, the terms of this agreement shall govern.

SECTION II.     CREDIT FACILITY.

        2.01.   REVOLVING LOAN FACILITY.

                (a) LOAN AVAILABILITY. Subject to the terms and conditions of this Agreement (including the amount limitations set forth in PARAGRAPH
        2.02 and the conditions set forth in SECTION III), each Lender severally agrees to advance to Borrower from time to time during the period beginning on the Closing Date and ending on the Maturity Date such loans as Borrower may request under this PARAGRAPH 2.01 (individually, a "LOAN"); PROVIDED, HOWEVER, that (i) the aggregate principal amount of all Loans made by such Lender at any time outstanding shall not exceed such Lender's Commitment at such time and (ii) the aggregate principal amount of all Loans made by all Lenders at any time outstanding shall not exceed the Total Commitment at such time. All Loans shall be made on a pro rata basis by the Lenders in accordance with their respective Proportionate Shares, with each Borrowing to be comprised of a Loan by each Lender equal to such Lender's Proportionate Share of such Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Loans until the Maturity Date.

                (b) NOTICE OF BORROWING. Borrower shall request each Borrowing by delivering to Agent an irrevocable written notice in the form of EXHIBIT A, appropriately completed (a "NOTICE OF BORROWING"), which specifies, among other things:

                        (i) The principal amount of the requested Borrowing, which shall be in the amount of (A) $100,000 or an integral multiple of $50,000 in excess thereof in the case of a Borrowing consisting of Base Rate Loans; or (B) $400,000 or an integral multiple of $100,000 in excess thereof in the case of a Borrowing consisting of LIBOR Loans;

                        (ii) Whether the requested Borrowing is to consist of Base Rate Loans or LIBOR Loans;

                        (iii) If the requested Borrowing is to consist of LIBOR Loans, the initial Interest Period selected by Borrower for such Loans in accordance with SUBPARAGRAPH 2.01(e); and

                        (iv) The date of the requested Borrowing, which shall be a Business Day;

        Borrower shall give each Notice of Borrowing to Agent at least three (3) Business Days before the date of the requested Borrowing in the case of a Borrowing consisting of LIBOR Loans with Interest Periods of one month or longer and on or before the date of the requested Borrowing in the case of any other Borrowing. Each Notice of Borrowing shall be delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in PARAGRAPH 8.01; PROVIDED, HOWEVER, that Borrower shall promptly deliver to Agent the original of any Notice of Borrowing initially delivered by facsimile. Agent shall promptly notify each Lender of the contents


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

        of each Notice of Borrowing and of the amount and Type of (and, if applicable, the Interest Period for) each Loan to be made by such Lender as part of the requested Borrowing.

                (c) LOAN INTEREST RATES. Borrower shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until the maturity thereof, at one of the following rates per annum:

                        (i) During such periods as such Loan is a Base Rate Loan, at a rate per annum equal to the Base Rate PLUS the Applicable Margin therefor, such rate to change from time to time as the Applicable Margin or Base Rate shall change; and

                        (ii) During such periods as such Loan is a LIBOR Loan, at a rate per annum equal at all times during each Interest Period for such LIBOR Loan to the LIBO Rate for such Interest Period PLUS the Applicable Margin therefor, such rate to change from time to time during such Interest Period as the Applicable Margin shall change.

        All Loans in each Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates. The number of Borrowings consisting of LIBOR Loans shall not exceed seven (7) at any time.

                (d) CONVERSION OF LOANS. Borrower may convert any Borrowing from one Type of Borrowing to the other Type; PROVIDED, HOWEVER, that any conversion of a Borrowing consisting of LIBOR Loans into a Borrowing consisting of Base Rate Loans shall be made on, and only on, the last day of an Interest Period for such LIBOR Loans. Borrower shall request such a conversion by an irrevocable written notice to Agent in the form of EXHIBIT B, appropriately completed (a "NOTICE OF CONVERSION"), which specifies, among other things:

                        (i)     The Borrowing which is to be converted;

                        (ii) The Type of Borrowing into which such Borrowing is to be converted;

                        (iii) If such Borrowing is to be converted into a Borrowing consisting of LIBOR Loans, the initial Interest Period selected by Borrower for such Loans in accordance with SUBPARAGRAPH 2.01(e); and

                        (iv) The date of the requested conversion, which shall be a Business Day.

        Borrower shall give each Notice of Conversion to Agent at least three
        (3) Business Days before the date of the requested conversion in the case of a conversion into a Borrowing consisting of LIBOR Loans with Interest Periods of one month or more and on or before the date of the requested conversion in the case of a conversion into any other Borrowing.

        Each Notice of Conversion shall be delivered by first-class mail or facsimile to Agent at the office or to the facsimile number and during the hours specified in PARAGRAPH 8.01; PROVIDED, HOWEVER, that Borrower shall promptly deliver to Agent the original of any Notice of Conversion initially delivered by facsimile. Agent shall promptly notify each Lender of the contents of each Notice of Conversion.

                (e) LIBOR LOAN INTEREST PERIODS.

                        (i) The initial and each subsequent Interest Period selected by Borrower for a LIBOR Loan shall be one (1) week, two
                (2) weeks, one (1) month, two (2) months, three (3) months or six (6) months; PROVIDED, HOWEVER, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period (other than a one-week or two-week Interest Period) which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (C) no such Interest Period shall end after the Maturity Date.

                        (ii) Borrower shall notify Agent by an irrevocable written notice in the form of EXHIBIT C, appropriately completed (a "NOTICE OF INTEREST PERIOD SELECTION"), at least three (3) Business Days prior to the last day of each Interest Period for LIBOR Loans of the Interest Period selected by Borrower for the next succeeding Interest Period for such Loans. Each Notice of Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in PARAGRAPH 8.01; PROVIDED, HOWEVER, that Borrower shall promptly deliver to Agent the original of any Notice of Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Agent of the next Interest Period for LIBOR Loans in accordance with this SUBPARAGRAPH 2.01(e), such Loans shall automatically convert to Base Rate Loans on the last day of the current Interest Period therefor.

                (f) SCHEDULED LOAN PAYMENTS. Borrower shall repay the principal amount of the Loans on the Maturity Date. Borrower shall pay accrued interest on the unpaid principal amount of each Loan in arrears (A) in the case of a Base Rate Loan, on the last day in each March, June, September and December, (B) in the case of a LIBOR Loan, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three (3) months, every three (3) months); and (C) in the case of all Loans, upon prepayment (to the extent thereof) and at maturity.

                (g) PURPOSE. Borrower shall use the proceeds of the Loans (i) first, to repay on the Closing Date all indebtedness outstanding under the Existing Credit Agreement and

        (ii) thereafter, for Borrower's general corporate needs, including the consummation of acquisitions otherwise permitted pursuant to the terms of this Agreement.

                (h) MATURITY DATE EXTENSIONS. On or before the last Business Day of each December beginning on December 31, 2001, Borrower may request the Lenders to extend the Maturity Date for an additional one-year period. Borrower shall request each such extension by appropriately completing, executing and delivering to Agent a written request in the form of EXHIBIT D (a " MATURITY DATE EXTENSION REQUEST"). Borrower understands that this SUBPARAGRAPH 2.01(h) is included in this Agreement for Borrower's convenience in requesting extensions and acknowledges that neither Agent nor any Lender has promised (either expressly or by implication), and neither Agent nor any Lender has any obligation or commitment, to extend the Maturity Date at any time. Agent shall promptly deliver to each Lender three (3) copies of each Maturity Date Extension Request received by Agent. If a
        Lender, in its sole and absolute discretion, consents to any Maturity Date Extension Request, such Lender shall evidence such consent by executing and returning two (2) copies of the Maturity Date Extension Request to Agent not later than the last Business Day which is thirty
        (30) days after the date Borrower delivered to Agent the Maturity
        Date Extension Request. Any failure by any Lender to execute and return a Maturity Date Extension Request shall be deemed a denial thereof. If Borrower shall deliver a Maturity Date Extension Request to Agent pursuant to the first sentence of this SUBPARAGRAPH 2.01(h), then not later than the last Business Day which is thirty-five (35) days after the date Borrower delivered to Agent the Maturity Date Extension Request, Agent shall notify Borrower in writing whether (i) Agent has received a copy of the Maturity Date Extension Request executed by each Lender, in which case the definition of " Maturity Date" set forth in PARAGRAPH 1.01 shall be deemed amended as provided in the Maturity Date Extension Request as of the date of such written notice from Agent to Borrower, or (ii) Agent has not received a copy of the Maturity Date Extension Request executed by each Lender, in which case such Maturity Date Extension Request shall be deemed denied. Agent shall deliver to Borrower, with each written notice under CLAUSE (i) of the preceding sentence which notifies Borrower that Agent has received a Maturity Date Extension Request executed by each Lender, a copy of the Maturity Date Extension Request so executed by each Lender.

        2.02.   COMMITMENT REDUCTIONS, ETC.

                (a) OPTIONAL REDUCTION OR CANCELLATION OF COMMITMENTS. Borrower may, upon three (3) Business Days written notice to Agent, permanently reduce the Total Commitment by the amount of one million Dollars ($1,000,000) or an integral multiple of one million Dollars ($1,000,000) in excess thereof or cancel the Total Commitment in its entirety; PROVIDED, HOWEVER, that:

                        (i) Borrower may not reduce the Total Commitment prior to the Maturity Date, if, after giving effect to such reduction, the aggregate principal amount of all Loans then outstanding would exceed the Total Commitment; and

                        (ii) Borrower may not cancel the Total Commitment prior to the Maturity Date, if, after giving effect to such cancellation, any Loans would then remain outstanding.

                (b) MANDATORY REDUCTION OR CANCELLATION OF COMMITMENTS. If, at any time, Borrower is required to make any mandatory prepayment of Loans pursuant to CLAUSE (ii) OF SUBPARAGRAPH 2.04(c), the Total Commitment shall be automatically and permanently reduced or cancelled by an amount equal to the full amount of any required prepayment.

                (c) EFFECT OF COMMITMENT REDUCTIONS. From the effective date of any reduction of the Total Commitment, the Commitment Fees payable pursuant to SUBPARAGRAPH 2.03(b) shall be computed on the basis of the Total Commitment as so reduced. Once reduced or cancelled, the Total Commitment may not be increased or reinstated without the prior written consent of all Lenders. Any reduction of the Total Commitment pursuant to SUBPARAGRAPH 2.02(a) or SUBPARAGRAPH 2.02(b) shall be applied ratably to reduce each Lender's Commitment in accordance with CLAUSE (i) OF SUBPARAGRAPH 2.08(a).

        2.03.   FEES.

                (a) AGENT'S FEE. Borrower shall pay to Agent, for its own account, agent's fees and other compensation in the amounts and at the times set forth in the Agent's Fee Letter.

                (b) COMMITMENT FEES. Borrower shall pay to Agent, for the ratable benefit of the Lenders as provided in CLAUSE (iii) OF SUBPARAGRAPH 2.08(a), nonrefundable commitment fees (the "COMMITMENT FEES") equal to the Commitment Fee Percentage on the daily average Unused Commitment for the period beginning on the date of this Agreement and ending on the Maturity Date. The Commitment Fee Percentage shall be determined as provided in the Pricing Grid and may change for each calendar quarter. Borrower shall pay the Commitment Fees in arrears on the last day in each March, June, September and December and on the Maturity Date (or if the Total Commitment is cancelled on a date prior to the Maturity Date, on such prior date).

                (c) PARTICIPATION FEE. On the Closing Date, Borrower shall pay to Agent, for the benefit of the Lenders, a one-time non-refundable participation fee equal to 0.15% of the Total Commitment to be shared among the Lenders pro rata in accordance with such Lenders' respective proportionate share of the Total Commitment.

        2.04.   PREPAYMENTS.

                (a) TERMS OF ALL PREPAYMENTS. Upon the prepayment of any Loan (whether such prepayment is an optional prepayment under SUBPARAGRAPH 2.04(b), a mandatory prepayment required by SUBPARAGRAPH 2.04(c) or a mandatory prepayment required by any other provision of this Agreement or the other Credit Documents, including, without limitation, a prepayment upon acceleration), Borrower shall pay to the Lender which made such Loan (i) all accrued interest to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a LIBOR Loan on a day other than the last day of an Interest Period for such LIBOR Loan, all amounts payable to such Lender pursuant to PARAGRAPH 2.11.

                (b) OPTIONAL PREPAYMENTS. At its option, Borrower may, upon three (3) Business Days notice to Agent, prepay the Loans in any Borrowing in part, in an aggregate principal amount of $1,000,000 or more, or in whole; except that Borrower may prepay the Loans in any Borrowing consisting of Base Rate Loans on the last Business Day in any fiscal quarter of Borrower upon same day notice to Agent if Borrower delivers such notice to Agent not later than 1:00 p.m. on the date of such prepayment.

                (c) MANDATORY PREPAYMENTS. Borrower shall immediately repay Loans as follows:

                        (i) If, at any time, the aggregate principal amount of all Loans then outstanding exceeds the Total Commitment at such time, Borrower shall immediately prepay Loans in an aggregate principal amount equal to such excess; and

                        (ii) Upon the incurrence by Borrower of unsecured Indebtedness of the type permitted pursuant to CLAUSE (xi) OF SUBPARAGRAPH 5.02(a), Borrower shall immediately prepay Loans in an amount equal to the Net Proceeds derived from the Indebtedness so incurred.

        2.05.   OTHER PAYMENT TERMS.

                (a) PLACE AND MANNER. Borrower shall make all payments due to each Lender or Agent hereunder by payments to Agent at Agent's office located at the address specified in PARAGRAPH 8.01, with each payment due to a Lender to be for the account of such Lender and such Lender's Applicable Lending Office. Borrower shall make all payments hereunder in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon on the date due, except that Borrower may make prepayments of the Loans in a Borrowing consisting of Base Rate Loans on the last Business Day of a fiscal quarter as late as 1:00 p.m. Agent shall promptly disburse to each Lender each payment received by Agent for the account of such Lender.

                (b) DATE. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                (c) LATE PAYMENTS. If any amounts required to be paid by Borrower under this Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Loan, any fees or other amounts) remain unpaid after such amounts are due, Borrower shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate PLUS two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

                (d) APPLICATION OF PAYMENTS. All payments hereunder shall be applied first to unpaid fees, costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Loans.

                (e) FAILURE TO PAY AGENT. Unless Agent shall have received notice from Borrower at least one (1) Business Day prior to the date on which any payment is due to the Lenders hereunder that Borrower will not make such payment in full, Agent shall be entitled to assume that Borrower has made or will make such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be paid to the Lenders on such due date an amount equal to the amount then due such Lenders. If and to the extent Borrower shall not have so made such payment in full to Agent, each such Lender shall repay to Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Agent, at (i) the Federal Funds Rate for the first three (3) days and (ii) the per annum rate applicable to Base Rate Loans thereafter. A certificate of Agent submitted to any Lender with respect to any amounts owing by such Lender under this SUBPARAGRAPH 2.05(e) shall be conclusive absent manifest error.

        2.06.   NOTES AND INTEREST ACCOUNT.

                (a) NOTES. The obligation of Borrower to repay the Loans made by each Lender and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of EXHIBIT E (individually, an "AMENDED AND RESTATED NOTE") which note shall be
        (i) payable to the order of such Lender, (ii) in the amount of such Lender's Commitment, (iii) dated the Closing Date and (iv) otherwise appropriately completed. Borrower authorizes each Lender to record on the schedule annexed to such Lender's Amended and Restated Note the date and amount of each Loan made by such Lender and of each payment or prepayment of principal thereon made by Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted; PROVIDED, HOWEVER, that any failure by a Lender to make any such notation shall not affect the Obligations. Borrower further authorizes each Lender to attach to and make a part of such Lender's Amended and Restated Note continuations of the schedule attached thereto as necessary.

                (b) INTEREST ACCOUNT. Borrower authorizes Agent to record in an account or accounts maintained by Agent on its books (the "INTEREST ACCOUNT") (i) the interest rates applicable to all Loans and the effective dates of all changes thereto, (ii) the Interest Period for each LIBOR Loan, (iii) the date and amount of each principal and interest payment on each Loan and (iv) such other information as Agent may determine is necessary for the computation of interest payable by Borrower hereunder.

        2.07.   LOAN FUNDING.

                (a) LENDER FUNDING AND DISBURSEMENT TO BORROWER. Each Lender shall, before 12:00 noon on the date of each Borrowing, make available to Agent at Agent's office specified in PARAGRAPH 8.01, in same day or immediately available funds, such Lender's Proportionate Share of such Borrowing. After Agent's receipt of such funds and upon satisfaction of the applicable conditions set forth in SECTION III, Agent shall promptly disburse such funds to Borrower in same day or immediately available funds. Unless otherwise directed by Borrower, Agent shall disburse the proceeds of each Borrowing by disbursement to the account or accounts specified in the applicable Notice of Borrowing.

                (b) LENDER FAILURE TO FUND. Unless Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to Agent such Lender's Proportionate Share of such Borrowing, Agent shall be entitled to assume that such Lender has made or will make such portion available to Agent on the date of such Borrowing in accordance with SUBPARAGRAPH 2.07(a), and Agent may on such date, in reliance upon such assumption, disburse or otherwise credit to Borrower a corresponding amount. If any Lender does not make the amount of its Proportionate Share of any Borrowing available to Agent on or prior to the date of such Borrowing, such Lender shall pay to Agent, on demand, interest which shall accrue on such amount from the date of such Borrowing until such amount is paid to Agent at rates equal to (i) the daily Federal Funds Rate during the period from the date of such Borrowing through the third Business Day thereafter and (ii) the rate applicable to Base Rate Loans thereafter. A certificate of Agent submitted to any Lender with respect to any amounts owing under this SUBPARAGRAPH 2.07(b) shall be conclusive absent manifest error. If the amount of any Lender's Proportionate Share of any Borrowing is not paid to Agent by such Lender within three (3) Business Days after the date of such Borrowing, Borrower shall repay such amount to Agent, on demand, together with interest thereon, for each day from the date such amount was disbursed to Borrower until the date such amount is repaid to Agent, at the interest rate applicable at the time to the Loans comprising such Borrowing.

                (c) LENDERS' OBLIGATIONS SEVERAL. The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation hereunder to make its Loan on the date of such Borrowing, but no Lender shall be obligated in any way to make any Loan which another Lender has failed or refused to make or otherwise be in any way responsible for the failure or refusal of any other Lender to make any Loan required to be made by such other Lender on the date of any Borrowing.

        2.08.   PRO RATA TREATMENT.

                (a) BORROWINGS, COMMITMENT REDUCTIONS, ETC. Except as otherwise provided herein:

                        (i) Each Borrowing and reduction of the Total Commitment shall be made or shared among the Lenders pro rata according to their respective Proportionate Shares;

                        (ii) Each payment of principal of Loans in any Borrowing shall be shared among the Lenders which made or funded the Loans in such Borrowing pro rata according to the respective unpaid principal amounts of such Loans so made or funded by such Lenders;

                        (iii) Each payment of interest on Loans in any Borrowing shall be shared among the Lenders which made or funded the Loans in such Borrowing pro rata according to (A) the respective unpaid principal amounts of such Loans so made or funded by such Lenders and (B) the dates on which such Lenders so made or funded such Loans;

                        (iv) Each payment of Commitment Fees shall be shared among the Lenders pro rata according to (A) their respective Proportionate Shares and (B) in the case of each Lender which becomes a Lender hereunder after the date hereof, the date upon which such Lender so became a Lender;

                        (v) Each payment of interest (other than interest on Loans) shall be shared among the Lenders and Agent owed the amount upon which such interest accrues pro rata according to
                (A) the respective amounts so owed such Lenders and Agent and
                (B) the dates on which such amounts became owing to such Lenders and Agent; and

                        (vi) All other payments under this Agreement and the other Credit Documents shall be for the benefit of the Person or Persons specified.

                (b) SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Loans owed to it in excess of its ratable share of payments on account of such Loans obtained by all Lenders entitled to such payments, such Lender shall forthwith purchase from the other Lenders such participations in the Loans as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase shall be rescinded and each other Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SUBPARAGRAPH 2.08(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

        2.09.   CHANGE OF CIRCUMSTANCES.

                (a) INABILITY TO DETERMINE RATES. If, on or before the first day of any Interest Period for any LIBOR Loan, (i) any Lender shall advise Agent that the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or
        (ii) any Lender shall advise Agent that the rate of interest for such Loan does not adequately and fairly reflect the cost to such Lender of making or maintaining such LIBOR Loan, Agent shall immediately give notice of such condition to Borrower and the other Lenders. After the giving of any such notice and until Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist, Borrower's right to request the making of or conversion to, and the Lenders' obligations to make or convert to LIBOR Loans shall be suspended. Any LIBOR Loans outstanding at the commencement of any such suspension shall be converted at the end of the then current Interest Period for such LIBOR Loans into a Base Rate Loans unless such suspension has then ended.

                (b) ILLEGALITY. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority (a "CHANGE OF LAW") shall make it unlawful or impossible for any Lender to make or maintain any LIBOR Loan, such Lender shall immediately notify Agent and Borrower of such Change of Law. Upon receipt of such notice,
        (i) Borrower's right to request the making of or conversion to, and such Lender's obligation to make or convert to LIBOR Loans shall be terminated, and (ii) Borrower shall, at the request of such Lender, either (A) pursuant to SUBPARAGRAPH 2.01(d) convert any such then outstanding LIBOR Loans into Base Rate Loans at the end of the current Interest Period for such LIBOR Loans or (B) immediately repay or convert any such LIBOR Loans if such Lender shall notify Borrower that such Lender may not lawfully continue to fund and maintain such LIBOR Loans. Any conversion or prepayment of LIBOR Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such LIBOR Loans shall be deemed a prepayment thereof for purposes of PARAGRAPH 2.11. After any Lender notifies Agent and Borrower of such a Change of Law and until such Lender notifies Agent and Borrower that it is no longer unlawful or impossible for such Lender to make or maintain a LIBOR Loan, all Loans of such Lender shall be Base Rate Loans.

                (c) INCREASED COSTS. If, after the date of this Agreement, any Change of Law:

                        (i) Shall subject any Lender to any tax, duty or other charge with respect to any LIBOR Loan, or shall change the basis of taxation of payments by Borrower to any Lender on such a LIBOR Loan or in respect to such a LIBOR Loan under this Agreement (except for changes in the rate of taxation on the overall net income of any Lender imposed by its jurisdiction of incorporation or the jurisdiction in which its principal executive office is located); or

                        (ii) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBO Rate for any Loans), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Lender for any LIBOR Loan; or

                        (iii) Shall impose on any Lender any other condition related to any LIBOR Loan or such Lender's Commitment;

        And the effect of any of the foregoing is to increase the cost to such Lender of making, renewing, or maintaining any such LIBOR Loan or its Commitment or to reduce any amount receivable by such Lender hereunder; then Borrower shall from time to time, within five (5) days after demand by such Lender, pay to such Lender additional amounts sufficient to reimburse such Lender for such increased costs or to compensate such Lender for such reduced amounts. A certificate as to the amount of such increased costs or reduced amounts, submitted by such Lender to Borrower shall, in the absence of manifest error, be conclusive and binding on Borrower for all purposes. The obligations of Borrower under this SUBPARAGRAPH 2.09(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                (d) CAPITAL REQUIREMENTS. If, after the date of this Agreement, any Lender determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender (a "CAPITAL ADEQUACY REQUIREMENT") and (ii) the amount of capital maintained by such Lender or such Person which is attributable to or based upon the Loans, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Lender's or such Person's policies with respect to capital adequacy), Borrower shall pay to such Lender or such Person, within five (5) days after demand of such Lender, such amounts as such Lender or such Person shall determine are necessary to compensate such Lender or such Person for the increased costs to such Lender or such Person of such increased capital. A certificate of any Lender setting forth in reasonable detail the computation of any such increased costs, delivered by such Lender to Borrower shall, in the absence of manifest error, be conclusive and binding on Borrower for all purposes. The obligations of Borrower under this SUBPARAGRAPH 2.09(d) shall survive the payment and performance of the Obligations and the termination of this Agreement.

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

                (e) MITIGATION. Any Lender which becomes aware of (i) any Change of Law which will make it unlawful or impossible for such Lender to make or maintain any LIBOR Loan or (ii) any Change of Law or other event or condition which will obligate Borrower to pay any amount pursuant to SUBPARAGRAPH 2.09(c) or SUBPARAGRAPH 2.09(d) shall notify Borrower and Agent thereof as promptly as practical. If any Lender has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Lender shall notify Borrower and Agent thereof as promptly as practical. Each Lender affected by any Change of Law which makes it unlawful or impossible for such Lender to make or maintain any LIBOR Loan or to which Borrower is obligated to pay any amount pursuant to SUBPARAGRAPH 2.09(c) or SUBPARAGRAPH 2.09(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Lending Office) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Borrower is obligated to pay pursuant to SUBPARAGRAPH 2.09(c) or SUBPARAGRAPH 2.09(d) if, in the reasonable opinion of such Lender, such efforts would not be disadvantageous to such Lender or contrary to such Lender's normal banking practices.

     2.10.      TAXES ON PAYMENTS.

                (a) PAYMENTS FREE OF TAXES. All payments made by Borrower under this Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on Agent or any Lender by its jurisdiction of incorporation or the jurisdiction in which its Applicable Lending Office is located) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "TAXES"). If any Taxes are required to be withheld from any amounts payable to Agent or any Lender hereunder or under the other Credit Documents, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by Agent or any Lender as a result of any such failure. The obligations of Borrower under this SUBPARAGRAPH 2.10(a) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                (b) WITHHOLDING EXEMPTION CERTIFICATES. On or prior to the date of the initial Borrowing or, if such date does not occur within thirty (30) days after the date of this Agreement, by the end of such 30-day period, each Lender which is not organized under the laws of the United States of America or a state thereof shall deliver to Borrower and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Lender which delivers to Borrower and Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Borrower and Agent two further copies of Form 1001 or 4224 (or successor applicable forms), as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by such Lender to Borrower and Agent, certifying that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Lender which is not organized under the laws of the United States of America or a state thereof further agrees (i) promptly to notify Agent and Borrower of any change of circumstances (including without limitation any change in any treaty, law or regulation) which would prevent such Lender from receiving payments hereunder without any deduction or withholding of United States federal income tax and (ii) to furnish to Agent and Borrower any other manner of certification as Agent or Borrower may reasonably request to establish the right of such Lender to receive payments hereunder without any deduction or withholding of United States federal income tax.

                (c) MITIGATION. If Agent or any Lender claims any additional amounts to be payable to it pursuant to this PARAGRAPH 2.10, such Person shall use reasonable commercial efforts to file any certificate or document requested in writing by Borrower (including without limitation copies of Internal Revenue Service Form 1001 (or successor forms) reflecting a reduced rate of withholding) or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or such change in the jurisdiction of its Applicable Lending Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of such Person, in the case of a change in the jurisdiction of its Applicable Lending Office, such change would not be disadvantageous to such Person or contrary to such Person's normal banking practices.

                (d) TAX RETURNS. Nothing contained in this PARAGRAPH 2.10 shall require Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

        2.11. FUNDING LOSS INDEMNIFICATION. If borrower shall (a) repay, prepay or convert any LIBOR loan on any day other than the last day of an interest period therefor (whether a scheduled payment, an optional prepayment or conversion, a mandatory prepayment or conversion, a payment upon acceleration or otherwise), (b) fail to borrow any LIBOR loan for which a Notice of Borrowing has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) fail to convert any loans into LIBOR loans in accordance with a Notice of Conversion delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Borrower shall, upon demand by any Lender, reimburse such Lender for and hold such Lender harmless from all costs and losses incurred by such Lender as a result of such repayment, prepayment, conversion or failure. Borrower understands that such costs and losses may include, without limitation, losses incurred by a Lender as a result of funding and other contracts entered into by such Lender to fund a LIBOR loan.
 Each lender demanding payment under this PARAGRAPH 2.11 shall deliver to Borrower, with a copy to Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Borrower shall constitute PRIMA FACIE evidence of such costs and losses. The obligations of Borrower under this PARAGRAPH 2.11 shall survive the payment and performance of the Obligations and the termination of this Agreement.

        2.12.    SECURITY.

             (a) GUARANTIES. The Secured Obligations shall be Guaranteed by an Amended and Restated Guaranty in the form of EXHIBIT F, duly executed by each Domestic Subsidiary of Borrower (the "AMENDED AND RESTATED GUARANTY").

             (b) mortgages, security agreements, etc. on and after the first amendment effective date, the secured obligations shall be secured by the following:

                     (i) a security agreement in the form of exhibit H-1, duly executed by borrower (the "borrower security agreement");

                        (ii) a domestic subsidiary security agreement in the form of exhibit H-2, duly executed by each domestic subsidiary of borrower (each a "domestic subsidiary security agreement," and collectively, the "domestic subsidiary security agreements");

                     (iii) a borrower intellectual property security agreement in the form of exhibit I-1, duly executed by borrower (the "borrower ip security agreement");

                     (iv) a domestic subsidiary intellectual property security agreement in the form of exhibit i-2, duly executed by each domestic subsidiary of borrower (each a "domestic subsidiary ip security agreement," and collectively, the "domestic subsidiary ip security agreements"); and

                     (v) a pledge agreement in the form of exhibit J, duly executed by borrower (the "pledge agreement").
                                      35

                (c) FURTHER ASSURANCES. Except as otherwise provided in Subparagraph 2.12(e), Borrower shall deliver, or cause its Subsidiaries to deliver, to Agent such additional mortgages, deeds of trust, security agreements, pledge agreements, guaranties, lessor consents and estoppels (containing appropriate mortgagee and lender protection language) and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as Required Lenders may reasonably request to :

                     (i) Grant, perfect, maintain, protect and evidence security interests in favor of Agent, for the benefit of Agent and the Lenders as security for the Secured Obligations, in any or all present and future real and personal property of Borrower and each Domestic Subsidiary of Borrower prior to the Liens or other interests of any Person, except for Permitted Liens;

                        (ii) Cause all Domestic Subsidiaries of Borrower to guarantee the Secured Obligations on the terms set forth in the Amended and Restated Guaranty; and

                     (iii) Otherwise establish, maintain, protect and evidence the rights provided to Agent, for the benefit of Agents and the Lenders, pursuant to the Security Documents.

        Borrower shall fully cooperate with Agent and the Lenders and perform all additional acts reasonably requested by Agent or any Lender to effect the purposes of this PARAGRAPH 2.12.

                (d) ALLOCATION OF COLLATERAL PROCEEDS. Agent shall apply any proceeds realized by Agent from the sale, disposition or collection of Collateral as follows:

                        (i) Agent first shall apply such proceeds to pay all reasonable costs and expenses incurred by Agent in realizing such proceeds.

                     (ii) If any proceeds then remain, Agent shall apply such proceeds to the Primary Secured Obligations until all such obligations are satisfied in full. If such proceeds are insufficient to satisfy all of the Primary Secured Obligations in full, Agent shall allocate such proceeds among the Lenders pro rata according to the Primary Secured Obligations then owed to each Lender.

                     (iii)   If any proceeds then remain, Agent shall apply
                such proceeds to the Secondary Secured Obligations until all such obligations are satisfied in full. If such proceeds are insufficient to satisfy all of the Secondary Secured Obligations in full, Agent shall allocate such proceeds among the
                                      36

                Lenders pro rata according to the Secondary Secured Obligations then owed to each Lender.

                (e)  Release of Collateral.

                        (i) Each Lender hereby authorizes Agent to execute and deliver such documents, instruments and agreements as borrower may reasonably request to release the Lien granted to Agent by the Security Documents in any Collateral that is sold by Borrower in accordance with Subparagraph 5.02(c). In determining whether a sale is in accordance with Subparagraph 5.02(c), Agent may rely upon certificates of Borrower or such other evidence as Agent may deem appropriate.

                        (ii) In addition, if during each of any two consecutive fiscal quarters occurring after the First Amendment Effective Date Borrower maintains a Debt/EBITDA Ratio of less than 1.00 to 1.00 (as determined by agent in its reasonable discretion), Agent shall execute and deliver (and each Lender hereby authorizes Agent to execute and deliver) such documents, instruments and agreements as Borrower may reasonably request to release the Lien granted to Agent by the Security Documents in the Collateral.

        2.13. REPLACEMENT OF LENDERS. IF any Lender shall (a) suspend its obligation to make or maintain LIBOR Loans pursuant to SUBPARAGRAPH 2.09(b) for a reason which is not applicable to the Lenders (or a material number of the Lenders) generally, or (b) demand any payment under SUBPARAGRAPH 2.09(c), 2.09(d) OR 2.10(a) for a reason which is not applicable to the Lenders (or a material number of the Lenders) generally, then Agent may (or upon the written request of Borrower so long as no Default or Event of Default shall have occurred and be continuing, shall) replace such Lender (the "AFFECTED LENDER"), or cause such affected Lender to be replaced, with another lender (the "REPLACEMENT LENDER") satisfying the requirements of an Assignee Lender under SUBPARAGRAPH 8.05(c), by having the affected Lender sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement lender pursuant to SUBPARAGRAPH 8.05(c); PROVIDED, HOWEVER, that if Borrower seeks to exercise such right, it must do so within one hundred twenty (120) days after it first knows or should have known of the occurrence of the event or events giving rise to such right, and neither Agent nor any Lender shall have any obligation to identify or locate a replacement lender for Borrower. Upon receipt by any affected Lender of a written notice from Agent stating that Agent is exercising the replacement right set forth in this PARAGRAPH 2.1e, such affected Lender shall sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement lender pursuant to an Assignment Agreement and SUBPARAGRAPH 8.05(c) for a purchase price equal to the sum of the principal amount of the affected Lender's Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled.

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

SECTION III.    CONDITIONS PRECEDENT.

        3.01. INITIAL CONDITIONS PRECEDENT. The obligations of the Lenders to make the loans comprising the initial borrowing are subject to receipt by agent, on or prior to the Closing Date, of each item listed in SCHEDULE 3.01, each in form and substance satisfactory to Agent and each Lender, and with sufficient copies for, Agent and each Lender.

        3.02. CONDITIONS PRECEDENT TO EACH CREDIT EVENT. The occurrence of each Credit Event (including the initial borrowing) is subject to the further conditions that:

                (a) Borrower shall have delivered to Agent the Notice of Borrowing, notice of conversion or notice of interest period selection, as the case may be, for such credit event in accordance with this agreement; and

                (b) On the date such credit event is to occur and after giving effect to such credit event, the following shall be true and correct:

                        (i) The representations and warranties of Borrower and its Subsidiaries set forth in PARAGRAPH 4.01 and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                        (ii) No Default or Event of Default has occurred and is continuing or will result from such Credit Event; and

                        (iii) All of the Credit Documents are in full force and effect.

        The submission by Borrower to Agent of each Notice of Borrowing, each Notice of Conversion (other than a notice for a conversion to a Base Rate Loan) and each Notice of Interest Period Selection shall be deemed to be a representation and warranty by Borrower that each of the statements set forth above in this SUBPARAGRAPH 3.02(b) is true and correct as of the date of such notice.

        3.03. COVENANT TO DELIVER. Borrower agrees (not as a condition but as a covenant) to deliver to Agent each item required to be delivered to Agent as a condition to the occurrence of any Credit Event if such credit event occurs. Borrower expressly agrees that the occurrence of any such credit event prior to the receipt by agent of any such item shall not constitute a waiver by Agent or any Lender of Borrower's obligation to deliver such item.

SECTION IV.     REPRESENTATIONS AND WARRANTIES.

        4.01. BORROWER'S REPRESENTATIONS AND WARRANTIES. In order to induce Agent and the Lenders to enter into this Agreement, Borrower hereby represents and warranties to Agent and the Lenders as follows:

                (a) DUE INCORPORATION, QUALIFICATION, ETC. Each of Borrower and Borrower's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

                (b) AUTHORITY. The execution, delivery and performance by Borrower of each Credit Document executed, or to be executed, by Borrower and the consummation of the transactions contemplated thereby
        (i) are within the power of Borrower and (ii) have been duly authorized by all necessary actions on the part of Borrower.

                (c) ENFORCEABILITY. Each Credit Document executed, or to be executed, by Borrower has been, or will be, duly executed and delivered by Borrower and constitutes, or will constitute, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                (d) NON-CONTRAVENTION. The execution and delivery by Borrower of the Credit Documents executed by Borrower and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Borrower; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of Borrower; or
        (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Borrower (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Credit Documents).

                (e) APPROVALS. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by Borrower and the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

                (f) NO VIOLATION OR DEFAULT. Neither Borrower nor any of its Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person; (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, neither Borrower nor any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably likely to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

                (g) LITIGATION. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) are reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seek to enjoin, either directly or indirectly, the execution, delivery or performance by Borrower of the Credit Documents or the transactions contemplated thereby.

                (h) TITLE; POSSESSION UNDER LEASES. Set forth in Schedule 7 to the Collateral Certificate (as supplemented by Borrower from time to time in a written notice to Agent pursuant to clause (vii) of Subparagraph 5.01(a) or otherwise) is a complete list of all real property owned by Borrower or any of its Domestic Subsidiaries, with the owner of such property, the location of such property, a brief description of such property and the use of such property. Set forth in
        Schedule 7 to the Collateral Certificate (as supplemented by Borrower from time to time in a written notice to Agent pursuant to clause (vii) of Subparagraph 5.01(a) or otherwise) is a complete list of all real property leased by Borrower or any of its Domestic Subsidiaries as lessee or sublessee, with the lessee or sublessee of such property, the location of such property, a brief description of such property, the use of such property, the owner of such property and the date and title of and parties to the lease for such property (including all amendments thereof). Borrower and its Subsidiaries own and have good and marketable title, or a valid leasehold interest in, all their respective properties and assets as reflected in the most recent Financial Statements delivered to Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective assets and properties acquired by Borrower and its Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens. Each of Borrower and its Subsidiaries has complied with all obligations under all leases to which it is a party and enjoys peaceful and undisturbed possession under such leases except where the failure to so comply or enjoy is not reasonably likely to have a Material Adverse Effect.

                (i) FINANCIAL STATEMENTS. The Financial Statements of Borrower and its Subsidiaries which have been delivered to Agent, (i) are in accordance with the books and records of Borrower and its Subsidiaries, which have been maintained in accordance with good business practice;
        (ii) have been prepared in conformity with GAAP; and (iii) fairly present the financial conditions and results of operations of Borrower and its Subsidiaries as of the date thereof and for the periods covered thereby. Neither Borrower nor any of its Subsidiaries has any Contingent Obligations or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial Statements dated September 27, 1998, furnished by Borrower to Agent prior to the date hereof, or in the Financial Statements delivered to Agent pursuant to CLAUSE (I) OR (II) OF SUBPARAGRAPH 5.01(A).

                (j) NO AGREEMENTS TO SELL ASSETS; ETC. Neither Borrower nor any of its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell all or substantially all of the assets of Borrower or, except to the extent permitted pursuant to SUBPARAGRAPH 5.02(d) OR 5.02(e), any of its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Borrower or, except to the extent permitted pursuant to SUBPARAGRAPH 5.02(d) OR 5.02(e), any of its Subsidiaries or to enter into any agreement with respect thereto.

                (k)  EMPLOYEE BENEFIT PLANS.

                        (i) Based on the latest valuation of each Employee Benefit Plan that either Borrower or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in
                Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

                        (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the IRC, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Borrower or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither Borrower nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the IRC.

                        (iii) Neither Borrower nor any ERISA Affiliate contributes to or has any material contingent obligations to any Multiemployer Plan. Neither Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under
                Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of
                Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under
                Section 4041A of ERISA.

                (l) OTHER REGULATIONS. Borrower is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

                (m) PATENT AND OTHER RIGHTS. Borrower and its Subsidiaries own or license (or could obtain such ownership or license on terms not materially adverse to Borrower and its Subsidiaries, taken as a whole) under validly existing agreements, and have the full right to license in the ordinary course of business as currently contemplated without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted.

                (n) GOVERNMENTAL CHARGES. Borrower and its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed by them. Borrower and its Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably likely to have a Material Adverse Effect if unpaid.

                (o) MARGIN STOCK. Borrower owns no Margin Stock which would cause it to be in violation of SUBPARAGRAPH 5.01(f).

                (p) SUBSIDIARIES, ETC. Set forth in SCHEDULE 4.01(p) (as supplemented by Borrower from time to time in a written notice to Agent) is a complete list of all of Borrower's Subsidiaries; the jurisdiction of incorporation of each such Subsidiary; for each Domestic Subsidiary and each direct Foreign Subsidiary, the number of shares of each class of Equity Security of such Subsidiary outstanding; and the percentage of each such Subsidiary's outstanding Equity Securities owned directly by Borrower or another Subsidiary of Borrower. Except for such Subsidiaries, Borrower has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

                (q) CATASTROPHIC EVENTS. Neither Borrower nor any of its Subsidiaries and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that is reasonably likely to have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Borrower or any of its Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Borrower, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

                (r) BURDENSOME CONTRACTUAL OBLIGATIONS, ETC. Neither Borrower nor any of its Subsidiaries and none of their properties is subject to any Contractual Obligation or Requirement of Law which is reasonably likely to have a Material Adverse Effect.

                (s) NO MATERIAL ADVERSE EFFECT. No event has occurred and no condition exists which is reasonably likely to have a Material Adverse Effect.

                (t) ACCURACY OF INFORMATION FURNISHED. None of the Credit Documents and none of the other certificates, statements or information furnished to Agent or any Lender by or on behalf of Borrower or any of its Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that it is recognized by Agent and the Lenders that projections and forecasts provided and developed by Borrower, while reflecting Borrower's good faith projections or forecasts based upon methods and data Borrower believed to be reasonable and accurate when made, are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

                (u) YEAR 2000 COMPATIBILITY. Borrower and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31,
        1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Borrower believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

        4.02. REAFFIRMATION. Borrower shall be deemed to have reaffirmed, for the benefit of the Lenders and Agent, each representation and warranty contained in PARAGRAPH 4.01 and in the other Credit Documents on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).

SECTION V.      COVENANTS.

        5.01. AFFIRMATIVE COVENANTS. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following affirmative covenants, unless Required Lenders shall otherwise consent in writing:

                (a) FINANCIAL STATEMENTS, REPORTS, ETC. Borrower shall furnish to Agent, with sufficient copies for each Lender, the following, each in such form and such detail as Agent or the Required Lenders shall reasonably request:

                        (i) As soon as available and in no event later than fifty (50) days after the last day of the first three fiscal quarters of Borrower in each fiscal year, a copy of the Financial Statements of Borrower and its Subsidiaries (prepared on a consolidated basis) for such quarter and for the fiscal year to date, certified by a Responsible Officer of Borrower to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                        (ii) As soon as available and in no event later than one hundred, twenty (120) days after the close of each fiscal year of Borrower, (A) copies of the audited Financial Statements of Borrower and its Subsidiaries (prepared on a consolidated basis) for such year, prepared by independent certified public accountants of recognized national standing acceptable to Agent and (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Agent) and management letters delivered by such accountants in connection with all such Financial Statements;

                        (iii) Contemporaneously with the quarterly and year-end Financial Statements required by the foregoing
                CLAUSES (i) AND (ii), a compliance certificate of a Responsible Officer of Borrower which (A) states that no Event of Default and no Default has occurred and is continuing, or, if any such Event of Default or Default has occurred and is continuing, a statement as to the nature thereof and what action Borrower proposes to take with respect thereto, (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in PARAGRAPH 5.03, (C) sets forth, as of the last day of such quarter or year, the amounts at such time of all Guaranty Obligations and all obligations on account of Rate Contracts and Surety Instruments of Borrower and its Subsidiaries to others, (D) states that the year 2000 remediation efforts of Borrower and its Subsidiaries are proceeding as scheduled, and (E) indicates whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding the year 2000 exposure, program or progress of Borrower and/or its Subsidiaries;

                        (iv) As soon as possible and in no event later than five (5) Business Days after any Responsible Officer of Borrower (or, in the case of (A) below, any Responsible Officer or any Vice President of Human Resources) knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Borrower or any of its Subsidiaries which could reasonably be expected to result in monetary damages payable by Borrower or its Subsidiaries of

                $1,000,000 or more (alone or in the aggregate); (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default or Event of Default; the statement of the President, Chief Financial Officer or Vice President-Finance of Borrower setting forth details of such event, condition, Default or Event of Default and the action which Borrower proposes to take with respect thereto;

                        (v) As soon as available and in no event later than five (5) Business Days after they are sent, made available or filed, copies of (A) all registration statements and reports filed by Borrower or any of its Subsidiaries with any securities exchange or the Securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-K reports); (B) all reports, proxy statements and financial statements sent or made available by Borrower or any of its Subsidiaries to its security holders; and (C) all press releases and other similar public concerning any material developments in the business of Borrower or any of its Subsidiaries made available by Borrower or any of its Subsidiaries to the public generally;

                        (vi) As soon as available and in no event later than thirty (30) days before the first day of each fiscal year of Borrower, the consolidated plan and forecast of Borrower and its Subsidiaries for such fiscal year, including quarterly cash flow projections;

                        (vii) As soon as possible and in no event later than thirty (30) days after the acquisition by Borrower of any leasehold or ownership interest in real property, a written supplement to Schedule 7 to the Collateral Certificate;

                        (viii) As soon as possible and in no event later than thirty (30) days after the establishment or acquisition by Borrower or any of its Subsidiaries of any new Subsidiary or any new Equity Securities of any existing Subsidiary, written notice thereof;

                        (ix) As soon as possible and in no event later than sixty (60) days after the issuance to or acquisition by Borrower of any new patent, trademark, copyright or mask work, written notice thereof; and

                        (x)     Such other instruments, agreements,
                certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Borrower or its Subsidiaries, and compliance by Borrower with the terms of this Agreement and the other Credit Documents as Agent may from time to time reasonably request.

                (b) BOOKS AND RECORDS. Borrower and its Subsidiaries shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

                (c) INSPECTIONS. Borrower and its Subsidiaries shall permit any Person designated by any Lender, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Borrower and its Subsidiaries, to conduct audits of any or all of the Collateral at Borrower's expense, to examine the books and records of Borrower and its Subsidiaries and make copies thereof and to discuss the affairs, finances and business of Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as any Lender may reasonably request; provided, however, that, so long as no Default or Event of Default has occurred and is continuing, (i) audits of the Collateral shall be conducted by Persons designated by Agent at reasonable cost and shall not be conducted at Borrower's expense more than once in any twelve (12) month period and (ii) Agent shall use its best efforts to schedule such audits at times during which Borrower and its Subsidiaries are conducting their own audits in order to minimize the expenses incurred by Agent or its designees in performing such audits.

                (d)  INSURANCE.  Borrower and its Subsidiaries shall:

                        (i) Carry and maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation;

                        (ii) Carry and maintain each policy for such insurance with (A) a company which is rated A or better by A.M. Best and Company at the time such policy is placed and at the time of each annual renewal thereof or (B) any other insurer which is reasonably satisfactory to Agent;

                        (iii) Obtain and maintain endorsements for such insurance as specified in Exhibit L; and

                        (iv) Deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect.

                (e) GOVERNMENTAL CHARGES. Borrower and its Subsidiaries shall promptly pay and discharge when due all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, except such taxes and other Governmental Charges as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained to the reasonable satisfaction of Agent.

                (f) USE OF PROCEEDS. Borrower shall use the proceeds of the Loans only for the purposes set forth in SUBPARAGRAPH 2.01(g). Borrower shall not use any part of the proceeds of any Loan, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower, any Lender or Agent in a violation of Regulations T, U or X issued by the Federal
        Reserve Board.

                (g) GENERAL BUSINESS OPERATIONS. Except to the extent otherwise permitted pursuant to SUBPARAGRAPH 5.02(d), each of Borrower and its Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business; PROVIDED, HOWEVER, that Borrower may cause any wholly-owned Subsidiary to be liquidated if Borrower's board of directors determines that it is in the best interests of Borrower and its Subsidiaries, taken as a whole and the assets of such dissolved wholly-owned Subsidiary are placed with Borrower or any Guarantor hereunder; (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which is reasonably likely to have a Material Adverse Effect; and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, except where any failure to do so is not reasonably likely to have a Material Adverse Effect. Borrower shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office or principal place of business outside of California except upon not less than ninety (90) days prior written notice to Agent.

                (h) YEAR 2000 COMPATIBILITY. Borrower and its Subsidiaries shall take all acts reasonably necessary to ensure that all software, hardware, firmware, equipment, goods and systems utilized by or material to their business operations or financial condition will properly perform date sensitive functions before, during and after the year 2000. At the request of Agent, Borrower shall provide to Agent such certifications or other evidence of compliance with this SUBPARAGRAPH 5.01(h) as Agent may from time to time require.

                (i) SENIOR RANKING. Borrower shall take, or cause to be taken, all actions necessary to ensure that the Secured Obligations are and continue to rank senior in right of payment with all other SECURED OR unsecured Indebtedness of Borrower, other than Permitted Liens.

     5.02. NEGATIVE COVENANTS. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations, borrower will comply, and will cause compliance, with the following negative covenants, unless Required Lenders shall otherwise consent in writing:

                (a) INDEBTEDNESS. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness except for the following ("PERMITTED INDEBTEDNESS"):

                        (i) The Obligations of Borrower under the Credit Documents;

                        (ii) Indebtedness of Borrower and its Subsidiaries listed in the Disclosure Letter and existing on the date of this Agreement;

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

                        (iii) Indebtedness of Borrower and its Subsidiaries arising from the endorsement of instruments for collection in the ordinary course of Borrower's or a Subsidiary's business;

                        (iv) Indebtedness of Borrower and its Subsidiaries under Rate Contracts, provided that (A) all such arrangements are entered into in connection with bona fide hedging operations and not for speculation and (B) the aggregate net amount owed by Borrower and its Subsidiaries under, on account of or otherwise in connection with such Rate Contracts does not exceed $5,000,000 (marked to market) at any time;

                        (v) Indebtedness of Borrower and its Subsidiaries under purchase money and construction loans and Capital Leases incurred by Borrower or any of its Subsidiaries to finance the acquisition by such Person of real property, fixtures or equipment or the construction of improvements to real property provided that (A) in each case, (y) such Indebtedness is incurred by such Person at the time of, or not later than sixty
                (60) days after, the acquisition by such Person of the property so financed or so constructed and (z) such Indebtedness does not exceed the purchase price or construction price (including acquisition of fixtures) of the property so financed or so constructed and (B) the aggregate amount of such Indebtedness outstanding at any time does not exceed $5,000,000;

                        (vi) Indebtedness of Borrower and its Subsidiaries under initial or successive refinancings of any Indebtedness permitted by CLAUSE (ii) above, provided that (A) the principal amount of any such refinancing does not exceed the principal amount of the Indebtedness being refinanced and (B) the material terms and provisions of any such refinancing (including maturity, redemption, prepayment, default and subordination provisions) are no less favorable to the Lenders than the Indebtedness being refinanced;

                        (vii) Indebtedness of Borrower and its Subsidiaries with respect to Surety Instruments in the ordinary course of business, provided that the aggregate amount of the obligations secured by such Surety Instruments at any time does not exceed $8,000,000;

                        (viii) Guaranty Obligations of Borrower in respect of Permitted Indebtedness of its Subsidiaries;

                        (ix) Guaranty Obligations or other related forms of Indebtedness incurred by borrower in connection with sales by Borrower of promissory notes, accounts receivable and other indebtedness owed to Borrower (including, without limitation, obligations under Borrower Note Guaranties and, if the Borrower Note Guaranty to ABN is replaced with some other form of Indebtedness, obligations under such Indebtedness), provided that the aggregate amount of all such notes, receivables and other indebtedness outstanding and so guaranteed by Borrower does not exceed $25,000,000 at any time;

                        (x) Indebtedness of Borrower to any of its Subsidiaries, Indebtedness of any of Borrower's Subsidiaries to Borrower or Indebtedness of any of Borrower's Subsidiaries to any of Borrower's other Subsidiaries, provided that any Indebtedness of Borrower to any of its Subsidiaries and any Indebtedness of any of Borrower's Subsidiaries to Borrower shall be subject to Subparagraph 5.02(k);

                        (xi) Unsecured Indebtedness of Borrower not otherwise permitted pursuant to clause (xii) below, provided that (A) the Indebtedness arising under this Agreement shall at all times rank senior in right of payment with such unsecured Indebtedness, (B) such unsecured Indebtedness does not contain material provisions that are more restrictive to Borrower and its Subsidiaries than the material provisions contained in this Agreement, (C) no principal payable in connection with such unsecured Indebtedness is scheduled for payment on or prior to the Maturity Date, (D) the Net Proceeds of such unsecured Indebtedness are applied to prepay the Loans pursuant to clause
                (ii) of Subparagraph 2.04(c) and reduce the Total Commitment pursuant to Subparagraph 2.02(b), and (E) the aggregate principal amount of all such unsecured Indebtedness outstanding at any time (measured at the time of the incurrence of such unsecured Indebtedness) does not exceed Fifty Million Dollars ($50,000,000);

                        (xii) Short-term unsecured indebtedness of ADAC Capital incurred in connection with the financing of proposed sales by ADAC Capital of promissory notes, accounts receivable and other indebtedness owed to ADAC Capital or any of Borrower's other Subsidiaries arising under transactions the terms and conditions of which have been approved in advance by the Required Lenders; and

                        (xiii) Other Indebtedness of Borrower and its Subsidiaries, provided that the aggregate principal amount of all such Indebtedness does not exceed $5,000,000 at any time.

                (b) LIENS. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for the following ("PERMITTED LIENS"):

                        (i) Liens granted to Agent or any Lender pursuant to the Security Documents or any other Credit Documents to secure the Secured Obligations;

                        (ii) Liens listed in the Disclosure Letter and existing on the date of this Agreement;

                        (iii) Liens for taxes or other Governmental Charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                        (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                        (v) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                        (vi) Zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

                        (vii) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

                        (viii) Liens on property or assets of any corporation which becomes a Subsidiary of Borrower after the date of this Agreement, provided that (A) such Liens exist at the time of such acquisition and (B) such Liens were not created in contemplation of such acquisition;

                        (ix) Judgment Liens, provided that the judgment does not yet constitute an Event of Default under SUBPARAGRAPH 6.01(h);

                        (x) Rights of vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided that, in each case, (A) such rights secure or otherwise relate to Permitted Indebtedness, (B) such rights do not extend to any property other than property acquired with the proceeds of such Permitted Indebtedness and (C) such rights do not secure any Indebtedness other than such Permitted Indebtedness;

                        (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of Borrower's and its Subsidiaries' businesses;

                        (xii) Liens securing Indebtedness which constitutes Permitted Indebtedness under clause (v) of Subparagraph 5.02(a) provided that, in each case,

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

                such Lien (A) covers only those assets (together with accessions thereto, replacements and proceeds, including insurance proceeds, and substitutions therefor), the acquisition of which was financed by such Permitted Indebtedness, and (B) secures only such Permitted Indebtedness;

                        (xiii) Liens on the property or assets of any Subsidiary of Borrower in favor of Borrower or any other Subsidiary of Borrower;

                        (xiv) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by the Liens described in CLAUSE (ii) OR (xii) above, provided that any extension, renewal or replacement Lien (A) is limited to the property covered by the existing Lien and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to the Lenders than the Indebtedness secured by the existing Lien;

                        (xv) Liens on insurance proceeds in favor of insurance companies with respect to the financing of insurance premiums;

                        (xvi) Leases and subleases of, and licenses and sublicenses with respect to, property where Borrower or a Subsidiary is the lessor or licensor (or sublessor or sublicensor); provided that such leases, subleases, licenses and sublicenses do not in the aggregate materially interfere with the business of Borrower and its Subsidiaries taken as a whole;

                        (xvii) Liens on property or assets of Borrower or any Subsidiary of Borrower arising pursuant to transactions of the type permitted pursuant to Subparagraph 5.02(c)(vi); and

                        (xviii) Other Liens in an amount not to exceed $100,000.

                (c) ASSET DISPOSITIONS. Neither Borrower nor any of its Subsidiaries shall sell, lease, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, except for the following:

                        (i) Sales of inventory by Borrower and its Subsidiaries in the ordinary course of their businesses;

                        (ii) Sales of surplus, damaged, worn or obsolete equipment or inventory for not less than fair market value;

                        (iii) Sales or other dispositions of Investments permitted by CLAUSE (i) OF SUBPARAGRAPH 5.02(e) for not less than fair market value;

                        (iv) Sales or assignments of defaulted receivables to a collection agency in the ordinary course of business;

                        (v) Sales or other dispositions of assets and property by Borrower to any of Borrower's Subsidiaries or by any of Borrower's Subsidiaries to Borrower or any of its other Subsidiaries, provided that the terms of any such sales or other dispositions by or to Borrower are terms which are no less favorable to Borrower then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

                        (vi) Sales by Borrower and ADAC Capital of promissory notes, accounts receivable and other indebtedness owed to Borrower and its Subsidiaries, provided that each such sale is
                (A) for cash consideration which is not less than the fair market value of the promissory notes, accounts receivable or other indebtedness sold and (B) without any recourse to Borrower, ADAC Capital or any of Borrower's other Subsidiaries except to the extent permitted by CLAUSE (ix) of Subparagraph 5.02(a);

                        (vii) Sales and licenses by Borrower of its intellectual property, in the ordinary course of its business, provided that, in each case, the terms of the transaction are terms which then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length; and

                        (viii) Other sales, leases, transfers and disposals of assets and property, provided that the aggregate value of all such assets and property (based upon the greater of the fair market or book value of such assets and property) so sold, leased, transferred or otherwise disposed of in any fiscal year does not exceed $10,000,000 per year.

                (d) MERGERS, ACQUISITIONS, ETC. Neither Borrower nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, establish any Subsidiary or acquire any Person or all or substantially all of the assets of any Person, except that:

                        (i) Any Subsidiary of Borrower may merge into Borrower or any wholly-owned Subsidiary of Borrower;

                        (ii) Borrower and its Subsidiaries may acquire any Person or all or substantially all of the assets of any Person, provided that (A) such Person or such assets are in a line of business permitted under SUBPARAGRAPH 5.02(f) and (B) immediately after giving effect to such acquisition, Borrower is in compliance with each of the financial covenants contained in PARAGRAPH 5.03; and

                        (iii) Borrower and its Subsidiaries may acquire any other Person or all or substantially all of the assets of any other Person, provided that the aggregate cost of such acquisitions does not exceed ten percent (10%) of the Tangible Net Worth of Borrower and its Subsidiaries. In determining the aggregate amount of acquisitions permitted under this CLAUSE
                (iii) at any time during a fiscal year


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

                subject to this clause, the Tangible Net Worth of Borrower and its Subsidiaries as of the last day of the most recently ended fiscal quarter shall be used.

                (e) INVESTMENTS. Neither Borrower nor any of its Subsidiaries shall make any Investment except for Investments in the following:

                        (i) Investments of Borrower and its Subsidiaries in Cash Equivalents;

                        (ii) Any transaction involving Borrower or any of its Domestic Subsidiaries permitted by Subparagraph 5.02(a) or clauses (ii), and (iii) of Subparagraph 5.02(d);

                        (iii) Investments by Borrower and its Subsidiaries in each other, provided that with respect to Investments by Borrower in its Foreign Subsidiaries , such Investments shall be limited to (A) the Investments listed in the Disclosure Letter and existing on the First Amendment Effective Date and (b) other Investments having an aggregate book value of not more than $10,000,000 at any time;

                        (iv) Investments consisting of loans to employees, officers and directors;

                        (v) Investments arising under Rate Contracts otherwise permitted pursuant to SUBPARAGRAPH 5.02(a)(iv);

                        (vi) Investments (other than Investments in Foreign Subsidiaries otherwise permitted pursuant to clause (iii) above) listed in the Disclosure Letter and existing on the date of this Agreement;

                        (vii) Investments received in the settlement of delinquent obligations or disputes, including Investments received in connection with the bankruptcy or reorganization of third Persons;

                        (viii) Investments consisting of deposit accounts maintained in the ordinary course of business;

                        (ix) Investments accepted in connection with dispositions of assets otherwise permitted under SUBPARAGRAPH 5.02(c); and

                        (x) Other Investments not otherwise permitted pursuant to this SUBPARAGRAPH 5.02(e); provided that the aggregate amount of such Investments does not exceed $5,000,000 at any time.

                (f) CHANGE IN BUSINESS. Neither Borrower nor any of its Subsidiaries shall engage, either directly or indirectly through Affiliates, in any business substantially different from businesses associated or connected with radiology or cardiology information systems, radiation planning, or servicing or manufacturing new or used nuclear medical equipment.

                (g) INDEBTEDNESS PAYMENTS, ETC. Neither Borrower nor any of its Subsidiaries shall (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Indebtedness for borrowed money (other than the Obligations or any Indebtedness owed by any Subsidiary to Borrower) or lease obligations or
        (ii) amend, modify or otherwise change the terms of any document, instrument or agreement evidencing Indebtedness for borrowed money (other than the Obligations or any Indebtedness owed by any Subsidiary to Borrower) or lease obligations so as to accelerate the scheduled payment thereof.

                (h) Security Issuances. None of Borrower's Subsidiaries shall issue, offer or sell any Equity Securities not currently outstanding except that any of Borrower's Subsidiaries may issue Equity Securities to Borrower or a wholly-owned Subsidiary of Borrower, provided that such Equity Securities are pledged to Agent pursuant to the Pledge Agreement to the extent required by the Pledge Agreement.

                (i) Redemptions. Neither Borrower nor any of its Subsidiaries shall purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities.

                (j)  ERISA.  Neither Borrower nor any ERISA Affiliate shall
        (i) adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan, (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the IRC involving any Employee Benefit Plan or Multiemployer Plan which would subject either Borrower or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the IRC or section 302 of ERISA), (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the IRC or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the IRC, where singly or cumulatively, the above would have a Material Adverse Effect.

                (k) TRANSACTIONS WITH AFFILIATES. Neither Borrower nor any of its Subsidiaries shall enter into any Contractual Obligation with any Affiliate(other than Borrower or any direct or indirect wholly-owned Subsidiary of Borrower) or engage in any other transaction with any Affiliate (other than Borrower or any direct or indirect wholly-owned Subsidiary of Borrower) except upon terms at least as favorable to Borrower or such Subsidiary as an arms-length transaction with unaffiliated Persons.


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

                (l) CAPITAL EXPENDITURES. Borrower and its Subsidiaries shall not make Capital Expenditures on a consolidated basis in excess of $20,000,000 in any fiscal year.

                (m) ACCOUNTING CHANGES. Neither Borrower nor any of its Subsidiaries shall change (i) its fiscal year (currently October 1 through September 30) or (ii) its accounting practices except as required by GAAP.

        5.03. FINANCIAL COVENANTS. Until the termination of this agreement and the satisfaction in full by borrower of all obligations, borrower will comply, and will cause compliance, with the following financial covenants, unless required lenders shall otherwise consent in writing:

                (a) EBITDAR/FIXED CHARGE COVERAGE RATIO. Borrower shall not permit the EBITDAR/Fixed Charge Coverage Ratio of Borrower and its Subsidiaries to be less than the ratios set forth below as of the end of the four fiscal quarter periods set forth below:

               Four fiscal quarter periods ending on the
                       last day of the third fiscal quarter
                       in 1999, the fourth fiscal quarter in
                       1999 and the first fiscal quarter in 2000    1.75 to 1.00

               Four fiscal quarter period ending on the
                       last day of the second fiscal quarter in
                       2000                                         2.00 to 1.00

               Four fiscal quarter period ending on the
                       last day of the third fiscal quarter in
                       2000                                         2.75 to 1.00

               Four fiscal quarter period ending on the
                       last day of the fourth fiscal quarter in
                       2000 and the last day of each fiscal quarter
                       thereafter                                   3.25 to 1.00

                (b)  TANGIBLE NET WORTH.  Borrower shall not permit the sum of
        (1) Tangible Net Worth of Borrower and its Subsidiaries on the last day of any fiscal quarter (any such date to be referred to herein as a "determination date") which occurs on or after July 4, 1999 (such date to be referred to herein as the "base date") plus (2) the after tax amount (if any) of the Capitalized Spare Parts 1999 Non-Ordinary Charges and the Latin American Notes 1999 Non-Ordinary Charges of Borrower and its Subsidiaries for each quarter after the base date through and including the quarter ending immediately prior to the determination date, to be less than the sum on such determination date of the following:


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

                        (i) $64,000,000; provided, however, that if Borrower has not completed the UGM Acquisition prior to the end of its first fiscal quarter in 2000, $70,000,000;

                                         PLUS

                        (ii) Fifty percent (50%) of the sum of the consolidated quarterly net income (ignoring any quarterly losses) of Borrower and its Subsidiaries for each quarter after the base date through and including the quarter ending immediately prior to the determination date;

                                         PLUS

                        (iii) Eighty five percent (85%) of the Net Proceeds realized by Borrower and its Subsidiaries from the issuance and/or sale of Equity Securities during the period commencing on the base date and ending on the determination date;

                                        MINUS

                        (iv) If the determination date is after the date of any permitted acquisition by Borrower pursuant to SUBPARAGRAPH 5.02(d), an amount equal to the after-tax sum of the Acquisition In-Process R&D Charges taken by Borrower during any such fiscal quarter.

                (c) Debt/EBITDA Ratio. Borrower shall not permit the Debt/EBITDA Ratio of borrower and its subsidiaries to be greater than the ratios set forth below as of the end of the four fiscal quarter periods set forth below:

           Four fiscal quarter periods ending on the
                   last day of the third fiscal quarter
                   in 1999, and the fourth fiscal quarter in 1999   3.00 to 1.00

           Four fiscal quarter period ending on the
                   last day of the first fiscal quarter in 2000     3.25 to 1.00

           Four fiscal quarter period ending on the last day of the second fiscal quarter in 2000 and the date day of each fiscal quarter thereafter 2.50 to 1.00;

        Provided, however, that for every four fiscal quarter period ending on the last day of a fiscal quarter occurring after the date Agent and the Lenders release their security interest in the Collateral securing the Secured Obligations pursuant to


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

        Subparagraph 2.12(e), Borrower shall not permit the Debt/EBITDA Ratio of Borrower and its Subsidiaries to be greater than 2.00 to 1.00.
                (d) PROFITABILITY. Borrower shall not permit the consolidated net income of Borrower and its Subsidiaries (i) for the third fiscal quarter in 1999 to be a loss in excess of $9,000,000, (ii) for the fourth fiscal quarter in 1999 to be less than $1.00 and (iii) for any other fiscal quarter to be less than $1.00. In calculating the consolidated net income of Borrower and its Subsidiaries for the third fiscal quarter in 1999, an amount equal to the after-tax sum of any Latin American Notes 1999 Non-Ordinary Charges taken by Borrower during such fiscal quarter shall be ignored. In addition, in calculating the consolidated net income of Borrower and its Subsidiaries for the fourth fiscal quarter in 1999, an amount equal to the sum of the 1999 Litigation Reserve, the after-tax sum of any Capitalized Spare Parts 1999 Non-Ordinary Charges and the Latin American Notes 1999 Non-Ordinary Charges taken by Borrower during such fiscal quarter shall be ignored. Finally, in calculating the consolidated net income of Borrower and its Subsidiaries for any quarter for the purposes of this subparagraph, an amount equal to the after-tax sum of any Acquisition In-Process R&D Charges taken by Borrower during such fiscal quarter shall be ignored.

SECTION VI.     DEFAULT.

        6.01. EVENTS OF DEFAULT. The occurrence or existence of any one or more of the following shall constitute an "EVENT OF DEFAULT" hereunder:

                (a) NON-PAYMENT. Borrower shall (i) fail to pay within one (1) day after the same becomes due any principal of any Loan or (ii) fail to pay within five (5) days after the same becomes due any interest, fees or other amount required under the terms of this Agreement or any of the other Credit Documents; or

                (b) SPECIFIC DEFAULTS. Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in SUBPARAGRAPH 5.01(d), PARAGRAPH 5.02 or PARAGRAPH 5.03; or

                (c) OTHER DEFAULTS. Borrower or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Credit Documents and such failure shall continue for twenty (20) days after the earlier of
        (i) the date a Responsible Officer first knew or should have known of such failure and (ii) the date Agent delivers to Borrower a notice of such failure; or

                (d) REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of Borrower or any of its Subsidiaries to Agent or any Lender in or in connection with this Agreement or any of the other Credit Documents, or as an inducement to Agent or


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


        any Lender to enter into this Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or
                (e) CROSS-DEFAULT. (i) Borrower or any of its Subsidiaries shall fail to make any payment when due on account of any Indebtedness of such Person (other than the Obligations) and such failure shall continue beyond any period of grace provided with respect thereto, if the amount of such Indebtedness exceeds $1,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of Borrower and its Subsidiaries (other than the Obligations) in an aggregate amount exceeding $1,000,000 to become due;
        (ii) Borrower or any of its Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Obligations), or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, (A) Indebtedness of Borrower and its Subsidiaries (other than the Obligations) in an aggregate amount exceeding $1,000,000 to become due (and/or to be secured by cash collateral) or (B) Indebtedness constituting secured Obligations to become due (and/or to be secured by cash collateral); or

                (f) INSOLVENCY, VOLUNTARY PROCEEDINGS. Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors,
        (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

                (g) INVOLUNTARY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

                (h) JUDGMENTS. (i) One or more judgments, orders, decrees or arbitration awards requiring Borrower and/or its Subsidiaries to pay an aggregate amount of $1,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Borrower and otherwise satisfying the requirements set forth in SUBPARAGRAPH 5.01(d))


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

        shall be rendered against Borrower and/or any of its Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be vacated or stayed for a period of ten (10) consecutive days; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of Borrower or any of its Subsidiaries and the same shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy; or (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar processes which, alone or in the aggregate, are reasonably likely to have a Material Adverse Effect are rendered, issued or levied; or

                (i) CREDIT DOCUMENTS. Any Credit Document or any material term thereof shall cease to be, or be asserted by Borrower or any of its Subsidiaries not to be, a legal, valid and binding obligation of Borrower or any of its Subsidiaries enforceable in accordance with its terms; or

                (j) ERISA. Any Reportable Event which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan; or

                (k)  CHANGE OF CONTROL.  Any Change of Control shall occur; or

                (l) MATERIAL ADVERSE EFFECT. Any event(s) or condition(s) which is(are) reasonably likely to have a Material Adverse Effect shall occur or exist.

     6.02. REMEDIES. At any time after the occurrence and during the continuance of any event of default (other than an event of default referred to in SUBPARAGRAPH 6.01(f) or 6.01(g)), Agent may, with the consent of the Required Lenders, or shall, upon instructions from the Required Lenders, by written notice to Borrower, (a) terminate the Commitments and the obligations of the Lenders to make Loans and/or (b) declare all outstanding Obligations payable by Borrower to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Amended and Restated Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in SUBPARAGRAPH 6.01(f) or 6.01(g), immediately and without notice,
(1) the Commitments and the obligations of the Lenders to make Loans shall automatically terminate and (2) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Amended and Restated Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Agent may exercise any other right, power or remedy available to it under any of the Credit Documents or otherwise by law, either by suit in equity or by action at law, or both.


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

SECTION VII.    THE AGENT AND RELATIONS AMONG LENDERS.

        7.01. APPOINTMENT, POWERS AND IMMUNITIES. Each Lender hereby appoints and authorizes Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Lender or have any fiduciary duty to any Lender. Notwithstanding anything to the contrary contained herein Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Document or any applicable Governmental Rule. Neither Agent nor any Lender shall be responsible to any other Lender for any recitals, statements, representations or warranties made by Borrower or any of its Subsidiaries contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure by Borrower or any of its Subsidiaries to perform their respective obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be responsible to any Lender for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Agent nor any of its directors, officers, employees, agents or advisors shall be responsible to any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Lenders.

     7.02. RELIANCE BY AGENT. Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

     7.03. DEFAULTS. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless Agent has received a written notice from a Lender or Borrower, referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". If Agent receives such a notice of the occurrence of a Default or Event of Default, Agent shall give prompt notice thereof to the Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED, HOWEVER, that until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain


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

from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     7.04.      INDEMNIFICATION.  Without limiting the Obligations of
Borrower hereunder, each Lender agrees to indemnify Agent, ratably in accordance with their Proportionate Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; PROVIDED, HOWEVER, that no Lender shall be liable for any of the foregoing to the extent they arise from Agent's gross negligence or willful misconduct. Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Lender under this PARAGRAPH 7.04 shall survive the payment and performance of the Obligations, the termination of this Agreement and any Lender ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Lender ceased to be a Lender hereunder).
     7.05. NON-RELIANCE. Each Lender represents that it has, independently and without reliance on Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of Borrower and the Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither Agent nor any of its affiliates nor any of their respective directors, officers, employees, agents or advisors shall (a) be required to keep any Lender informed as to the performance or observance by Borrower or any of its Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower or any of its Subsidiaries; (b) have any duty or responsibility to provide any Lender with any credit or other information concerning Borrower or any of its Subsidiaries which may come into the possession of Agent, except for notices, reports and other documents and information expressly required to be furnished to the Lenders by Agent hereunder; or (c) be responsible to any Lender for (i) any recital, statement, representation or warranty made by Borrower or any officer, employee or agent of Borrower in this Agreement or in any of the other Credit Documents, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Credit Document, (iii) the value or sufficiency of the Collateral or the validity or perfection of any of the liens or security interests intended to be created by the Credit Documents, or (iv) any failure by Borrower to perform its obligations under this Agreement or any other Credit Document.

        7.06. RESIGNATION OR REMOVAL OF AGENT. Agent may resign at any time by giving thirty (30) days prior written notice thereof to Borrower and the Lenders, and Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal,


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


the Required Lenders shall have the right to appoint a successor agent, which agent, if not a lender, shall be reasonably acceptable to borrower; PROVIDED, HOWEVER, that Borrower shall have no right to approve a successor Agent if a Default or an Event of Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this SECTION VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     7.07. AUTHORIZATION. Agent is hereby authorized by the Lenders to execute, deliver and perform, each of the Credit Documents to which Agent is or is intended to be a party and each Lender agrees to be bound by all of the agreements of Agent contained in the Credit Documents.

     7.08. AGENT IN ITS INDIVIDUAL CAPACITY. Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of banking or other business with Borrower and its Subsidiaries and Affiliates as though Agent were not Agent hereunder. With respect to Loans, if any, made by Agent in its capacity as a Lender, Agent in its capacity as a Lender shall have the same rights and powers under this Agreement and the other Credit Documents as any other Lender and may exercise the same as though it were not Agent, and the terms "Lender" or "Lenders" shall include Agent in its capacity as a Lender.

SECTION VIII.   MISCELLANEOUS.

        8.01. NOTICES. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower, any Lender or Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Borrower or Agent, at its respective facsimile number or address set forth below or, if to any Lender, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Lender in SCHEDULE I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective
(a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; PROVIDED, HOWEVER, that any notice delivered to Agent under SECTION II shall not be effective until received by Agent.

                        Agent:  ABN AMRO Bank N.V.
                                101 California Street, Suite 4550
                                San Francisco, CA  94111-5812
                                Attn:  Dianne Barkley
                                Telephone:  (415) 984-3706
                                Fax No:  (415) 362-3524

                                with a copy to:

                                ABN AMRO Bank N.V.
                                1325 Avenue of the Americas, 9th Floor
                                New York, NY  10019
                                Attn:  Linda Boardman
                                Telephone:  (212) 314-1724
                                Fax No:  (212) 314-1709

                                And

                                ABN AMRO Bank N.V.
                                208 S. LaSalle Street, Suite 1500
                                Chicago, IL  60604-1003
                                Attn:  Joseph Coriaci
                                       Credit Administration
                                Telephone: (312) 992-5118
                                Fax No.:  (312) 992-5111
                Borrower:       ADAC Laboratories
                                540 Alder Drive
                                Milpitas, CA  95035
                                Attn:  Ronald Lindberg
                                Telephone:  (408) 321-9100
                                Fax No:  (408) 321-9686

Each Notice of Borrowing, Notice of Conversion and Notice of Interest Period Selection shall be given by Borrower to Agent's office located at the address referred to above during Agent's normal business hours; PROVIDED, HOWEVER, that any such notice received by Agent after 10:30 a.m. on any Business Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Borrower to Agent or any Lender to be made by telephone or facsimile, Agent or any Lender may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by Agent or a Lender is such a person.

        8.02. EXPENSES. Borrower shall pay on demand, whether or not any Loan is made hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the preparation, negotiation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder and (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and the Lenders in the enforcement or attempted enforcement of any of the obligations or in preserving any of Agent's or the Lenders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Agent's and Lenders' in-house legal counsel and staff.
The obligations of Borrower under this PARAGRAPH 8.02 shall survive the payment and performance of the Obligations and the termination of this Agreement.

        8.03. INDEMNIFICATION. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and hold harmless Agent, the Lenders and their Affiliates and their respective directors, officers, employees, agents and advisors ("INDEMNITEES") from and against any and all liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Credit Documents or any transaction contemplated thereby, including without limitation any use by Borrower of any proceeds of the Loans, except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Agent or any Lender believes is covered by this indemnity, Agent or such Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Agent or such Lender, as the case may be. Agent or such Lender may also require Borrower to defend the matter. Any failure or delay of Agent or any Lender to notify Borrower of any such suit, claim or demand shall not relieve Borrower of its obligations under this PARAGRAPH 8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of Borrower under this PARAGRAPH 8.03 shall survive the payment and performance of the Obligations and the termination of this Agreement.

        8.04. WAIVERS; AMENDMENTS. Any term, covenant, agreement or condition of this Agreement or any other Credit Document may be amended or waived, and any consent under this Agreement or any other Credit Document may be given, if such amendment, waiver or consent is in writing and is signed by Borrower and the required Lenders (or Agent on behalf of the required Lenders with the written approval of the Required Lenders); PROVIDED, HOWEVER that:

                (a) Any amendment, waiver or consent which would (i) increase the Total Commitment, (ii) extend the Maturity Date, (iii) reduce the principal of or interest on any Loan or any fees or other amounts payable for the account of the Lenders hereunder, (iv) extend any scheduled principal, interest or fee payment date, (v) amend this PARAGRAPH 8.04, (vi) releases the Amended and Restated Guaranty, (vii) amends the definition of Required Lenders, or (viii) release any substantial and material part of the Collateral (except for any release permitted by Subparagraph 2.12(e)), must be in writing and signed or approved in writing by all Lenders;

                (b) Any amendment, waiver or consent which increases or decreases the Proportionate Share of any Lender must be in writing and signed by such Lender; and

                (c) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by Agent or any Lender in exercising any right under this Agreement or any other Credit Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     8.05.      SUCCESSORS AND ASSIGNS.

                (a) BINDING EFFECT. This Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrower, the Lenders, Agent, all future holders of the Amended and Restated Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Agent and each Lender. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

                (b) PARTICIPATIONS. Any Lender may at any time sell to one or more banks or other financial institutions ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Amended and Restated Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under this Agreement and the other Credit Documents. In the event of any such sale by a Lender of participating interests, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Amended and Restated Notes for all purposes under this Agreement and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Lender to obtain the consent of the Participant in order for such Lender to agree in writing to any amendment, waiver or consent of a type specified in CLAUSE (i), (ii),
        (iii) OR (iv) OF SUBPARAGRAPH 8.04(a) but may not otherwise require the selling Lender to obtain the consent of such Participant to any other amendment, waiver or consent hereunder. Borrower also agrees that any Lender which has transferred any participating interest in its Commitment or Loans shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Lender under PARAGRAPH 2.09, PARAGRAPH 2.10, and PARAGRAPH 2.11, as if such Lender had not made such transfer.

                (c) ASSIGNMENTS. Any Lender may, at any time, sell and assign to any Lender or any Eligible Assignee (individually, an "ASSIGNEE LENDER") all or a portion of its rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "ASSIGNMENT") pursuant to an assignment agreement in the form of EXHIBIT G (an "ASSIGNMENT AGREEMENT"), executed by each

        Assignee Lender and such assignor Lender (an "ASSIGNOR LENDER") and delivered to Agent for its acceptance and recording in the Register; PROVIDED, HOWEVER, that:

                        (i) Without the written consent of Agent and, if no Default or Event of Default has occurred and is continuing, Borrower (which consent of Agent and Borrower shall not be unreasonably withheld), no Lender may make any Assignment to any Assignee Lender which is not, immediately prior to such Assignment, a Lender hereunder or an Affiliate thereof; or

                        (ii) Without the written consent of Agent and, if no Default or Event of Default has occurred and is continuing, Borrower (which consent of Agent and Borrower shall not be unreasonably withheld), no Lender may make any Assignment to any Assignee Lender if, after giving effect to such Assignment, the Commitment of such Lender or such Assignee Lender would be less than Five Million Dollars ($5,000,000) (except that a Lender may make an Assignment which reduces its Commitment to zero without the written consent of Borrower and Agent); or

                        (iii) Without the written consent of Agent and, if no Default or Event of Default has occurred and is continuing, Borrower (which consent of Agent and Borrower shall not be unreasonably withheld), no Lender may make any Assignment which does not assign and delegate an equal pro rata interest in such Lender's Loans, Commitment and all other rights, duties and obligations of such Lender under this Agreement and the other Credit Documents.

        Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Lender thereunder shall be a Lender hereunder with a Proportionate Share as set forth on ATTACHMENT 1 TO SUCH ASSIGNMENT AGREEMENT (under the caption "Proportionate Share After Assignment") and shall have the rights, duties and obligations of such a Lender under this Agreement and the other Credit Documents, and (B) the Assignor Lender thereunder shall be a Lender with a Proportionate Share as set forth on ATTACHMENT 1 TO SUCH ASSIGNMENT AGREEMENT (under the caption "Proportionate Share After Assignment"), or, if the Proportionate Share of the Assignor Lender has been reduced to 0%, the Assignor Lender shall cease to be a Lender and to have any obligation to make any Loan; PROVIDED, HOWEVER, that any such Assignor Lender which ceases to be a Lender shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend SCHEDULE I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Lender, the deletion of each Assignor Lender which reduces its Proportionate Share to 0% and the resulting adjustment of Proportionate Shares arising from the purchase by each Assignee Lender of all or a portion of the rights and obligations of an Assignor Lender under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrower, at its own expense, shall execute and deliver to Agent, in exchange for the surrendered Amended and Restated Note of the Assignor Lender thereunder, a new Amended and Restated Note to the order of each Assignee Lender thereunder (with each new Amended and Restated Note to be in an amount equal to the Commitment assumed by such Assignee Lender) and, if the Assignor
        Lender is continuing as a Lender hereunder, a new Amended and Restated Note to the order of the Assignor Lender (with the new
        Amended and Restated Note to be in an amount equal to the Commitment retained by it). Each such new Amended and Restated Note shall be dated the Closing Date and each shall otherwise be in the form of the Amended and Restated Note replaced thereby. The Amended and Restated Notes surrendered by the Assignor Lender shall be returned by Agent to Borrower marked "replaced". Each Assignee Lender which was not previously a Lender hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Lender, deliver to Borrower and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

                (d) REGISTER. Agent shall maintain at its address referred to in PARAGRAPH 8.01 a copy of each Assignment Agreement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Proportionate Shares of each Lender from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                (e) REGISTRATION. Upon its receipt of an Assignment Agreement executed by an Assignor Lender and an Assignee Lender (and, to the extent required by SUBPARAGRAPH 8.05(c), by Borrower and Agent) together with payment to Agent by Assignor Lender of a registration and processing fee of $4000, Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and Borrower. Agent may, from time to time at its election, prepare and deliver to the Lenders and Borrower a revised SCHEDULE I reflecting the names, addresses and respective Proportionate Shares of all Lenders then parties hereto.

                (f) CONFIDENTIALITY. Agent and the Lenders may disclose the Credit Documents and any financial or other information relating to Borrower or any Subsidiary to each other or, with the consent of Borrower, to any potential Participant or Assignee Lender.
        8.06.   SETOFF; SECURITY INTEREST.

                (a) SETOFF. In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, with the prior consent of Agent but without prior notice
                                       67
        to or consent of Borrower, any such notice and consent being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Obligations any amount owing from such Lender to Borrower. The aforesaid right of set-off may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off may not have been exercised by such Lender at any prior time. Each Lender agrees promptly to notify Borrower after any such set-off and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

                (b) SECURITY INTEREST. As security for the Secured Obligations, Borrower hereby grants to Agent and each Lender, for the benefit of all Lenders, a continuing security interest in any and all deposit accounts or moneys of Borrower now or hereafter maintained with such Lender. Each Lender shall have all of the rights of a secured party with respect to such security interest.

        8.07. NO THIRD PARTY RIGHTS. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        8.08. PARTIAL INVALIDITY. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        8.09. JURY TRIAL. EACH OF BORROWER, THE LENDERS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

        8.10. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        8.11. CONFIDENTIALITY. None of the Banks and Agent shall disclose to any Person any information with respect to Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement or under the other Credit Documents, except that any Bank or Agent may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other professional advisors and to its Affiliates if such Bank or Agent or such Bank's or such Agent's holding or parent company in its sole discretion determines that any such party should have access to such information; (b) to another Bank or Agent; (c) if generally available to the public through no fault of Agent or the Banks; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Bank or Agent; (e) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by counsel; (f) to comply with any Requirement of Law applicable to such Bank or Agent; (g) to any Participant or Assignee Bank or any prospective Participant or Assignee Bank, provided that such Participant or Assignee or prospective Participant or assignee agrees in writing to be bound by this PARAGRAPH 8.11 prior to disclosure; or (h) otherwise with the prior consent of Borrower; PROVIDED, HOWEVER, that any disclosure made in violation of this agreement shall not affect the obligations of Borrower and its Subsidiaries under this Agreement and the other Credit Documents.

     8.12. EFFECT; TERMINATION OF EXISTING CREDIT AGREEMENT. Borrower, Agent and the Lenders agree that, on and after the Closing Date, (a) this Agreement, the Amended and Restated Notes and the Amended and Restated Guaranty shall amend, restate in their entirety and replace, without novation, the Existing Credit Agreement, the promissory notes issued by Borrower in connection with the Existing Credit Agreement (the "Existing Notes") and the Guaranty dated as of july 31, 1996 issued by the Domestic Subsidiaries in favor of Agent for the benefit of the Lenders in connection with the Existing Credit Agreement (the "Existing Guaranty"), respectively, (b) all obligations of the Lenders to make loans or otherwise extend credit to Borrower under the Existing Credit Agreement shall be terminated and (c) the Prior Security Documents and all of the Liens granted to Agent and the Lenders thereunder shall terminate; PROVIDED, HOWEVER, that such termination shall not (i) operate as a waiver of any right, power or remedy of Agent or the Lender hereunder or under the Amended and Restated Notes, the Amended and Restated Guaranty or any related document, instrument or agreement or (ii) extinguish or impair any obligations of Borrower under the Existing Credit Agreement, the Existing Notes, the Existing Guaranty or any related document, instrument or agreement except to the extent any such obligation is actually satisfied by Borrower or is covered in this Agreement or the other Credit Documents; PROVIDED, FURTHER, that all of the Loans outstanding under the Existing Credit Agreement shall remain outstanding and shall be deemed to have been made under this Agreement on a pro rata basis by the Lenders hereunder in accordance with their respective Proportionate Shares.
                        [the first signature page follows.]

                IN WITNESS WHEREOF, Borrower, the Lenders and Agent have caused this Agreement to be executed as of the day and year first above written.

BORROWER:                               ADAC LABORATORIES



                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

AGENT:                                  ABN AMRO BANK N.V., AS AGENT



                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

                                        By:
                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

LENDERS:                                ABN AMRO BANK N.V., AS A LENDER


                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

                                        SANWA BANK CALIFORNIA, AS A LENDER


                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

                                        BANQUE NATIONALE DE PARIS, AS A LENDER


                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

                                        UNION BANK OF CALIFORNIA, N.A, AS A
                                        LENDER


                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

                                        WELLS FARGO BANK, N.A., AS A LENDER


                                        By: ________________________________
                                                Name: ______________________
                                                Title: _____________________

                                                         PROPOSED CONFIRMED COPY
                                                         THROUGH FIRST AMENDMENT

--------------------------------------------------------------------------------

                       AMENDED AND RESTATED CREDIT AGREEMENT



                                       AMONG


                                 ADAC LABORATORIES


                                        AND


                              THE LENDERS NAMED HEREIN


                                        AND


                                ABN AMRO BANK N.V.,
                              AS AGENT FOR THE LENDERS




                                   MARCH 29, 1999


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                  PAGE
SECTION I.          INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.01.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.02.     GAAP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     1.03.     Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     1.04.     Plural Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     1.05.     Time. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     1.06.     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     1.07.     Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     1.08.     Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . 19

     1.09.     Calculation of Interest and Fees. . . . . . . . . . . . . . . . . . 19

     1.10.     Other Interpretive Provisions . . . . . . . . . . . . . . . . . . . 19

SECTION II.    CREDIT FACILITY . . . . . . . . . . . . . . . . . . . . . . . . . . 20

     2.01.     Revolving Loan Facility . . . . . . . . . . . . . . . . . . . . . . 20

     2.02.     Commitment Reductions, Etc. . . . . . . . . . . . . . . . . . . . . 23

     2.03.     Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

     2.04.     Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

     2.05.     Other Payment Terms . . . . . . . . . . . . . . . . . . . . . . . . 25

     2.06.     Notes and Interest Account. . . . . . . . . . . . . . . . . . . . . 26

     2.07.     Loan Funding. . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

     2.08.     Pro Rata Treatment. . . . . . . . . . . . . . . . . . . . . . . . . 28

     2.09.     Change of Circumstances . . . . . . . . . . . . . . . . . . . . . . 29

     2.10.     Taxes on Payments . . . . . . . . . . . . . . . . . . . . . . . . . 31

     2.11.     Funding Loss Indemnification. . . . . . . . . . . . . . . . . . . . 32

     2.12.      Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

     2.13.     Replacement of Lenders. . . . . . . . . . . . . . . . . . . . . . . 35

SECTION III.   CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . . . 35

     3.01.     Initial Conditions Precedent. . . . . . . . . . . . . . . . . . . . 35

     3.02.     Conditions Precedent to Each Credit Event . . . . . . . . . . . . . 35

     3.03.     Covenant to Deliver . . . . . . . . . . . . . . . . . . . . . . . . 36


                                      -i-

                               TABLE OF CONTENTS

                                  (CONTINUED)

                                                                                  PAGE
SECTION IV.    REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . 36

     4.01.     Borrower's Representations and Warranties . . . . . . . . . . . . . 36

     4.02.     Reaffirmation . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

SECTION V.     COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

     5.01.     Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . 41

     5.02.     Negative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . 44

     5.03.     Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . 51

SECTION VI.    DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54

     6.01.     Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . 54

     6.02.     Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56

SECTION VII.   THE AGENT AND RELATIONS AMONG LENDERS . . . . . . . . . . . . . . . 56

     7.01.     Appointment, Powers and Immunities. . . . . . . . . . . . . . . . . 56

     7.02.     Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . . . . 56

     7.03.     Defaults. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

     7.04.     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . 57

     7.05.     Non-Reliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

     7.06.     Resignation or Removal of Agent . . . . . . . . . . . . . . . . . . 58

     7.07.     Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . 58

     7.08.     Agent in its Individual Capacity. . . . . . . . . . . . . . . . . . 58

SECTION VIII.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . 58

     8.01.     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58

     8.02.     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60

     8.03.     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . 60

     8.04.     Waivers; Amendments . . . . . . . . . . . . . . . . . . . . . . . . 60

     8.05.     Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . . 61

     8.06.     Setoff; Security Interest . . . . . . . . . . . . . . . . . . . . . 64

     8.07.     No Third Party Rights . . . . . . . . . . . . . . . . . . . . . . . 64

     8.08.     Partial Invalidity. . . . . . . . . . . . . . . . . . . . . . . . . 64


                                      -ii-

                               TABLE OF CONTENTS

                                  (CONTINUED)
                                                                                  PAGE
     8.09.     Jury Trial. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64

     8.10.     Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . 65

     8.11.     Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . 65

     8.12.     Effect; Termination of Existing Credit Agreement. . . . . . . . . . 65

SCHEDULES

     I         Lenders
     1.01      Pricing Grid
     3.01      Initial Conditions Precedent
     4.01(q)   Subsidiaries


EXHIBITS
     A    Notice of Borrowing (2.01(b))
     B    Notice of Conversion (2.01(d))
     C    Notice of Interest Period Selection (2.01(e))
     D    Maturity Date Extension Request (2.01(h))
     E    Amended and Restated Note (2.06(a))
     F    Amended and Restated Guaranty (2.12(a))
     G    Assignment Agreement (8.05(c))
     H-1  Borrower Security Agreement (2.12(b))
     H-2  Domestic Subsidiary Security Agreement (2.12(b))
     I-1  Borrower IP Security Agreement (2.12(b))
     I-2  Domestic Subsidiary IP Security Agreement (2.12(b))
     J    Pledge Agreement (2.12(b))
     K    Collateral Certificate (1.01(a))
     L    Insurance Endorsements (5.01(d))

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

This redlined draft, generated by CompareRite -TM- - The Instant Redliner, shows the differences between - original document : 38434.10 and revised document:
382444.3CompareRite found 162 change(s) in the textDeletions appear as Overstrike text Additions appear as Bold+Dbl Underline text

                                   SCHEDULE I

                                     LENDERS

Lender                                       Proportionate
------                                           Share*
                                                 ------
ABN AMRO BANK N.V.                           33.33333333%

          Applicable Lending Office:

          ABN AMRO Bank N.V.
          San Francisco  Representative Office
          101 California Street, Suite 4550
          San Francisco, CA  94111-5812
          Address for Notices:

          Credit Administration:


          ABN AMRO Bank N.V.
          208 S. LaSalle Street, Suite 1500
          Chicago, IL  60604-1003
          Attn:  Joseph Coriaci
                    Credit Administration
          Telephone:  (312) 992-5118
          Fax No.:  (312) 992-5111


          With a copy to:


          ABN AMRO Bank N.V.
          101 California Street, Suite 4550
          San Francisco, CA 94111-5812
          Attn:  Dianne Barkley
                    Vice President
          Telephone:  (415) 984-3706
          Fax No:  (415) 362-3524

          Notices of Borrowing, Etc.:


          ABN AMRO Bank N.V.
          Capital Markets Syndication Group
          1235 Avenue of the Americas, 9th Floor
          New York, NY 10019
          Attn:  Linda Boardman
          Telephone:  (212) 314-1724
          Fax No:  (212) 314-1709

          Wiring Instructions:


          ABN AMRO Bank N.V.
          ABA #:  026009580
          F/O ABN AMRO Bank N.V.
          Chicago Branch CPU
          Account #:  650-001-1789-41
          Reference:  Adac Laboratories


     * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

Lender                                       Proportionate
------                                           Share*
                                                 ------
SANWA BANK CALIFORNIA                        24.00000000%

          Applicable Lending Office:
          San Jose CBC
          220 Almaden Boulevard
          San Jose, CA  95113-2003

          Address for notices:

          220 Almaden Boulevard
          San Jose, CA  95113-2003
          Attn:  Clifford M. Wallace
          Telephone No:  (408) 297-6500
          Telecopier No:  (408) 292-4092

          Wiring Instructions:

          Sanwa Bank California
          220 Almaden Boulevard
          San Jose, CA  95113
          ABA No. 122003516
          Account No:  1129-92463
          Reference:  Commercial Loan No. 00-0491250-5
          For Further Credit To: ADAC Laboratories

     * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

Lender                                       Proportionate
------                                           Share*
                                                 ------
BANQUE NATIONALE DE PARIS                    14.66666666%

          Applicable Lending Office:
          Banque National de Paris,
          San Francisco Branch
          180 Montgomery Street, 3rd Floor
          San Francisco, CA  94104

          Address for Notice:

          180 Montgomery Street, 3rd Floor
          San Francisco, CA  94104
          Attention:  Debra Wright, Vice President
          Telephone:  (415) 956-0707
          Telecopier:  (415) 296-8954
          Telex:  RCA 278900 (Answerback: BNPs UR)

          Wiring Instructions

          Federal Reserve Bank of San Francisco
          San Francisco, California
          ABA Number:  121027234
          Account Name:  Banque Nationale de Paris, San Francisco Branch
          Reference:  ADAC Laboratories

     * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

Lender                                       Proportionate
------                                           Share*
                                                 ------
UNION BANK OF CALIFORNIA, N.A.                14.66666666%

          Applicable Lending Office:

          Union Bank of California, N.A.
          350 California Street
          San Francisco, CA  94104

          Address for Notice:                          cc: Notification
                                                       ----------------
          Union Bank of California, N.A.               Allan Miner
          Northern California Commercial               99 Almaden Blvd.
          Banking Division                             Suite 200
          350 California Street, 10th Floor            San Jose, CA 95113
          San Francisco, CA  94104                     Tel.: 408/279-7742
          Attention:  Jim Goudy                        Fax: 408/280-7163
          Telephone:  (415) 705-7165
          Telecopier:  (415) 705-7111

          Wiring Instructions:

          Union Bank of California, N.A.
          1980 Saturn Street
          Monterey Park, CA  91755

          ABA Number:  122-000-496
          Account Number:  070-196431
          Account Name:  Wire Transfer Clearing
          Attention:  Commercial Loan Operations
          Reference:  ADAC Laboratories
          (include any additional information needed to process transaction)

     * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

Lender                                       Proportionate
------                                           Share*
                                                 ------
WELLS FARGO BANK, N.A.                       13.33333333%

          Applicable Lending Office:

          Wells Fargo Bank, N.A.
          121 Park Center Plaza, Third Floor
          San Jose, CA  95113

          Address for Notice:

          Wells Fargo Bank, N.A.
          Commercial Bank Loan Center
          201 Third Street, 8th Floor
          San Francisco, CA  94103
          Attention:  Oscar Enriquez
          Telephone:  (415) 477-5425
          Telecopier:  (415) 979-0675

          Wiring Instructions:

          Wells Fargo Bank, N.A.
          San Francisco, CA
          ABA Number:  121-000-248
          BNF:  Member SYN/AC-2712-507201
          Reference:  ADAC LABORATORIES

     * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                  SCHEDULE 1.01(a)


                                    PRICING GRID

                                  APPLICABLE MARGINS

             DEBT/      QUARTER   BASE     LIBOR      COMMITMENT
             EBITDA     LEVEL(2)  RATE     LOANS      FEE
             RATIO(1)             LOANS               PERCENTAGE
             --------  ---------  -----    -----      ----------
    LESS THAN OR
    EQUAL TO 0.50          1       0%      1.000%       0.250%

 GREATER THAN 0.50         2       0%      1.500%       0.375%
    LESS THAN 1.00

 GREATER THAN 1.00,        3       0%      2.000%       0.500%
    LESS THAN 1.50

 GREATER THAN 1.50,        4       0%      2.250%       0.625%
    LESS THAN OR
    EQUAL TO 2.00

 GREATER THAN 2.00         5       0%      2.500%       0.750%

--------------------

(1)   For a consecutive four-quarter period.

(2) For the second quarter after the last quarter in the consecutive four-quarter period.


                                   1.01(a)-1

                                     EXPLANATION

1. The Applicable Margin for each Loan and the Commitment Fee Percentage will be set for each quarter and will vary depending upon whether such quarter is a Level 1 Quarter, a Level 2 Quarter, a Level 3 Quarter, a Level 4 Quarter, OR a Level 5 Quarter.

2. The Closing Date through the quarter ending on or about June 30, 1999 will be a Level 2 Quarter.

3. Each quarter thereafter will be a Level 1 Quarter, a Level 2 Quarter, a Level 3 Quarter, a Level 4 Quarter, OR a Level 5 Quarter depending upon Borrower's Debt/EBITDA Ratio for the consecutive four-quarter period which ended with the second quarter prior to such quarter.

4.   Examples:

     (a) For the consecutive four-quarter period ending on or about September 30, 1999, Borrower's Debt/EBITDA Ratio was 1.30. The quarter ending on or about March 31, 2000 will be a Level 3 Quarter.

     (b) For the consecutive four-quarter period ending on or about June 30, 2000, Borrower's Debt/EBITDA Ratio was 1.60. The quarter ending on or about December 31, 2000 will be a Level 4 Quarter.


                                   1.01(a)-2

                                   SCHEDULE 3.01

                            INITIAL CONDITIONS PRECEDENT

A.   PRINCIPAL CREDIT DOCUMENTS.

     (1) The Amended and Restated Credit Agreement, duly executed by Borrower, each Lender and each Agent; and

     (2) An Amended and Restated Note payable to each Lender, each duly executed by Borrower; and

     (3) The Amended and Restated Guaranty, duly executed by each Domestic Subsidiary of Borrower.

B.   BORROWER CORPORATE DOCUMENTS.

     (1) The Certificate or Articles of Incorporation of Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

     (2) A Certificate of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

     (3) A certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Borrower as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Agreement and the other Credit Documents executed or to be executed by Borrower and the consummation of the transactions contemplated hereby and thereby; and (c) that there are no proceedings for the dissolution or liquidation of Borrower;

     (4) A certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by Borrower; and

     (5) Certificates of Good Standing (or comparable certificates) for Borrower, certified as of a recent date prior to the Closing Date by the Secretaries of State (or comparable official) of each state in which Borrower is qualified to do business.


                                     3.01-1

C.   SUBSIDIARY CORPORATE DOCUMENTS.

     (1) The Certificate of Incorporation (or comparable certificate) of each Domestic Subsidiary of Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable public official) of its state of incorporation;

     (2) A Certificate of Good Standing (or comparable certificate) for each Domestic Subsidiary of Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable public official) of its state of incorporation;

     (3) A certificate of the Secretary or an Assistant Secretary of each Domestic Subsidiary of Borrower, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of such Subsidiary as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of such Subsidiary and continuing in effect, which authorize the execution, delivery and performance by such Subsidiary of the Credit Documents executed or to be executed by such Subsidiary and the consummation of the transactions contemplated hereby and thereby; and (c) that there are no proceedings for the dissolution or liquidation of such Subsidiary; and

     (4) A certificate of the Secretary or an Assistant Secretary of each Domestic Subsidiary of Borrower, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of such Subsidiary authorized to execute, deliver and perform the Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by such Subsidiary.

D.   FINANCIAL STATEMENTS, FINANCIAL CONDITION, ETC.

     (1) A copy of the unaudited Financial Statements of Borrower and its Subsidiaries for the fiscal quarter ended December 31, 1998 and for the fiscal year to such date (prepared on a consolidated and consolidating basis), certified by the Chief Financial Officer or Vice President-Finance of Borrower to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

     (2) A copy of the audited consolidated Financial Statements of Borrower for the fiscal year ended September 27, 1998, prepared by Coopers & Lybrand and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

     (3) A copy of the 10-Q report filed by Borrower with the Securities and Exchange Commission for the quarter ended December 31, 1998;

     (4) A copy of the 10-K report filed by Borrower with the Securities and Exchange Commission for the fiscal year ended September 27, 1998;


                                     3.01-2

     (5) The consolidated plan and forecast of Borrower and its Subsidiaries for the fiscal year ending in 1999, including quarterly cash flow projections through the fiscal year ending in 1999 and annual cash flow projections through the fiscal years ending 2000 and 2001; and

     (6) Such other financial, business and other information regarding Borrower, or any of its Subsidiaries as Agent or any Lender may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.

E.   OPINION.

     A favorable written opinion of Wilson Sonsini Goodrich & Rosati, counsel for Borrower and its Subsidiaries, dated the Closing Date and addressed to Agent for the benefit of Agent and the Lenders, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent.

G.   OTHER ITEMS.

     (1)  A duly completed and timely delivered Notice of Borrowing;

     (2) Certificates of insurance evidencing the insurance Borrower is required to maintain pursuant to SUBPARAGRAPH 5.01(d);

     (3) An organization chart for Borrower and its Subsidiaries, setting forth the relationship among such Persons, certified by the Chief Financial Officer or Vice President-Finance of Borrower;

     (4) A certificate of the Chief Financial Officer or Vice President-Finance of Borrower, addressed to Agent and dated the Closing Date, certifying that:

     (a) The representations and warranties set forth in PARAGRAPH 4.01 and in the other Credit Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date);

     (b) No Event of Default or Default has occurred and is continuing as of such date;

     (c)  All of the Credit Documents are in full force and effect;

     (5) All fees and expenses payable to Agent and the Lenders on or prior to the Closing Date (including all fees payable to Agent pursuant to the Agent's Fee Letter);

     (6)  All fees and expenses of Agent's counsels through the Closing Date;
and


                                     3.01-3

     (7) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Agreement and the other Credit Documents.


                                     3.01-4

                                  SCHEDULE 4.01(q)

                                    SUBSIDIARIES

1.   SHARES OWNED DIRECTLY BY BORROWER:

     Subsidiary          Jurisdiction     Shares Owned
     ----------          ------------     by Borrower(1)
                                          -------------

     ADAC Research &     California       100%
     Manufacturing,
     Inc.

     ADAC Healthcare     Texas            100%
     Information
     Systems, Inc.

     ADAC Medical        Delaware         100%
     Technologies, Inc.
     (formerly known
     as J.D. Technical
     Services, Inc.)

     ADAC Laboratories   California       100%
     Pacific, Inc.

     ADAC Healthcare     Delaware         100%
     Partners, Inc.

     Cortet, Inc.        Florida          100%

     O.N.E.S Medical     New Hampshire    100%
     Services, Inc.

     CT Solutions        California       100%

     ADAC Capital, LLC   Delaware         100%

     ADAC Laboratories   Canada           100%
     Canada Ltd.

     ADAC Laboratories   Netherlands      100%
     Europe, BV.

     ADAC Foreign        Virgin Islands   100%
     Sales Corporation

     ADAC do Brasil      Brazil           100%

--------------------


                                   4.01(q)-1

(1)   All shares common unless otherwise indicated.


                                   4.01(q)-2

2.   SHARES OWNED DIRECTLY BY ADAC HEALTHCARE PARTNERS, INC. ("ADAC HCPI"):

     Subsidiary       Jurisdiction   Shares Owned
     ----------       ------------   by ADAC HCPI
                                     ------------

     ADAC Radiology   Delaware       100%
     Services, Inc.
                                     100%

--------------------

3.   SHARES OWNED DIRECTLY BY ADAC LABORATORIES EUROPE B.V. ("ADAC BV"):


     Subsidiary                   Jurisdiction   Shares Owned
     ----------                   ------------   by ADAC BV(2)
                                                 -------------
     ADAC Laboratories, SARL      France         100%

     ADAC Laboratories, SRL       Italy          100%

     ADAC Laboratories, Ltd.      UK             100%

     ADAC Laboratories, A/S       Denmark        100%

     ADAC Laboratories, GmbH      Germany        100%

--------------------

     (2) An immaterial number of directors' qualifying shares or the equivalent may be outstanding for some Foreign Subsidiaries.


                                   4.01(q)-3

                                    EXHIBIT A

                               NOTICE OF BORROWING

                                     [Date]

ABN AMRO Bank N.V.
  as Agent
Capital Markets Syndication Group
1235 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn:  Linda Boardman

     1. Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 29, 1999 (the "CREDIT AGREEMENT"), among ADAC Laboratories ("BORROWER"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "LENDERS") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity, "AGENT"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

     2. Pursuant to SUBPARAGRAPH 2.01(b) of the Credit Agreement, Borrower hereby irrevocably requests a Borrowing upon the following terms:

     (a) The principal amount of the requested Borrowing is to be $____________;

     (b) The requested Borrowing is to consist of ["Base Rate" or "LIBOR"]
Loans;

     (c) If the requested Borrowing is to consist of LIBOR Loans, the initial Interest Period for such Loans will be ______________ months; and

     (d) The date of the requested Borrowing is to be _______________, ______.

     3. Borrower hereby certifies to Agent and the Lenders that, on the date of this Notice of Borrowing and after giving effect to the requested Borrowing:

     (a) The representations and warranties of Borrower set forth in PARAGRAPH
4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

     (b) No Default or Event of Default has occurred and is continuing; and

     (c) All of the Credit Documents are in full force and effect.

     4. Please disburse the proceeds of the requested Borrowing to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     IN WITNESS WHEREOF, Borrower has executed this Notice of Borrowing on the date set forth above.

                                   ADAC LABORATORIES


                                   By:
                                      -----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------

                                    EXHIBIT B

                              NOTICE OF CONVERSION

                                     [Date]

ABN AMRO Bank N.V.
  as Agent
Capital Markets Syndication Group
1235 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn:  Linda Boardman

     1. Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 29, 1999 (the "CREDIT AGREEMENT"), among ADAC Laboratories ("BORROWER"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "LENDERS") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity, "AGENT"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

     2. Pursuant to SUBPARAGRAPH 2.01(d) of the Credit Agreement, Borrower hereby irrevocably requests to convert a Borrowing as follows:

     (a) The Borrowing to be converted consists of ["Base Rate" or "LIBOR"] Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on __________, ____;

     (b) The Loans in the Borrowing are to be converted into ["Base Rate" or "LIBOR"] Loans;

     (c) If such Loans are to be converted into LIBOR Loans, the initial Interest Period for such Loans commencing upon conversion will be __________ months; and

     (d) The date of the requested conversion is to be __________, ____.

     3. Borrower hereby certifies to Agent and the Lenders that, on the date of this Notice of Conversion, and after giving effect to the requested conversion:

     (a) The representations and warranties of Borrower set forth in PARAGRAPH
4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

     (b) No Default or Event of Default has occurred and is continuing; and

     (c) All of the Credit Documents are in full force and effect.

     IN WITNESS WHEREOF, Borrower has executed this Notice of Conversion on the date set forth above.

                                   ADAC LABORATORIES


                                   By:
                                      -----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------

                                     EXHIBIT C


                        NOTICE OF INTEREST PERIOD SELECTION

                                       [Date]

ABN AMRO Bank N.V.
  as Agent
Capital Markets Syndication Group
1235 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn:  Linda Boardman

     1. Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 29, 1999 (the "CREDIT AGREEMENT"), among ADAC Laboratories ("BORROWER"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "LENDERS") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity, "AGENT"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

     2. Pursuant to SUBPARAGRAPH 2.01(e) of the Credit Agreement, Borrower hereby irrevocably selects a new Interest Period for a Borrowing as follows:

     (a) The Borrowing for which a new Interest Period is to be selected consists of LIBOR Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on __________, ____;

     (b) The last day of the current Interest Period for such Loans is ___________, ____; and

     (c) The next Interest Period for such Loans commencing upon the last day of the current Interest Period is to be _________ months.

     3. Borrower hereby certifies to the Agents and the Lenders that, on the date of this Notice of Interest Period Selection, and after giving effect to the requested selection:

     (a) The representations and warranties of Borrower set forth in PARAGRAPH
4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

     (b) No Default or Event of Default has occurred and is continuing; and

     (c) All of the Credit Documents are in full force and effect.

     IN WITNESS WHEREOF, Borrower has executed this Notice of Interest Period Selection on the date set forth above.

                                   ADAC LABORATORIES


                                   By:
                                      -----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------

                                    EXHIBIT D

                         MATURITY DATE EXTENSION REQUEST

                                     [Date]

ABN AMRO Bank N.V.
  as Agent
Capital Markets Syndication Group
1235 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn:  Linda Boardman

     1. Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 29, 1999 (the "CREDIT AGREEMENT"), among ADAC Laboratories ("BORROWER"), the financial institutions listed in SCHEDULE I to the Credit Agreement (the "LENDERS") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity, "AGENT"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

     2. Upon the execution of a copy of this letter by each Lender, the return thereof to Agent and the written notification thereof by Agent to Borrower and Lenders, the Maturity Date, as defined in PARAGRAPH 1.01 of the Credit Agreement, shall be amended by changing the date "December 31, ____" to December 31, 20__."

     Except as specifically amended hereby, all terms, covenants and conditions of the Credit Agreement shall remain in full force and effect.

                                   Very truly yours,


                                   ADAC LABORATORIES


                                   By:
                                      -----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------

                                    EXHIBIT E

                            AMENDED AND RESTATED NOTE

$______________                        ____________________, __________

                                                  ________________, ____

     FOR VALUE RECEIVED, ADAC LABORATORIES, a California corporation ("BORROWER"), hereby promises to pay to the order of ____________________, a ____________________ ("LENDER"), the principal sum of
______________________________ DOLLARS ($__________) or such lesser amount as shall equal the aggregate outstanding principal balance of the Loans made by Lender to Borrower pursuant to the Amended and Restated Credit Agreement referred to below (as amended from time to time, the "CREDIT AGREEMENT"), on or before the Maturity Date specified in the Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

     Borrower shall make all payments hereunder, for the account of Lender's Applicable Lending Office, to Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

     Borrower hereby authorizes Lender to record on the schedule(s) annexed to this note the date and amount of each Loan and of each payment or prepayment of principal made by Borrower and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of Lender to make any such notation shall not affect Borrower's obligations hereunder.

     This note is one of the Notes referred to in the Amended and Restated Credit Agreement, dated as of March 29, 1999, among Borrower, Lender and the other financial institutions from time to time parties thereto (collectively, the "Lenders") and ABN AMRO Bank N.V., as agent for the Lenders. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

     The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including PARAGRAPH 8.05 thereof.

     Borrower shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.

                                   ADAC LABORATORIES


                                   By:
                                      -----------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------

                                LOANS AND PAYMENTS OF PRINCIPAL

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     Date    Type of   Amount of   Interest    Amount of      Unpaid    Notation
              Loan       Loan       Period     Principal    Principal    Made By
                                                 Paid        Balance
                                              or Prepaid
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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

                                    EXHIBIT F

                          AMENDED AND RESTATED GUARANTY

     THIS AMENDED AND RESTATED GUARANTY (this "Guaranty"), dated as of March 29, 1999 is executed by each of the undersigned (each such entity and each entity which hereafter executes and delivers a Subsidiary Joinder in substantially the form of Attachment 1 hereto to be referred to herein as a "Guarantor"), in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

                                    RECITALS

     A. Pursuant to a Credit Agreement dated as of July 31, 1996 (as amended to the date hereof, the "Existing Credit Agreement"), among ADAC Laboratories, a California corporation ("Borrower"), the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein. The availability of the credit facilities under such Existing Credit Agreement was subject, among other conditions, to the execution and delivery of each Guarantor of a Guaranty dated as of July 31, 1996 (the "Existing Guaranty").

     B. Borrower has requested Agent and the Lenders to amend the Existing Credit Agreement in certain respects. Pursuant to an Amended and Restated Credit Agreement dated the date hereof (the "Credit Agreement"), among Borrower, Agent and the Lenders, Agent and the Lenders have agreed to amend and restate the Existing Credit Agreement upon the terms and subject to the conditions set forth therein including, without limitation, (i) receipt by Agent of this Guaranty, duly executed by each existing Domestic Subsidiary of Borrower, which amends, and for convenience of reference, restates the Existing Guaranty as so amended in its entirety and (ii) the receipt by Agent of Subsidiary Joinders, duly executed by each future Domestic Subsidiary of Borrower. Each of the undersigned Guarantors is a Domestic Subsidiary of Borrower and expects to continue to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees with Agent, for the ratable benefit of the Lenders and Agent, that the Existing Guaranty shall be amended and restated to read in its entirety as follows:

     1.   DEFINITIONS AND INTERPRETATION.

          (a) DEFINITIONS. When used in this Guaranty, the following terms shall have the following respective meanings:

          "ADJUSTED MAXIMUM GUARANTY AMOUNT" shall mean, with respect to any Guarantor, the maximum liability of such Guarantor under this Guaranty, limited to the extent provided in Subparagraph 2(d) hereof (except that, for purposes of calculating the Adjusted Maximum Guaranty Amount of a Guarantor only, any assets or liabilities of such Guarantor arising under Paragraph 8 hereof shall be ignored).

          "AGENT" shall have the meaning given to that term in the introductory paragraph hereof.

          "AGGREGATE GUARANTY PAYMENTS" shall mean, with respect to any Guarantor at any time, the aggregate net amount of all payments made by such Guarantor under this Guaranty (including, without limitation, under Paragraph 8 hereof) at or prior to such time.

          "BORROWER" shall have the meaning given to that term in the Recital A hereof.

          "CREDIT AGREEMENT" shall have the meaning given to that term in the Recital B hereof.

          "DISALLOWED POST-COMMENCEMENT INTEREST AND EXPENSES" shall mean interest computed at the rate provided in the Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

          "EXISTING CREDIT AGREEMENT" shall have the meaning given to the term in Recital A hereof.

          "EXISTING GUARANTY" shall have the meaning given to the term in Recital A hereof.

          "FAIR SHARE" shall mean, with respect to any Guarantor at any time, an amount equal to (i) a fraction, the numerator of which is the Adjusted Maximum Guaranty Amount of such Guarantor and the denominator of which is the aggregate Adjusted Maximum Guaranty Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid by all Funding Guarantors under this Guaranty at or prior to such time.

          "FAIR SHARE SHORTFALL" shall mean, with respect to any Guarantor at any time, the amount, if any, by which the Fair Share of such Guarantor at such time exceeds the Aggregate Guaranty Payments of such Guarantor at such time.

          "FUNDING GUARANTOR" shall have the meaning given to that term in Paragraph 8 hereof.

          "GUARANTEED OBLIGATIONS" shall mean all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

          "GUARANTOR" shall have the meaning given to that term in the introductory paragraph hereof.

          "INSOLVENCY PROCEEDING" shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or any Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

          "LENDERS" shall have the meaning given to that term in the introductory paragraph hereof.

          "SUBORDINATED OBLIGATIONS" shall have the meaning given to that term in Paragraph 6 hereof.

          "SUBSIDIARY JOINDER" shall mean an agreement substantially in the form of Attachment 1 hereto.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement.

          (b) OTHER INTERPRETIVE PROVISIONS. The rules of construction set forth in SECTION I OF THE CREDIT AGREEMENT shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Each Guarantor acknowledges receipt of copies of the Credit Agreement and the other Credit Documents.

     2.   GUARANTY.

          (a) PAYMENT GUARANTY. Each Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, each Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Agent, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

          (b) CONTINUING GUARANTY. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Lenders to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Agent or any Lender, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

          (c) INDEPENDENT OBLIGATION. The liability of each Guarantor hereunder is independent of the Guaranteed Obligations and of the obligations of each other Guarantor hereunder, and a separate action or actions may be brought and prosecuted against each Guarantor irrespective of whether action is brought against Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations or whether Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

          (d) FRAUDULENT TRANSFER LIMITATION. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against any Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under
     Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of such Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

          (e) TERMINATION. Notwithstanding any termination of this Guaranty in accordance with PARAGRAPH 6 hereof, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Agent or any Lender after receipt.

     3. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants to Agent and the Lenders as follows:

          (a) DUE INCORPORATION, QUALIFICATION, ETC. Such Guarantor is a duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to qualify could not have a Material Adverse Effect.

          (b) AUTHORITY. The execution, delivery and performance by such Guarantor of this Guaranty are within the power of such Guarantor and have been duly authorized by all necessary actions on the part of such Guarantor.

          (c) ENFORCEABILITY. This Guaranty has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally.

          (d) NON-CONTRAVENTION. The execution, delivery and performance by such Guarantor of this Guaranty do not (i) violate any Requirement of Law applicable to such Guarantor, (ii) contravene any material Contractual Obligation of such Guarantor or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of such Guarantor.

          (e) APPROVALS. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect.

          (f) NO VIOLATION. No Guarantor is in violation of any Requirement of Law applicable to such Guarantor or any Contractual Obligation of such Guarantor, where, in either case, such violation is reasonably likely to have a Material Adverse Effect.

          (g) LITIGATION. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of such Guarantor, threatened against such Guarantor in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance of this Guaranty by such Guarantor;

          (h) FINANCIAL STATEMENTS. The Financial Statements of such Guarantor, which have been delivered to Agent and the Lenders fairly present the information reflected therein and have been prepared in accordance with GAAP.

          (i) OTHER REGULATIONS. Such Guarantor is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

          (j) TAXES. Such Guarantor has paid all taxes and other charges imposed by any Governmental Authority due and payable by such Guarantor other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established.

     4. COVENANTS. Until all obligations of Agent or any Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, each Guarantor shall comply with the following covenants:

          (a) FINANCIAL STATEMENTS, REPORTS, ETC. Such Guarantor shall furnish to Agent, with sufficient copies for each Lender, the following, each in such form and such detail as Agent or the Required Lenders shall reasonably request:

               (i) Such Financial Statements of such Guarantor as Agent or the Required Lenders shall reasonably request;

               (ii) Notice of any Default or Event of Default known to such Guarantor or of any other event or condition known to such Guarantor which is reasonably likely to have a Material Adverse Effect; and

               (iii) Such other certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of such Guarantor or its Subsidiaries, and compliance by Borrower and such Guarantor with the terms of the Credit Documents as Agent or any Lender may from time to time reasonably request.

          (b) BOOKS AND RECORDS. Such Guarantor and its Subsidiaries shall maintain proper books of record and account in accordance with good business practices and GAAP.

          (c) INSPECTIONS. Such Guarantor and its Subsidiaries shall permit any Person designated by Agent or any Lender, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of such Guarantor and its Subsidiaries, to examine the books and records of such Guarantor and its Subsidiaries and make copies thereof and to discuss the affairs, finances and accounts of such Guarantor and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Agent or any Lender may reasonably request.

          (d) INSURANCE. Such Guarantor and its Subsidiaries shall maintain with financially sound and reputable insurance carriers insurance in such amounts, with such deductibles and covering such risks as is customary for companies engaged in similar businesses in the same geographic areas as such Guarantor and its Subsidiaries.

          (e) GOVERNMENTAL CHARGES AND OTHER INDEBTEDNESS. To the extent failure to do so could have a Material Adverse Effect, such Guarantor and its Subsidiaries shall promptly pay and discharge all taxes and other charges imposed by any Government Authority upon such Guarantor or its Subsidiaries or their property as and when they become due.

          (f) GENERAL BUSINESS OPERATIONS. To the extent failure to do so could have a Material Adverse Effect, such Guarantor and its Subsidiaries shall (i) maintain its corporate existence and all rights, privileges and franchises necessary for the conduct of its business and (ii) comply with all Requirements of Law and Contractual Obligations applicable to it.

     5.   AUTHORIZATIONS, WAIVERS, ETC.

          (a) AUTHORIZATIONS. Each Guarantor authorizes Agent and the Lenders, in their discretion, without notice to such Guarantor, irrespective of any change in the financial condition of Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to:

               (i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Credit Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

               (ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

               (iii) Otherwise exercise any right or remedy they may have against Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

               (iv) Settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

               (v) Assign the Guaranteed Obligations, this Guaranty or the other Credit Documents in whole or in part to the extent provided in the Credit Agreement and the other Credit Documents.

          (b)  WAIVERS.  Each Guarantor hereby waives:

               (i) Any right to require Agent or any Lender to (A) proceed against Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshall the assets of Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Agent's or any Lender's power whatsoever;

               (ii) Any defense arising by reason of the application by Borrower of the proceeds of any borrowing;

               (iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Agent or any Lender to foreclose upon security by nonjudicial sale, or otherwise;

               (iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Credit Documents);

               (v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

               (vi) Until all obligations of Agent or any Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent, the Lenders or any other Person now has or may hereafter have against Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Agent, any Lender or any other Person on account of the Guaranteed Obligations;

               (vii) All presentments, demands for performance, notices of non-performance, notices delivered under the Credit Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

               (viii) The benefit of any statute of limitations to the extent permitted by law;

               (ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

               (x) Any right to be informed by Agent or any Lender of the financial condition of Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

               (xi) Until all obligations of Agent or any Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right to revoke this Guaranty;

               (xii) Any defense arising from an election for the application of Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

               (xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code;

               (xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations;

               (xv) All rights and defenses arising out of an election of remedies by Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against Borrower by the operation of
          Section 580d of the Code of Civil Procedure or otherwise; and

               (xvi) All other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

     Without limiting the scope of any of the foregoing provisions of this Paragraph 5, and pursuant to the provisions of California Civil Code
     Section 2856, each Guarantor hereby further waives all rights and defenses that such Guarantor may have because the Guaranteed Obligations are secured by real property. This means, among other things:

               (A) Agent or any Lender may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.

               (B) If Agent or any Lender forecloses on any real property collateral pledged by Borrower:

                      (1) The amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                      (2) Agent or any Lender may collect from any Guarantor even if Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right such Guarantor or any other Guarantor may have to collect from Borrower.

     This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the Guaranteed Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

          (c) FINANCIAL CONDITION OF BORROWER, ETC. Each Guarantor is fully aware of the financial condition and affairs of Borrower. Each Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrower furnished to such Guarantor by Agent or any Lender and has, independently and without reliance on Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Each Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

     6. SUBORDINATION. Each Guarantor hereby subordinates any and all debts, liabilities and obligations owed to such Guarantor by Borrower or any Subsidiary of Borrower (the "SUBORDINATED OBLIGATIONS") to the Guaranteed Obligations as provided in this PARAGRAPH 6.

          (a) PROHIBITED PAYMENTS, ETC. Until the occurrence of a Default or an Event of Default or any default by any Guarantor hereunder, each Guarantor and its Subsidiaries may receive regularly scheduled payments from Borrower on account of Subordinated Obligations. After the occurrence and during the continuance of any Default or Event of Default or any default by any Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower, however, unless Agent or Required Lenders otherwise requests, no Guarantor shall, nor shall it permit any of its Subsidiaries to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

          (b) PRIOR PAYMENT OF GUARANTEED OBLIGATIONS. In any Insolvency Proceeding relating to Borrower, each Guarantor agrees that Agent and the Lenders shall be entitled to receive payment of all Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) before such Guarantor or any of its Subsidiaries receives payment of any Subordinated Obligations.

          (c) TURN-OVER. After the occurrence and during the continuance of any Default or Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to Borrower, each Guarantor and its Subsidiaries shall, if Agent or Required Lenders so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Agent and the Lenders and deliver such payments to Agent on account of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

          (d) AGENT AUTHORIZATION. After the occurrence and during the continuance of any Default or Event of Default or any default by a Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower, Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor and its Subsidiaries, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Disallowed Post-Commencement

     Interest and Expenses), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Agent for application to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses).

     7.   GENERAL PLEDGE; SETOFF.

          (a) PLEDGE. In addition to all liens upon and rights of setoff against the property of any Guarantor given to Agent or any Lender by law or separate agreement to secure the liabilities of any Guarantor hereunder, to the extent permitted by law, each Guarantor hereby grants to Agent (for the ratable benefit of Agent and the Lenders), as security for such Guarantor's obligations hereunder, a security interest in all monies, deposit accounts, securities and other property of such Guarantor now or hereafter in the possession of or on deposit with Agent or any Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; and Agent shall have all rights and remedies of a secured party with respect to such property.

          (b) SETOFF. In addition to any rights and remedies of Agent or any Lender provided by law, Agent and the Lenders (with the prior consent of Agent) shall have the right, without prior notice to any Guarantor, any such notice being expressly waived by each Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Guaranteed Obligations any amount owing from Agent or any Lender to such Guarantor, including all deposits, accounts and moneys of such Guarantor then or thereafter maintained with Agent or any Lender, at or at any time after, the happening of any of the above mentioned events.

          (c) NONWAIVER. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Agent or any Lender or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Agent.

     8. CONTRIBUTION AMONG GUARANTORS. The Guarantors desire to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by any Guarantor under this Guaranty. Accordingly, if any payment is made by any Guarantor under this Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Guaranty Payments to equal its Fair Share. The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among the Guarantors set forth in this Paragraph 8 shall not be construed to limit in any way the liability of any Guarantor under this Guaranty or the amount of the Guaranteed Obligations.

     9.   MISCELLANEOUS.

          (a) NOTICES. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon any Guarantor, any Lender or Agent under this Guaranty or the other Credit Documents to which a Guarantor is a party shall be in writing and faxed, mailed or delivered, if to a Guarantor or Agent, at its respective facsimile number or address set forth below or in the respective Subsidiary Joinder for such Guarantor or, if to any Lender, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Lender in Schedule I to the Credit Agreement (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.
          Guarantor:  ADAC Research and Mfg., Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn:  Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Guarantor:  ADAC Healthcare Information Systems, Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn:  Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686
          Guarantor:  ADAC Medical Technologies, Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035

                      Attn:  Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Guarantor:  ADAC Laboratories Pacific, Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn:  Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Guarantor:  ADAC Healthcare Partners, Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn:  Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Guarantor:  ADAC Radiology Services, Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn:  Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Guarantor:  Cortet, Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn:  Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Guarantor:  O.N.E.S. Medical Services, Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn:  Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Guarantor:  CT Solutions Inc.
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn:  Ronald Lindberg

                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Agent:      ABN AMRO Bank N.V.
                      101 California Street, Suite 4550
                      San Francisco, CA  94111-5812
                      Attn: Dianne Barkley
                      Telephone: (415) 984-3706
                      Facsimile: (415) 362-3524

                      with a copy to:

                      ABN AMRO Bank N.V.
                      1325 Avenue of the Americas, 9th Floor
                      New York, NY  10017
                      Attn:  Linda Boardman
                      Telephone:  (212) 314-1724
                      Fax No:  (212) 314-1709

          (b) PAYMENTS. Each Guarantor shall make all payments required hereunder to Agent, or its order, at Agent's office located at the address set forth in SUBPARAGRAPH 9(a) hereof, or at such other office as Agent may designate, on demand, in Dollars. If any amounts required to be paid by a Guarantor under this Guaranty are not paid when due, such Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

          (c) EXPENSES. Each Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and
     (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and the Lenders in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Agent's or the Lenders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, any other Guarantor, Borrower or any of their affiliates).

          (d) WAIVERS; AMENDMENTS. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by each Guarantor and Agent to the extent permitted pursuant to Section

     8.04 of the Credit Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Agent's or any Lender's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

          (e) ASSIGNMENTS. This Guaranty shall be binding upon and inure to the benefit of Agent, the Lenders, the Guarantors and their respective successors and assigns; PROVIDED, HOWEVER, that no Guarantor may assign or transfer any of its rights and obligations under this Guaranty without the prior written consent of Agent and the Lenders, and, PROVIDED, FURTHER, that Agent and any Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

          (f) CUMULATIVE RIGHTS, ETC. The rights, powers and remedies of Agent and the Lenders under this Guaranty shall be in addition to all rights, powers and remedies given to Agent and the Lenders by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's or any Lender's rights hereunder. Each Guarantor waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.

          (g) PAYMENTS FREE OF TAXES, ETC. All payments made by each Guarantor under this Guaranty shall be made by each Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, each Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Agent or any Lender hereunder, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all such amounts) any such amounts payable hereunder in the amounts specified in this Guaranty. Upon request by Agent or any Lender, each Guarantor shall furnish evidence satisfactory to Agent or such Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

          (h) PARTIAL INVALIDITY. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

          (i) JOINT AND SEVERAL OBLIGATION. The obligations of the Guarantors under this Guaranty are joint and several obligations of each Guarantor and may be freely enforced against each Guarantor, for the full amount of the Guaranteed Obligations, without regard to whether enforcement is sought or available against any other Guarantor.

          (j) GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

          (k) JURY TRIAL. EACH GUARANTOR, THE LENDERS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

          (l) LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST AGENT, ANY LENDER OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF AGENT OR ANY LENDER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          (m) COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first above written.

                                   ADAC RESEARCH AND MFG., INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ADAC HEALTHCARE INFORMATION
                                   SYSTEMS, INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ADAC MEDICAL TECHNOLOGIES, INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ADAC LABORATORIES PACIFIC, INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ADAC HEALTHCARE PARTNERS, INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ADAC RADIOLOGY SERVICES, INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   CORTET, INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   O.N.E.S. MEDICAL SERVICES, INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   CT SOLUTIONS INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  ATTACHMENT 1

                               SUBSIDIARY JOINDER

     THIS SUBSIDIARY JOINDER (this "AGREEMENT"), dated as of ____________, ____, is executed by [NEW SUBSIDIARY], a _________ [corporation] [partnership] [etc.] ("NEW SUBSIDIARY"), in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "AGENT") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "LENDERS").

                                    RECITALS

     A. Pursuant to an Amended and Restated Credit Agreement dated as of March 29, 1999 (as amended from time to time, the "CREDIT AGREEMENT"), among ADAC Laboratories, a California corporation ("BORROWER"), the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

     B. The Lenders' obligations to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of (1) an Amended and Restated Guaranty, dated as of March 29, 1999 (the "GUARANTY"), duly executed by each existing Domestic Subsidiary of Borrower, and
(2) Subsidiary Joinders, duly executed by each future Domestic Subsidiary of Borrower.

     C. New Subsidiary is a new Domestic Subsidiary of Borrower and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, New Subsidiary hereby agrees with Agent, for the ratable benefit of the Lenders and Agent, as follows:

          1. DEFINITIONS AND INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein and defined in the Guaranty shall have the respective meanings given to those terms in the Guaranty. New Subsidiary acknowledges receipt of copies of the Guaranty, the Credit Agreement and the other Credit Documents.

          2. REPRESENTATIONS AND WARRANTIES. On and as of the date of this Agreement (the "Effective Date") and for the ratable benefit of the Agent and the Lenders, New Subsidiary hereby makes each of the representations and warranties made by each Guarantor in the Guaranty.


                                     F[1]-1

          3. AGREEMENT TO BE BOUND. New Subsidiary agrees that, on and as of the Effective Date, it shall become a Guarantor under the Guaranty and shall be bound by all the provisions of the Guaranty to the same extent as if New Subsidiary had executed the Guaranty on the Closing Date.

          4. WAIVER. Without limiting the generality of the waivers in the Guaranty, New Subsidiary specifically agrees to be bound by the Guaranty and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Guaranty.

          5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.


                                     F[1]-2

          IN WITNESS WHEREOF, New Subsidiary has caused this Agreement to be executed by its duly authorized officer.

                                   [NEW SUBSIDIARY]

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

Address:


[__________________________________]
[__________________________________]
[__________________________________]
Attn: [_______________________]
Telephone: [(___) ___-____]
Facsimile: [(___) ___-____]


                                     F[1]-3

                                    EXHIBIT G

                              ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:


          (1) The bank designated under item A of ATTACHMENT I hereto as the Assignor Lender ("ASSIGNOR LENDER"); and


          (2) Each bank designated under item B of ATTACHMENT I hereto as an Assignee Lender (individually, an "ASSIGNEE LENDER").


                                    RECITALS


     A. Assignor Lender is one of the lenders which is a party to the Amended and Restated Credit Agreement dated as of March 29, 1999, by and among ADAC Laboratories ("BORROWER,") Assignor Lender and the other financial institutions parties thereto (collectively, the "LENDERS") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity, "AGENT"). (Such credit agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "CREDIT AGREEMENT").


     B. Assignor Lender wishes to sell, and Assignee Lender wishes to purchase, all or a portion of Assignor Lender's rights under the Credit Agreement pursuant to Subparagraph 8.05(c) of the Credit Agreement.

                                    AGREEMENT

     Now, therefore, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Credit Agreement have the respective meanings given to those terms in the Credit Agreement.

     2. SALE AND ASSIGNMENT. Subject to the terms and conditions of this Assignment Agreement, Assignor Lender hereby agrees to sell, assign and delegate to each Assignee Lender and each Assignee Lender hereby agrees to purchase, accept and assume the rights, obligations and duties of a Lender under the Credit Agreement and the other Credit Documents equal to the Proportionate Share set forth under the caption "Proportionate Share Transferred" opposite such Assignee Lender's name on ATTACHMENT I hereto. Such sale, assignment and delegation shall become effective on the date designated in ATTACHMENT I hereto (the "ASSIGNMENT EFFECTIVE DATE"), which date shall be at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to Agent in accordance with Paragraph 3 hereof.

     3. ASSIGNMENT EFFECTIVE NOTICE. Upon (a) receipt by Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed ATTACHMENT I), each of which has been executed by Assignor Lender and each Assignee Lender (and, to the extent required by SUBPARAGRAPH 8.05(c) OF THE CREDIT AGREEMENT, by Borrower and Agent) and (b) payment to Agent of the registration and processing fee specified in SUBPARAGRAPH 8.05(e) OF THE CREDIT AGREEMENT by Assignor Lender, Agent will transmit to Borrower, Assignor Lender and each Assignee Lender an Assignment Effective Notice substantially in the form of ATTACHMENT II hereto, fully completed (an "ASSIGNMENT EFFECTIVE NOTICE").

     4. ASSIGNMENT EFFECTIVE DATE. At or before 12:00 noon (local time of Assignor Lender) on the Assignment Effective Date, each Assignee Lender shall pay to Assignor Lender, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Lender and such Assignee Lender (the "PURCHASE PRICE"), for the Proportionate Share purchased by such Assignee Lender hereunder. Effective upon receipt by Assignor Lender of the Purchase Price payable by each Assignee Lender, the sale, assignment and delegation to such Assignee Lender of such Proportionate Share as described in Paragraph 2 hereof shall become effective.

     5. PAYMENTS AFTER THE ASSIGNMENT EFFECTIVE DATE. Assignor Lender and each Assignee Lender hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Credit Agreement and the other Credit Documents as follows:

          (a) All principal payments made after the Assignment Effective Date with respect to each Proportionate Share assigned to an Assignee Lender pursuant to this Assignment Agreement shall be payable to such Assignee Lender.

          (b) All interest, fees and other amounts accrued after the Assignment Effective Date with respect to each Proportionate Share assigned to an Assignee Lender pursuant to this Assignment Agreement shall be payable to such Assignee Lender.

Assignor Lender and each Assignee Lender shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Credit Documents on account of the Proportionate Share assigned to such Assignee Lender, and neither Agent nor Borrower shall have any responsibility to effect or carry out such separate arrangements.

     6. DELIVERY OF NOTES. On or prior to the Assignment Effective Date, Assignor Lender will deliver to Agent the Notes payable to Assignor Lender. On or prior to the Assignment Effective Date, Borrower will deliver to Agent new Notes for each Assignee Lender and Assignor Lender, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their respective Commitments (as adjusted pursuant to this Assignment Agreement). As provided in SUBPARAGRAPH 8.05(c) OF THE CREDIT AGREEMENT, each such new Note shall be dated the Closing Date. Promptly after the Assignment Effective Date, Agent will send to each of Assignor Lender and the Assignee Lenders its new Notes and will send to Borrower the superseded Note payable to Assignor Lender, marked "Replaced."

     7. DELIVERY OF COPIES OF CREDIT DOCUMENTS. Concurrently with the execution and delivery hereof, Assignor Lender will provide to each Assignee Lender (if it is not already a Lender party to the Credit Agreement) conformed copies of all documents delivered to Assignor Lender on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement.

     8. FURTHER ASSURANCES. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

     9. FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS. Assignor Lender and each Assignee Lender further represent and warrant to and covenant with each other, Agent and the Lenders as follows:

          (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents furnished.

          (b) Assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its obligations under the Credit Agreement or any other Credit Documents.

          (c) Each Assignee Lender confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

          (d) Each Assignee Lender will, independently and without reliance upon Agent, Assignor Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.

          (e) Each Assignee Lender appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Credit

     Agreement and the other Credit Documents as Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with SECTION VII OF THE CREDIT AGREEMENT.

          (f) Each Assignee Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

          (g) ATTACHMENT I hereto sets forth administrative information with respect to each Assignee Lender.

     10. EFFECT OF THIS ASSIGNMENT AGREEMENT. On and after the Assignment Effective Date, (a) each Assignee Lender shall be a Lender with a Proportionate Share equal to the Proportionate Share set forth under the caption "Proportionate Share After Assignment" opposite such Assignee Lender's name on ATTACHMENT I hereto and shall have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents and (b) Assignor Lender shall be a Lender with a Proportionate Share equal to the Proportionate Share set forth under the caption "Proportionate Share After Assignment" opposite Assignor Lender's name on ATTACHMENT I hereto and shall have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents, or, if the Proportionate Share of Assignor Lender has been reduced to 0%, Assignor Lender shall cease to be a Lender and shall have no further obligation to make any Loans.

     11. MISCELLANEOUS. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in ATTACHMENT I hereto.

                                                                            , as
                                   -----------------------------------------
                                   Assignor Lender

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                         , as an
                                   --------------------------------------
                                   Assignee Lender

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                         , as an
                                   --------------------------------------
                                   Assignee Lender

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                         , as an
                                   --------------------------------------
                                   Assignee Lender

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

CONSENTED TO AND ACKNOWLEDGED BY:

-----------------------------------------

By:
   ------------------------------------------
     Name:
          -----------------------------------
     Title:
           ----------------------------------

                                 ,
---------------------------------
  As Agent



By:
   ------------------------------------------
     Name:
          -----------------------------------
     Title:
           ----------------------------------

ACCEPTED FOR RECORDATION
  IN REGISTER:


                                 ,
---------------------------------
  As Agent

By:
   ------------------------------------------
     Name:
          -----------------------------------
     Title:
           ----------------------------------

                                  ATTACHMENT 1

                             TO ASSIGNMENT AGREEMENT

                    NAMES, ADDRESSES AND PROPORTIONATE SHARES

                     OF ASSIGNOR LENDER AND ASSIGNEE LENDERS

                          AND ASSIGNMENT EFFECTIVE DATE

                              ______________, ____


A.  ASSIGNOR LENDER      Proportionate         Proportionate
                             Share              Share After
                        TRANSFERRED(1),(2)        ASSIGNMENT(1)

    _______________    _________________%     _______________%


     Applicable Lending Office:


     _____________________________

     ______________________________

     ______________________________

     ______________________________


     Address for notices:

     ______________________________

     ______________________________

     ______________________________

     ______________________________

     Telephone No:_________________

     Telecopier No:________________


     Wiring Instructions:


     ______________________________

     ______________________________


-------------------
(1) To be expressed by a percentage rounded to the [seventh]-digit to the right of the decimal point.

(2) Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchased by Assignee Lender.


                                     G[1]-1

B.  ASSIGNEE LENDERS      Proportionate         Proportionate
    ----------------         Share              Share After
                        Transferred(3),(4)        Assignment(1)
                        ------------------      ---------------

    _______________    _________________%     _______________%

     Applicable Lending Office:


     _____________________________

     ______________________________

     ______________________________

     ______________________________


     Address for notices:


     ______________________________

     ______________________________

     ______________________________

     ______________________________

     Telephone No:_________________

     Telecopier No:________________


     Wiring Instructions:


     ______________________________

     ______________________________

-------------------
(3) To be expressed by a percentage rounded to the [seventh]-digit to the right of the decimal point.

(4) Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchased by Assignee Lender.


                                     G[1]-2

B.  ASSIGNEE LENDERS     Proportionate         Proportionate
                             Share              Share After
                        TRANSFERRED(5),(6)       ASSIGNMENT(1)

    _______________    _________________%     _______________%


     Applicable Lending Office:


     _____________________________

     ______________________________

     ______________________________

     ______________________________


     Address for notices:


     ______________________________

     ______________________________

     ______________________________

     ______________________________

     Telephone No:_________________

     Telecopier No:________________


     Wiring Instructions:


     ______________________________

     ______________________________


     C.  ASSIGNMENT EFFECTIVE DATE

     ___________________________

     __________________, _______

-------------------
(5) To be expressed by a percentage rounded to the [seventh]-digit to the right of the decimal point.

(6) Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchased by Assignee Lender.


                                     G[1]-3

                                  ATTACHMENT 2

                             TO ASSIGNMENT AGREEMENT

                                     FORM OF

                           ASSIGNMENT EFFECTIVE NOTICE

     Reference is made to the Amended and Restated Credit Agreement, dated as of March 29, 1999, among ADAC Laboratories ("BORROWER"), the financial institutions parties thereto (the "LENDERS") and ABN AMRO Bank N.V., as agent for the Lenders (in such capacity, "AGENT"). Agent hereby acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note: Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

     1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________.

     2. Pursuant to such Assignment Agreement, Assignor Lender is required to deliver to Agent on or before the Assignment Effective Date the Notes payable to Assignor Lender.

     3. Pursuant to such Assignment Agreement, Borrower is required to deliver to Agent on or before the Assignment Effective Date the following Notes, each dated _________________ [Insert appropriate date]:

     [Describe each new Note for Assignor Lender and each Assignee Lender as to principal amount.]

     4. Pursuant to such Assignment Agreement, each Assignee Lender is required to pay its Purchase Price to Assignor Lender at or before 12:00 Noon on the Assignment Effective Date in immediately available funds.

                                   Very truly yours,

                                   ABN AMRO BANK N.V.
                                    as Agent

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                     G[2]-1

                                   EXHIBIT H-1

                           BORROWER SECURITY AGREEMENT

     THIS BORROWER SECURITY AGREEMENT, dated as of September [A], 1999 is executed by ADAC LABORATORIES, a California corporation ("Borrower"), in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

                                    RECITALS

     A. Pursuant to an Amended and Restated Credit Agreement, dated as of March 29, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 17, 1999 (as amended, and as further amended from time to time, the "Credit Agreement"), among Borrower, the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

     B. The Lenders' obligations to continue extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Security Agreement, duly executed by Borrower.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Agent, for the ratable benefit of the Lenders and Agent, as follows:

     1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

          "Account Debtor" shall have the meaning given to that term in subparagraph 3(g) hereof.

          "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

          "Borrower" shall have the meaning given to that term in the introductory paragraph hereof.

          "Collateral" shall have the meaning given to that term in paragraph 2 hereof.


                                      H-1-1

          "Collateral Certificate" shall have the meaning given to that term in the Credit Agreement.

          "Credit Agreement" shall have the meaning given to that term in Recital A hereof.

          "Depositary Bank" shall have the meaning given to that term in subparagraph 4(e) hereof.

          "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

          "Intermediary" shall have the meaning given to that term in subparagraph 4(f) hereof.

          "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

          "Lenders" shall have the meaning given to that term in the introductory paragraph hereof.

          "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

          "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

          "Secured Obligations" shall have the meaning given to that term in the Credit Agreement.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

     2. Grant of Security Interest. As security for the Secured Obligations, Borrower hereby pledges and assigns to Agent (for the ratable benefit of the Lenders and Agent) and grants to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Borrower in and to the property described in Attachment 1 hereto, whether now owned or hereafter


                                     H-1-2
acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

     3. Representations and Warranties. Borrower represents and warrants to the Lenders and Agent as follows:

          (a) Borrower is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

          (b) Agent has (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent that a security interest in such Collateral can be perfected by the filing of a financing statement, and a security interest in all other Collateral, subject to no other Liens except for Permitted Liens.

          (c) All Equipment and Inventory are (i) located at the locations indicated in item 8 of the Collateral Certificate, (ii) in transit to such locations or (iii) in transit to a third party purchaser which will become obligated on a Receivable to Borrower upon receipt. Except for Equipment and Inventory referred to in clauses (ii) and (iii) of the preceding sentence, Borrower has exclusive possession and control of the Inventory and Equipment.

          (d) All Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with all applicable Governmental Rules, including the Fair Labor Standards Act (if applicable).

          (e) Borrower keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at the address set forth in item 2 of the Collateral Certificate.

          (f) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.

          (g) Each insurance policy maintained by Borrower is validly existing and is in full force and effect. Borrower is not in default in any material respect under the provisions of any insurance policy, and there are no facts which, with the giving of notice or passage of time (or both), would result in such a default under any provision of any such insurance policy.


                                     H-1-3

          (h) The information set forth in the Collateral Certificate is true, correct and accurate.

     4. Covenants. Borrower hereby agrees as follows:

          (a) Borrower, at Borrower's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary, or which Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien (subject to Permitted Liens) or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Borrower shall (i) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (ii) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper in amounts exceeding $1,000,000 (provided, however that upon the occurrence of a Default, if requested by Agent, Borrower shall deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper in amounts of less than $1,000,000 but exceeding $100,000) and (iii) take such actions as may be necessary or reasonably requested by Agent to perfect the Lien of Agent in any Collateral consisting of investment property (including taking the actions required by Subparagraph 4(f) hereof and, in those jurisdictions where appropriate, causing such Liens to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent).

          (b) Borrower shall not use or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other Security Document, (ii) any applicable Governmental Rule where such use might have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral.

          (c) Borrower shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

          (d) Without thirty (30) days prior written notice to Agent, Borrower shall not (i) change Borrower's name or place of business (or, if Borrower has more than one place of business, its chief executive office), or the office in which Borrower's records relating to Receivables or the originals of Related Contracts are kept, (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive office set forth in item 2 of the Collateral Certificate, or (iii) keep Collateral


                                     H-1-4
     consisting of Equipment, Inventory or other goods at any location other than the locations set forth in item 8 of the Collateral Certificate.

          (e) For each deposit account maintained by Borrower, Borrower shall
     (i) execute and deliver to the bank or other depository institution at which such deposit account is maintained (the "Depositary Bank") a Notice of Security Interest in the form of Attachment 2 hereto and (ii) use its best efforts to cause the Depositary Bank to execute and deliver to Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Agent in its sole discretion). Without ten (10) days prior written notice to Agent, Borrower shall not establish any deposit account not set forth in item 15 of the Collateral Certificate.

          (f) For each securities account and commodity account maintained by Borrower, Borrower shall (i) complete, execute and deliver to the bank, broker or other Person at which such account is maintained (the "Intermediary") a Notice of Security Interest in the form of Attachment 3 hereto and (ii) cause the Intermediary to execute and deliver to Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Agent in its sole discretion). Without thirty (30) days prior written notice to Agent, Borrower shall not establish any securities account or commodity account not set forth in item 16 of the Collateral Certificate.

          (g) If requested by Agent, Borrower shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Receivables to a deposit account for which Borrower has complied with subparagraph 4(e) above and in which Agent has a first priority perfected security interest.

          (h) Borrower shall appear in and defend any action or proceeding which may affect its title to or Agent's interest in the Collateral if an adverse decision is reasonably likely to have a Material Adverse Effect.

          (i) If Agent gives value to enable Borrower to acquire rights in or the use of any Collateral, Borrower shall use such value for such purpose.

          (j) Borrower shall keep separate, accurate and complete records of the Collateral and shall provide Agent with such records and such other reports and information relating to the Collateral as Agent may reasonably request from time to time.

          (k) Borrower shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the


                                     H-1-5

     Credit Agreement, and Borrower shall keep the Collateral free of all Liens except Permitted Liens.

          (l) Borrower shall, if requested by Agent, type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents in excess of $100,000 not in the possession of Agent a legend satisfactory to Agent indicating that such chattel paper and documents are subject to the security interest granted hereby.

          (m) Borrower shall collect, enforce and receive delivery of the Receivables in accordance with past practice until otherwise notified by Agent.

          (n) Borrower shall comply with all material Requirements of Law applicable to Borrower which relate to the production, possession, operation, maintenance and control of the Collateral (including, without limitation, the Fair Labor Standards Act).

          (o) Borrower shall (i) carry and maintain insurance on the Collateral as required pursuant to Subparagraph 5.01(c) of the Credit Agreement, (ii) deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect, and (iii) deliver to Agent copies of each policy of insurance which replaces, or evidences the renewal of, each existing policy of insurance at least fifteen (15) days prior to the expiration of such policy. Agent shall be named as additional insured or additional loss payee, as appropriate, on all liability and property insurance of Borrower and such policies shall contain such additional endorsements as shall be required by Agent. Prior to the occurrence and the continuance of an Event of Default, all proceeds of any property insurance paid as a result of any event or occurrence shall be paid to Borrower. All proceeds of any property insurance paid after the occurrence and during the continuance of an Event of Default shall be paid to Agent to be held as Collateral and applied as provided in the Credit Agreement or, at the election of the Required Lenders, returned to Borrower.

     5. Authorized Action by Agent. Borrower hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) any act which Borrower is obligated by this Security Agreement to perform, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit,


                                     H-1-6
surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Borrower relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent shall not act pursuant to this appointment or otherwise hereunder unless an Event of Default has occurred and is continuing. Borrower agrees to reimburse Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Agent may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. Borrower agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the Collateral.

     6. Default and Remedies. Borrower shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement. In addition to all other rights and remedies granted to Agent by this Security Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Agent; (c) direct any Depositary Bank or Intermediary to liquidate the account(s) maintained by it, pay all amounts payable in connection therewith to Agent and/or deliver any proceeds thereof to Agent; (d) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; (e) require Borrower to assemble the Collateral and make it available to Agent at a place to be designated by Agent; (f) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (g) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, perform any obligations and enforce any rights of Borrower under any Related Contracts or otherwise prepare and preserve Collateral for disposition in any manner and to the extent Agent deems appropriate. In furtherance of Agent's rights hereunder, Borrower hereby grants to Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which Borrower now or hereafter has any right, title or interest, together with the right of access to


                                     H-1-7
all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, Borrower hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

     7. MISCELLANEOUS.

          (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower or Agent under this Security Agreement shall be given as provided in Paragraph 8.01 of the Credit Agreement.

          (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent or any Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

          (c) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Agent, the Lenders and Borrower and their respective successors and assigns; provided, however, that Agent, the Lenders and Borrower may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. Agent and the Lenders may disclose this Security Agreement as provided in the Credit Agreement.

          (d) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

          (e) Cumulative Rights, etc. The rights, powers and remedies of Agent and the Lenders under this Security Agreement shall be in addition to all rights, powers and remedies given to Agent and the Lenders by virtue of any applicable Governmental Rule, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder. Borrower waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.


                                     H-1-8

          (f) Payments Free of Taxes, Etc. All payments made by Borrower under this Security Agreement shall be made by Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Agent, Borrower shall furnish evidence satisfactory to Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

          (g) Borrower's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Borrower shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither Agent nor any Lender shall assume any liability to perform such obligations and duties or to enforce any of Borrower's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

          (h) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).


                                     H-1-9

     IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed as of the day and year first above written.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                     H-1-10

                                  ATTACHMENT 1

                              TO SECURITY AGREEMENT

     All right, title and interest of Borrower, whether now owned or hereafter acquired, in and to the following:

     (a) All equipment and fixtures (including, without limitation, all diagnostic imaging equipment, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

     (b) All inventory (including, without limitation, (i) all raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Borrower), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

     (c) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

     (d) All certificated and uncertificated securities, security entitlements, securities accounts, commodity contracts, commodity accounts and other investment property;

     (e) All other general intangibles and contract rights not otherwise described above (including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, tradenames and service marks, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, tradenames and service marks, and (iv) all goodwill of Borrower);

     (f) All other property not otherwise described above (including, without limitation, all money, letters of credit, documents and goods); and

     (g) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).


                                    H-1[1]-1

                                  ATTACHMENT 2

                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST

                                       IN

                                 DEPOSIT ACCOUNT

                            __________, [19__] [20__]

[Name of Depositary Bank]
[Address of Depositary Bank]



          ADAC LABORATORIES, a California corporation ("Borrower") and ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent for certain financial institutions (in such capacity, "Agent"), under that certain Amended and Restated Credit Agreement dated as of March 29, 1999 (the "Credit Agreement"), hereby notify you that Borrower has granted to Agent a security interest in all deposit accounts maintained by Borrower with you including, without limitation, the deposit accounts described below:

     Account            Depositor's              Account
      Number              Name                    Type




     Borrower and Agent authorize you to continue to allow Borrower to make deposits to, draw checks upon and otherwise withdraw funds from such deposit accounts (the "Deposit Accounts") without the consent of Agent until Agent shall instruct you otherwise.

          Borrower has authorized Agent to inform you when an Event of Default (as defined in the Credit Agreement) has occurred and is continuing and at such time instruct you to cease to permit any further payments or withdrawals from the Deposit Accounts by Borrower and/or to pay any or all amounts in the Deposit Accounts to Agent. Borrower authorizes and directs you to comply with all such instructions received by you from Agent without further inquiry on your part and


                                    H-1[2]-1
     hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such instructions.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ABN AMRO BANK N.V.,
                                   as Agent

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    H-1[2]-2

                          ACKNOWLEDGEMENT AND AGREEMENT

                               OF DEPOSITARY BANK

     The undersigned depositary bank hereby acknowledges receipt of the above notice and agrees with Borrower and Agent to comply with any instruction it may receive from Agent in accordance therewith. The undersigned confirms to Agent that the information set forth above regarding the Deposit Accounts is accurate, that such Deposit Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Deposit Accounts. The undersigned waives any right of setoff except for its right or recoupment for returned items.


                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    H-1[2]-3

                                  ATTACHMENT 3

                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST

                                       IN

                         [SECURITIES][COMMODITY] ACCOUNT


                          __________ __, [19__] [2000]


[Name of Intermediary]
[Address of Intermediary]


     ADAC LABORATORIES, a California corporation ("Borrower") and ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent for certain financial institutions (in such capacity, "Agent"), under that certain Amended and Restated Credit Agreement dated as of March 29, 1999 (the "Credit Agreement"), hereby notify you that Borrower has granted to Agent a security interest in all [securities][commodity] accounts maintained by Borrower with you including, without limitation, the accounts described below:

         Account Number      Account Holder's  Name       Account  Type

        ________________        ________________        ________________

        ________________        ________________        ________________

        ________________        ________________        ________________

Until Agent shall instruct you otherwise pursuant to the following paragraph, Borrower and Agent authorize you, without the consent of Agent, to continue to comply with all directions of Borrower regarding the purchase, sale, transfer or redemption of all securities, security entitlements, other investment property and other financial assets for and in such accounts (the "Accounts").

     Borrower has authorized Agent to inform you when an Event of Default (as defined in the Credit Agreement) has occurred and is continuing and at such time direct you to cease to comply with any further directions of Borrower with respect to the Accounts. After your receipt of any such notice, Borrower authorizes and directs you, without the consent of Borrower or further inquiry on your part, to comply with all directions of Agent


                                    H-1[3]-1
regarding the Accounts, including, without limitation, any direction to (a) purchase, sell, transfer or redeem any or of all securities, security entitlements, other investment property or other financial assets for and in the Accounts, (b) withdraw any or all funds from the Accounts and pay such funds to Agent or any person designated by Agent or (c) transfer any or all of the Accounts to the name of Agent or any person designated by Agent. Borrower hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such directions of Agent.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ABN AMRO BANK N.V.,
                                   as Agent

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    H-1[3]-2

                          ACKNOWLEDGEMENT AND AGREEMENT

                                 OF INTERMEDIARY


     The undersigned institution hereby acknowledges receipt of the above notice and agrees with Borrower and Agent to comply with any direction it may receive from Agent in accordance therewith without the consent of Borrower or further inquiry. The undersigned confirms to Agent that the information set forth above regarding the Accounts is accurate, that such Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Accounts. The undersigned agrees that any lien or right of setoff it may have in or against the accounts is subordinate to the security interest of Agent therein.


                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    H-1[3]-3

                                   EXHIBIT H-2

                     DOMESTIC SUBSIDIARY SECURITY AGREEMENT

     THIS DOMESTIC SUBSIDIARY SECURITY AGREEMENT (this "Security Agreement"), dated as of September [A], 1999 is executed by [_______________], a [_______________] ("Grantor"), in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

                                    RECITALS

     A. Pursuant to an Amended and Restated Credit Agreement, dated as of March 29, 1999 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 17, 1999 (as amended, and as further amended from time to time, the "Credit Agreement"), among Adac Laboratories, a California corporation ("Borrower"), the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

     B. The Lenders' obligations to continue to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Security Agreement, duly executed by Grantor. Grantor expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Agent, for the ratable benefit of the Lenders and Agent, as follows:

     1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

          "Account Debtor" shall have the meaning given to that term in subparagraph 3(g) hereof.

          "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

          "Borrower" shall have the meaning given to that term in the introductory paragraph hereof.


                                     H-2-1

          "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

          "Collateral Certificate" shall have the meaning given to that term in the Credit Agreement.

          "Credit Agreement" shall have the meaning given to that term in Recital A hereof.

          "Depositary Bank" shall have the meaning given to that term in subparagraph 4(e) hereof.

          "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

          "Grantor" shall have the meaning given to that term in the introductory paragraph hereof.

          "Intermediary" shall have the meaning given to that term in subparagraph 4(f) hereof.

          "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

          "Lenders" shall have the meaning given to that term in the introductory paragraph hereof.

          "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

          "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

          "Secured Obligations" shall have the meaning given to that term in the Credit Agreement.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.


                                     H-2-2

     2. GRANT OF SECURITY INTEREST. As security for the Secured Obligations, Grantor hereby pledges and assigns to Agent (for the ratable benefit of the Lenders and Agent) and grants to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Grantor in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

     3. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to the Lenders and Agent as follows:

          (a) Grantor is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

          (b) Agent has (or in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent that a security interest in such Collateral can be perfected by the filing of a financing statement, and a security interest in all other Collateral, subject to no other Liens except for Permitted Liens.

          (c) All Equipment and Inventory are (i) located at the locations indicated in item 8 of the Collateral Certificate, (ii) in transit to such locations or (iii) in transit to a third party purchaser which will become obligated on a Receivable to Grantor upon receipt. Except for Equipment and Inventory referred to in clauses (ii) and (iii) of the preceding sentence, Grantor has exclusive possession and control of the Inventory and Equipment.

          (d) All Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with all applicable Governmental Rules, including the Fair Labor Standards Act (if applicable).

          (e) Grantor keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at the address set forth in item 2 of the Collateral Certificate.

          (f) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.


                                     H-2-3

          (g) Each insurance policy maintained by Grantor is validly existing and is in full force and effect. Grantor is not in default in any material respect under the provisions of any insurance policy, and there are no facts which, with the giving of notice or passage of time (or both), would result in such a default under any provision of any such insurance policy.

          (h) The information set forth in the Collateral Certificate is true, correct and accurate.

     4. COVENANTS. Grantor hereby agrees as follows:

          (a) Grantor, at Grantor's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary, or which Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien (subject to Permitted Liens) or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Grantor shall (i) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (ii) [deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper in amounts exceeding $1,000,000 (provided, however, that upon the occurrence of a Default, if requested by Agent, Grantor shall deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper in amounts of less than $1,000,000 but exceeding $100,000)] {for use in all Domestic Subsidiary Security Agreements other than ADAC Capital, LLC}[upon the occurrence of a Default, if requested by Agent, deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper in amounts exceeding $1,000,000] {for use in ADAC Capital, LLC Domestic Subsidiary Security Agreement}and (iii) take such actions as may be necessary or reasonably requested by Agent to perfect the Lien of Agent in any Collateral consisting of investment property (including taking the actions required by Subparagraph 4(f) hereof and, in those jurisdictions where appropriate, causing such Liens to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent).

          (b) Grantor shall not use or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other Security Document, (ii) any applicable Governmental Rule where such use might have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral.


                                     H-2-4

          (c) Grantor shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

          (d) Without thirty (30) days prior written notice to Agent, Grantor shall not (i) change Grantor's name or place of business (or, if Grantor has more than one place of business, its chief executive office), or the office in which Grantor's records relating to Receivables or the originals of Related Contracts are kept, (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive office set forth in item 2 of the Collateral Certificate, or (iii) keep Collateral consisting of Equipment, Inventory or other goods at any location other than the locations set forth in item 8 of the Collateral Certificate.

          (e) For each deposit account maintained by Grantor, Grantor shall (i) execute and deliver to the bank or other depository institution at which such deposit account is maintained (the "Depositary Bank") a Notice of Security Interest in the form of Attachment 2 hereto and (ii) use its best efforts to cause the Depositary Bank to execute and deliver to Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Agent in its sole discretion). Without ten (10) days prior written notice to Agent, Grantor shall not establish any deposit account not set forth in item 15 of the Collateral Certificate.

          (f) For each securities account and commodity account maintained by Grantor, Grantor shall (i) complete, execute and deliver to the bank, broker or other Person at which such account is maintained (the "Intermediary") a Notice of Security Interest in the form of Attachment 3 hereto and (ii) cause the Intermediary to execute and deliver to Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Agent in its sole discretion). Without thirty (30) days prior written notice to Agent, Grantor shall not establish any securities account or commodity account not set forth in item 16 of the Collateral Certificate.

          (g) If requested by Agent, Grantor shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Receivables to a deposit account for which Grantor has complied with subparagraph 4(e) above and in which Agent has a first priority perfected security interest.

          (h) Grantor shall appear in and defend any action or proceeding which may affect its title to or Agent's interest in the Collateral if an adverse decision is reasonably likely to have a Material Adverse Effect.


                                     H-2-5

          (i) If Agent gives value to enable Grantor to acquire rights in or the use of any Collateral, Grantor shall use such value for such purpose.

          (j) Grantor shall keep separate, accurate and complete records of the Collateral and shall provide Agent with such records and such other reports and information relating to the Collateral as Agent may reasonably request from time to time.

          (k) Grantor shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Credit Agreement, and, notwithstanding any provision of the Credit Agreement, Grantor shall keep the Collateral free of all Liens except Permitted Liens.

          (l) Grantor shall, if requested by Agent, type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents in excess of $100,000 not in the possession of Agent a legend satisfactory to Agent indicating that such chattel paper and documents are subject to the security interest granted hereby.

          (m) Grantor shall collect, enforce and receive delivery of the Receivables in accordance with past practice until otherwise notified by Agent.

          (n) Grantor shall comply with all material Requirements of Law applicable to Grantor which relate to the production, possession, operation, maintenance and control of the Collateral (including, without limitation, the Fair Labor Standards Act).

          (o) Grantor shall (i) carry and maintain insurance on the Collateral as required pursuant to Subparagraph 5.02(c) of the Credit Agreement, (ii) deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect, and (iii) deliver to Agent copies of each policy of insurance which replaces, or evidences the renewal of, each existing policy of insurance at least fifteen (15) days prior to the expiration of such policy. Agent shall be named as additional insured or additional loss payee, as appropriate, on all liability and property insurance of Grantor and such policies shall contain such additional endorsements as shall be required by Agent. Prior to the occurrence and the continuance of an Event of Default, all proceeds of any property insurance paid as a result of any event or occurrence shall be paid to Grantor. All proceeds of any property insurance paid after the occurrence and during the continuance of an Event of Default shall be paid to Agent to be held as Collateral and applied as provided in the Credit Agreement or, at the election of the Required Lenders, returned to Grantor.


                                     H-2-6

     5. AUTHORIZED ACTION BY AGENT. Grantor hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Grantor or any third party for failure so to do) any act which Grantor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Grantor might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Grantor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent shall not act pursuant to this appointment or otherwise hereunder unless an Event of Default has occurred and is continuing. Grantor agrees to reimburse Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Agent may incur while acting as Grantor's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. Grantor agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the Collateral.

     6. DEFAULT AND REMEDIES. Grantor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement. In addition to all other rights and remedies granted to Agent by this Security Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Agent; (c) direct any Depositary Bank or Intermediary to liquidate the account(s) maintained by it, pay all amounts payable in connection therewith to Agent and/or deliver any proceeds thereof to Agent; (d) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; (e) require Grantor to assemble the Collateral and make it available to Agent at a place to be designated by Agent; (f)


                                     H-2-7
enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (g) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, perform any obligations and enforce any rights of Grantor under any Related Contracts or otherwise prepare and preserve Collateral for disposition in any manner and to the extent Agent deems appropriate. In furtherance of Agent's rights hereunder, Grantor hereby grants to Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which Grantor now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, Grantor hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

     7. AUTHORIZATIONS, WAIVERS, ETC.

          (a) Authorizations. Grantor authorizes Agent and the Lenders, in their discretion, without notice to Grantor, irrespective of any change in the financial condition of Borrower, Grantor or any other guarantor of the Secured Obligations since the date hereof, and without affecting or impairing in any way the liability of Grantor hereunder, from time to time to:

               (i) Create new Secured Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Credit Documents or change the terms of the Secured Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

               (ii) Take and hold security for the payment or performance of the Secured Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

               (iii) Otherwise exercise any right or remedy they may have against Borrower, Grantor, any other guarantor of the Secured Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

               (iv) Settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Secured Obligations; and

               (v) Assign the Secured Obligations, this Security Agreement or the other Credit Documents in whole or in part to the


                                     H-2-8
          extent provided in the Credit Agreement and the other Credit
          Documents.

          (b)  Waivers.  Grantor hereby waives:

               (i) Any right to require Agent or any Lender to (A) proceed against Borrower or any other guarantor of the Secured Obligations,
          (B) proceed against or exhaust any security received from Borrower, Grantor, or any other guarantor of the Secured Obligations or otherwise marshall the assets of Borrower, Grantor, or any other guarantor of the Secured Obligations or (C) pursue any other remedy in Agent's or any Lender's power whatsoever;

               (ii) Any defense arising by reason of the application by Borrower of the proceeds of any borrowing;

               (iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Grantor against Borrower, any other guarantor of the Secured Obligations or any security, whether resulting from an election by Agent or any Lender to foreclose upon security by nonjudicial sale, or otherwise;

               (iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Credit Documents);

               (v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

               (vi) Until all obligations of Agent or any Lender to extend credit to Borrower have terminated and all of the Secured Obligations have been fully, finally and indefeasibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent, the Lenders or any other Person now has or may hereafter have against Borrower on account of the Secured Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Agent, any Lender or any other Person on account of the Secured Obligations;

               (vii) All presentments, demands for performance, notices of non-performance, notices delivered under the Credit Documents,


                                     H-2-9
          protests, notice of dishonor, and notices of acceptance of this Security Agreement and of the existence, creation or incurring of new or additional Secured Obligations and notices of any public or private foreclosure sale;

               (viii) The benefit of any statute of limitations to the extent permitted by law;

               (ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

               (x) Any right to be informed by Agent or any Lender of the financial condition of Borrower, any other guarantor of the Secured Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Secured Obligations;

               (xi) Until all obligations of Agent or any Lender to extend credit to Borrower have terminated and all of the Secured Obligations have been fully, finally and indefeasibly paid, any right to revoke this Security Agreement;

               (xii) Any defense arising from an election for the application of
          Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Secured Obligations;

               (xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code;

               (xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Secured Obligations;

               (xv) All rights and defenses arising out of an election of remedies by Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Secured Obligation, has destroyed Grantor's rights of subrogation and reimbursement against Borrower by the operation of
          Section 580d of the Code of Civil Procedure or otherwise; and

               (xvi) All other rights and defenses available to Grantor by reason of Sections 2787 to 2855, inclusive, Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.


                                     H-2-10

          Without limiting the scope of any of the foregoing provisions of this Paragraph 5, and pursuant to the provisions of California Civil Code
          Section 2856, Grantor hereby further waives all rights and defenses that Grantor may have because the Secured Obligations are secured by real property. This means, among other things:

                    (A) Agent or any Lender may collect from Grantor without
               first foreclosing on any real or personal property collateral pledged by Borrower.

                    (B) If Agent or any Lender forecloses on any real property collateral pledged by Borrower:

                         (1) The amount of the Secured Obligations may be
                    reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                         (2) Agent or any Lender may collect from Grantor even
                    if Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right Grantor may have to collect from Borrower.

          This is an unconditional and irrevocable waiver of any rights and defenses Grantor may have because the Secured Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.


                                     H-2-11

          (c) Financial Condition of Borrower, Etc. Grantor is fully aware of the financial condition and affairs of Borrower. Grantor has executed this Security Agreement without reliance upon any representation, warranty, statement or information concerning Borrower furnished to Grantor by Agent or any Lender and has, independently and without reliance on Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Secured Obligations. Grantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Secured Obligations and will, independently and without reliance upon Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Security Agreement.

     8. Miscellaneous.

               (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Grantor, any Lender or Agent under this Security Agreement or the other Credit Documents to which Grantor is a party shall be in writing and faxed, mailed or delivered, if to Grantor or Agent, at its respective facsimile number or address set forth below or, if to any Lender, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Lender in
          Schedule I to the Credit Agreement (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt;
          (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.

          Grantor:    [__________________________]
                      c/o ADAC Laboratories
                      540 Alder Drive
                      Milpitas, CA  95035
                      Attn: Ronald Lindberg
                      Telephone: (408) 321-9100
                      Facsimile: (408) 321-9686

          Agent:      ABN AMRO Bank N.V.
                      101 California Street, Suite 4550


                                     H-2-12

                      San Francisco, CA  94111-5812
                      Attn: Dianne Barkley
                      Telephone: (415) 984-3706
                      Facsimile: (415) 362-3524

                      with a copy to:

                      ABN AMRO Bank N.V.
                      1325 Avenue of the Americas, 9th Floor
                      New York, NY  10017
                      Attn:  Linda Boardman
                      Telephone:  (212) 314-1724
                      Fax No:  (212) 314-1709

               (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent or any Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

               (c) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Agent, the Lenders and Grantor and their respective successors and assigns; provided, however, that Agent, the Lenders and Grantor may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. Agent and the Lenders may disclose this Security Agreement as provided in the Credit Agreement.

               (d) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (e) Cumulative Rights, etc. The rights, powers and remedies of Agent and the Lenders under this Security Agreement shall be in addition to all rights, powers and remedies given to Agent and the Lenders by virtue of any applicable Governmental Rule, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder. Grantor waives any right to


                                     H-2-13
          require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.

               (f) Payments Free of Taxes, Etc. All payments made by Grantor under this Security Agreement shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Grantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Agent, Grantor shall furnish evidence satisfactory to Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

               (g) Grantor's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Grantor shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither Agent nor any Lender shall assume any liability to perform such obligations and duties or to enforce any of Grantor's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

               (h) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).


                                     H-2-14

     IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be executed as of the day and year first above written.

                                   [_____________________________]


                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                     H-2-15

                                  ATTACHMENT 1

                              TO SECURITY AGREEMENT

     All right, title and interest of Grantor, whether now owned or hereafter acquired, in and to the following:

     (a) All equipment and fixtures (including, without limitation, all diagnostic imaging equipment, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

     (b) All inventory (including, without limitation, (i) all raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Grantor), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

     (c) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

     (d) All certificated and uncertificated securities, security entitlements, securities accounts, commodity contracts, commodity accounts and other investment property;

     (e) All other general intangibles and contract rights not otherwise described above (including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, tradenames and service marks, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, tradenames and service marks, and (iv) all goodwill of Grantor);

     (f) All other property not otherwise described above (including, without limitation, all money, letters of credit, documents and goods); and

     (g) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).


                                    H-2[1]-1

                                  ATTACHMENT 2

                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST

                                       IN

                                 DEPOSIT ACCOUNT

                            __________, [19__] [20__]

[Name of Depositary Bank]
[Address of Depositary Bank]


          [________________], a [____________________] ("Grantor") and ABN AMRO
     BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent for certain financial institutions (in such capacity, "Agent"), under that certain Domestic Subsidiary Security Agreement dated as of September [A], 1999 (the "Security Agreement"), hereby notify you that Grantor has granted to Agent a security interest in all deposit accounts maintained by Grantor with you including, without limitation, the deposit accounts described below:

          Account            Depositor's            Account
           Number               Name                 Type

       ______________      _______________      _________________
       ______________      _______________      _________________
       ______________      _______________      _________________
       ______________      _______________      _________________

     Grantor and Agent authorize you to continue to allow Grantor to make deposits to, draw checks upon and otherwise withdraw funds from such deposit accounts (the "Deposit Accounts") without the consent of Agent until Agent shall instruct you otherwise.

          Grantor has authorized Agent to inform you when an Event of Default (as defined in the Credit Agreement) has occurred and is continuing and at such time instruct you to cease to permit any further payments or withdrawals from the Deposit Accounts by Grantor and/or to pay any or all amounts in the Deposit Accounts to Agent. Grantor authorizes and directs you to comply with all such instructions received by you from Agent without further inquiry on your part and hereby agrees to indemnify and hold


                                    H-2[2]-1
harmless you and your officers, directors and employees from and for any compliance by you with such instructions.

                                   [_______________________]


                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ABN AMRO BANK N.V.,
                                   as Agent

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    H-2[2]-2

                          ACKNOWLEDGEMENT AND AGREEMENT

                               OF DEPOSITARY BANK

     The undersigned depositary bank hereby acknowledges receipt of the above notice and agrees with Grantor and Agent to comply with any instruction it may receive from Agent in accordance therewith. The undersigned confirms to Agent that the information set forth above regarding the Deposit Accounts is accurate, that such Deposit Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Deposit Accounts. The undersigned waives any right of setoff except for its right or recoupment for returned items.


                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    H-2[2]-3

                                  ATTACHMENT 3

                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST

                                       IN

                         [SECURITIES][COMMODITY] ACCOUNT


                          __________ __, [19__] [2000]


[Name of Intermediary]
[Address of Intermediary]


     [________________], a [____________________] ("Grantor") and ABN AMRO BANK
N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent for certain financial institutions (in such capacity, "Agent"), under that certain Domestic Subsidiary Security Agreement dated as of September [A], 1999 (the "Security Agreement"), hereby notify you that Grantor has granted to Agent a security interest in all [securities][commodity] accounts maintained by Grantor with you including, without limitation, the accounts described below:


         Account Number      Account Holder's  Name       Account  Type

       ________________         ________________        ________________

       ________________         ________________        ________________

       ________________         ________________        ________________

Until Agent shall instruct you otherwise pursuant to the following paragraph, Grantor and Agent authorize you, without the consent of Agent, to continue to comply with all directions of Grantor regarding the purchase, sale, transfer or redemption of all securities, security entitlements, other investment property and other financial assets for and in such accounts (the "Accounts").

     Grantor has authorized Agent to inform you when an Event of Default (as defined in the Credit Agreement) has occurred and is continuing and at such time direct you to cease to comply with any further directions of Grantor with respect to the Accounts. After your receipt of any such notice, Grantor authorizes and directs you, without the consent of Grantor or further inquiry on your part, to comply with all directions of Agent regarding


                                    H-2[3]-1
the Accounts, including, without limitation, any direction to (a) purchase, sell, transfer or redeem any or of all securities, security entitlements, other investment property or other financial assets for and in the Accounts, (b) withdraw any or all funds from the Accounts and pay such funds to Agent or any person designated by Agent or (c) transfer any or all of the Accounts to the name of Agent or any person designated by Agent. Grantor hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such directions of Agent.

                                   [___________________________]

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   ABN AMRO BANK N.V.,
                                   as Agent

                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    H-2[3]-2

                          ACKNOWLEDGEMENT AND AGREEMENT

                                 OF INTERMEDIARY


     The undersigned institution hereby acknowledges receipt of the above notice and agrees with Grantor and Agent to comply with any direction it may receive from Agent in accordance therewith without the consent of Grantor or further inquiry. The undersigned confirms to Agent that the information set forth above regarding the Accounts is accurate, that such Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Accounts. The undersigned agrees that any lien or right of setoff it may have in or against the accounts is subordinate to the security interest of Agent therein.


                                   By:
                                      ------------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                    H-2[3]-3

                                   EXHIBIT I-1

                           BORROWER SECURITY AGREEMENT

                            (INTELLECTUAL PROPERTY)

                  THIS BORROWER SECURITY AGREEMENT (INTELLECTUAL PROPERTY), dated as of September [A], 1999 is executed by ADAC LABORATORIES, a California corporation ("Borrower") in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

                                    RECITALS

         A. Pursuant to an Amended and Restated Credit Agreement, dated as of March 29, 1999 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 17, 1999 (as amended, and as further amended from time to time, the "Credit Agreement"), among Borrower, the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

         B. The Lenders' obligations to continue to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Security Agreement duly executed by Borrower.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Agent, for the ratable benefit of the Lenders and Agent, as follows:

         1. DEFINITIONS AND INTERPRETATION. When used in this Security Agreement, the following terms shall have the following respective meanings:

         "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

         "Borrower" shall have the meaning given to that term in the introductory paragraph hereof.

         "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                                     I-1-1

         "Credit Agreement" shall have the meaning given to that term in Recital A hereof.

         "Copyright Office" shall mean the United States Copyright Office or any successor office or agency thereto.

         "Copyrights" shall have the meaning given to that term in Attachment 1 hereto.

         "Lenders" shall have the meaning given to that term in the introductory paragraph hereof.

         "Mask Works" shall have the meaning given to that term in Attachment 1 hereto.

         "Patent and Trademark Office" shall mean the United States Patent and Trademark Office or any successor office or agency thereto.

         "Patent Applications" shall mean all applications made by, or on behalf of, Borrower to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration of Patents.

         "Patent Registrations" shall mean all Patents registered with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision thereof and all Patent Applications.

         "Patents" shall have the meaning given to that term in Attachment 1 hereto.

         "Secured Obligations" shall have the meaning given to that term in the Credit Agreement.

         "Trade Secrets" shall have the meaning given to that term in Attachment 1 hereto.

         "Trademarks" shall have the meaning given to that term in Attachment 1 hereto.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms
                                    I-1-2
of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

         2. GRANT OF SECURITY INTEREST. As security for the Secured Obligations, Borrower hereby pledges and assigns to Agent (for the ratable benefit of the Lenders and Agent) and grants to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Borrower in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

         3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Lenders and Agent as follows:

              (a) Borrower is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

              (b) Agent has (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a first priority perfected security interest in the Collateral, subject to no other Liens other than Permitted Liens; provided, however, that
         (i) the security interest of Agent may be subject to Permitted Liens and (ii) Agent must make the filings with the Patent and Trademark Office contemplated by this Security Agreement to perfect its security interest in Borrower's Patents and Trademarks registered with that office.

              (c) Borrower has the sole, full and unencumbered right, title and interest in and to (i) each of the Trademarks described in Schedule A to Attachment 1 hereto for the goods and services covered by the registrations thereof, (ii) each of the Patents described in Schedule B to Attachment 1 hereto, (iii) each of the Copyrights described in Schedule C to Attachment 1 hereto and (iv) each of the Mask Works described in Schedule D to Attachment 1 hereto. Any registrations for such Trademarks and Patents are valid and enforceable and in full force and effect and none of the Patents has been abandoned or dedicated. According to the records of the Copyright Office, all registered Copyrights and Mask Works are valid and enforceable and in full force and effect.

              (d) Borrower does not own any Patents, Trademarks, Copyrights or Mask Works registered in, or the subject of pending applications in, the

                                     I-1-3

         Patent and Trademark Office or the Copyright Office, other than those described in Schedules A, B, C and D to Attachment 1 hereto.

              (e) To the best of Borrower's knowledge, no claim has been made by any third party and remains unresolved that any of the Patents, Trademarks, Copyrights or Mask Works is invalid and unenforceable or violates or may violate the rights of any Person.

              (f) Set forth in Schedule E to Attachment 1 hereto is a complete list of all material licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which Borrower has granted to any Person.

              (g) Set forth in Schedule F to Attachment 1 hereto is a complete list of all licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which any Person has granted to Borrower.

              (h) Borrower has obtained from each employee who may be considered the inventor of patentable inventions (invented within the scope of such employee's employment with Borrower) an agreement to assign to Borrower all rights to such inventions, including Patents.

              (i) Borrower has taken all commercially reasonable steps to protect the secrecy and the validity under applicable law of all material Trade Secrets.

         4. COVENANTS OF BORROWER. Borrower hereby agrees as follows:

              (a) Borrower, at Borrower's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary, or which Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Borrower shall (i) execute all notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, as applicable, substantially in the forms of Attachments 2 and 3 hereto or other forms reasonably acceptable to Agent and (ii) take all commercially reasonable steps in any proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of material Patents, Trademarks, Copyrights and Mask Works, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication,
                                     I-1-4
         abandonment or invalidation is permitted hereunder or would not be reasonably likely to have a Material Adverse Effect).

              (b) Borrower shall not use any Collateral or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other Credit Document, (ii) any applicable Governmental Rule or Contractual Obligation where such use could reasonably be expected to have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral where such use is reasonably likely to have a Material Adverse Effect.

              (c) Borrower shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

              (d) Borrower shall appear in and defend any action or proceeding which may affect its title to or Agent's security interest in the Collateral if an adverse decision is reasonably likely to have a Material Adverse Effect.

              (e) Borrower shall keep separate, accurate and complete records of the Collateral and shall permit Agent to examine and make copies of such records and provide such reports and information relating to the Collateral as Agent may reasonably request from time to time.

              (f) Borrower shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, license or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Credit Agreement, and Borrower shall keep the Collateral free of all Liens except Permitted Liens.

              (g) Borrower (either directly or through licensees) will make commercially reasonable efforts to continue to use the Trademarks which are material to Borrower's business or operations in connection with each and every trademark class of goods or services applicable to its current line of products or services as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain such Trademarks in full force and effect free from any claim of abandonment for nonuse, and Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby Borrower's rights in any such material Trademark is reasonably likely to become invalidated. Borrower will not do any act, or omit to do any act, whereby the Patents or Patent Registrations which are material to Borrower's business or operations may become abandoned or dedicated or the remedies available against potential infringers weakened if such action or omission would be reasonably likely to have a Material Adverse Effect and shall notify Agent immediately if it knows of any reason or has reason to know that any such Patent Registration may become

                                     I-1-5
         abandoned or dedicated. Borrower will not do any act or omit to do any act, whereby the Copyrights or Mask Works which are material to Borrower's business or operations may become abandoned or dedicated or the remedies available against potential infringers weakened if such action or omission would be reasonably likely to have a Material Adverse Effect, and shall notify Agent immediately if it knows of any reason or has reason to know that any such Copyright or Mask Work may become abandoned or dedicated.

              (h) Borrower will promptly notify Agent upon the filing, either by Borrower or through any agent, employee, licensee or designee, of
         (i) an application for the registration of any Patent, Trademark, Copyright or Mask Work with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any Patent or Trademark, which Borrower may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or
         (iii) any assignment of any Copyright or Mask Work, which Borrower may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof.

              (i) Borrower shall (i) make application to the Patent and Trademark Office to register any material unpatented but patentable inventions developed by Borrower or its employees (within the scope of their employment), unless Borrower, in the exercise of its prudent business judgment, deems any such Patent not to have any significant commercial value or determines that its rights thereunder are better preserved as a Trade Secret, (ii) make application to the Patent and Trademark Office to register any registerable but unregistered material Trademarks used by Borrower in connection with its products or services unless Borrower in the exercise of its prudent business judgment, deems any such Trademark not to have any significant commercial value, and (iii) make application to the Copyright Office to register any material unregistered Copyright or Mask Work to which Borrower has rights unless Borrower in the exercise of its prudent business judgment, deems any such Copyright or Mask Work not to have any significant commercial value or determines that its rights thereunder are better protectable as a Trade Secret.

              (j) Borrower shall (i) use proper statutory notice in connection with its use of the Trademarks, Copyrights and Mask Works,
         (ii) maintain consistent standards of quality in its manufacture of products sold under the Trademarks or provision of services in connection with the Trademarks, and (iii) take all commercially reasonable steps to protect the secrecy and the validity under applicable law of all material Trade Secrets.

                                     I-1-6

              (k) If any Executive Officer of Borrower learns of any use by any Person of any term or design likely to cause confusion with any Trademark, Borrower shall promptly notify Agent of such use and of all steps taken and to be taken to remedy any infringement of such Trademark.

              (l) Borrower shall maintain with each employee who may have access to any material Trade Secrets of Borrower an agreement by which such employee agrees not to disclose such Trade Secrets and with each employee who may be the inventor of patentable inventions (invented within the scope of such employee's employment) an invention assignment agreement requiring such employee to assign all rights to such inventions, including, patents and patent applications, to Borrower and further requiring such employee to cooperate fully with Borrower, its successors in interest, including Agent, and their counsel, in the prosecution of any patent application or in any litigation involving the invention, whether such cooperation is required during such employee's employment with Borrower or after the termination of such employment.

         5. AUTHORIZED ACTION BY AGENT. Borrower hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) any act which Borrower is obligated by this Security Agreement to perform, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all royalties, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;
(b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Borrower relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent shall exercise such powers only after the occurrence and during the continuance of an Event of Default. In furtherance of the powers granted in this paragraph 5, Borrower shall execute and deliver to Agent a Special Power of Attorney in the form of Attachment 4 hereto. Borrower agrees to reimburse Agent upon demand for all reasonable costs and expenses, including reasonable attorneys' fees, Agent may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. Borrower agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any

                                     I-1-7
action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the Collateral.

         6. DEFAULT AND REMEDIES. Borrower shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement. In addition to all other rights and remedies granted to Agent by this Security Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all licensees to make payments on Receivables directly to Agent; (c) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such commercially reasonable terms and in such commercially reasonable manner as Agent may determine; (d) upon ten (10) Business Days' prior notice to Borrower, direct Borrower not to make any further use of the Patents, the Trademarks (or any mark similar thereto), the Copyrights (or any work deriving therefrom), or the Mask Works for any purpose; (e) upon ten (10) Business Days' prior notice to Borrower, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, Trademarks, Copyrights or Mask Works, throughout the world for such term or terms, on such conditions, and in such manner, as Agent shall in its sole discretion determine; (f) enforce (and upon notice to Borrower have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Borrower in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof; and (g) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral, pursuant to the authority granted in paragraph 5 hereof, execute and deliver on behalf of Borrower, upon five (5) Business Days' prior notice to Borrower, one or more instruments of assignment of the Patents, Trademarks, Copyrights or Mask Works (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

         7.       INDEMNIFICATION AND RELEASE.

               (a) Borrower assumes all responsibility and liability arising from the use of the Patents, Trademarks, Copyrights and Mask Works, and Borrower hereby indemnifies and holds Agent, each other Agent and each Lender and their respective directors, officers, employees, agents and any of their respective Affiliates ("Indemnitees") harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and

                                     I-1-8
         expenses) arising out of or in connection with any alleged infringement of any patent, trademark, service mark, trade name, trade secret, copyright or mask work of a third party or alleged defect in any product manufactured, promoted or sold by Borrower (or any Affiliate of Borrower) in connection with any Patent, Trademark, Copyright or Mask Work or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by Borrower (or any Affiliate of Borrower); provided, however, that the foregoing indemnity shall not extend to any use by Agent or any Lender (or any of their respective Affiliates) of any Patent, Trademark, Copyright or Mask Work which constitutes gross negligence or willful misconduct. Borrower agrees that Agent, the Agent and the Lenders do not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Borrower, and Borrower hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto.

              (b) Borrower agrees to indemnify and hold the Indemnitees harmless and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with any action taken or omitted to be taken by Agent hereunder with respect to any license agreement of Borrower, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnities or any breach of this Agreement or the other Credit Documents.

              (c) Borrower agrees to indemnify and hold the Indemnitees harmless and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with any claim, suit or proceeding instituted by Borrower or in which Borrower participates.

              (d) Borrower hereby releases the Indemnitees from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Agent under the powers of attorney granted in paragraph 5 hereof, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnitees or any breach of this Agreement or the other Credit Documents.

              (e) Borrower agrees to cause Agent to be named as an additional insured with respect to any policy of insurance held by Borrower from time to time covering product liability or intellectual property infringement risk.

              (f) Nothing contained in this Paragraph 7 shall, however, be deemed to require Borrower to indemnify or hold harmless any Indemnitee

                                     I-1-9
         from any losses, costs, claims or damages arising from or relating to such Indemnitee's gross negligence or willful misconduct.

8.    MISCELLANEOUS.

     (a) NOTICES. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower or Agent under this Security Agreement shall be given as provided in Paragraph 8.01 of the Credit Agreement.

     (b) WAIVERS; AMENDMENTS. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     (c) SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of Agent, Borrower and the Lenders and their respective successors and assigns; provided, however, that Agent, the Lenders and Borrower may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. The Lenders and Agent may disclose this Security Agreement as provided in the Credit Agreement.

     (d) PARTIAL INVALIDITY. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     (e) CUMULATIVE RIGHTS, ETC. The rights, powers and remedies of Agent under this Security Agreement shall be in addition to all rights, powers and remedies given to Agent and the Lenders by virtue of any applicable Governmental Rule, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder. Borrower waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or any Lender's power.

                                    I-1-10

             (f) Payments Free of Taxes, Etc. All payments made by Borrower under this Security Agreement shall be made by Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Agent, Borrower shall furnish evidence satisfactory to Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

              (g) Borrower's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Borrower shall remain liable to perform its obligations and duties in connection with the Collateral and (ii) neither Agent nor any Lender shall assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of Borrower's rights in connection with the Collateral.

              (h) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).
                                     I-1-11

         IN WITNESS WHEREOF, Borrower and Agent have caused this Security Agreement to be executed as of the day and year first above written.

                                       ADAC LABORATORIES

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________


                                    I-1-12

                                ATTACHMENT 1

                           TO SECURITY AGREEMENT

         All right, title and interest of Borrower, whether now owned or hereafter acquired, in and to the following property:

         (a) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including, (i) all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described in Schedule A to this Attachment 1, which Schedule A is incorporated herein by this reference, and (ii) all reissues, extensions or renewals thereof and all licenses thereof (collectively, the "Trademarks");

         (b) All patentable inventions, patent rights, shop rights, letters patent of the United States or any foreign country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including (i) all Patent Registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described in Schedule B to this Attachment 1, which Schedule B is incorporated herein by this reference, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (collectively, the "Patents");

         (c) All copyrights including, without limitation, (i) all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described on Schedule C to this Attachment 1, which Schedule C is incorporated herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Copyrights");

         (d) All mask works including all series of related images, however fixed or encoded, in final or intermediate form, having or representing the predetermined, three dimensional pattern of metallic, insulating, or semiconductor material present or removed from the layers of a semiconductor chip product, in which series the relation of the images to one another is that each image has the

                                   I-1[1]-1
         pattern of the surface of one form of the semiconductor chip product, and all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by the Borrower, including those described on Schedule D to this Attachment 1, which Schedule D is incorporated herein by this reference, and
         (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Mask Works");

              (e) All goodwill of Borrower's business symbolized by the Trademarks and all customer lists and other records of Borrower relating to the distribution of products or provision of services bearing or covered by the Trademarks;

              (f) All proprietary information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other Persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by the Borrower (collectively, the "Trade Secrets");

              (g) All claims by Borrower against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights, Mask Works or Trade Secrets; and

              (h) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is (are) sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                   I-1[1]-2

                                   SCHEDULE A

                                 TO ATTACHMENT 1

                              TO SECURITY AGREEMENT

                       TRADEMARKS AND TRADEMARK APPLICATIONS



                                   I-1[1]-3

                                   SCHEDULE B

                                TO ATTACHMENT 1

                              TO SECURITY AGREEMENT

                          PATENTS AND PATENT APPLICATIONS
                                   I-1[1]-4

                                  SCHEDULE C

                               TO ATTACHMENT 1

                             TO SECURITY AGREEMENT

                                 COPYRIGHTS

Registration No.          Jurisdiction         Date


                                   [NONE]
                                   I-1[1]-5

                                  SCHEDULE D

                              TO ATTACHMENT 1

                            TO SECURITY AGREEMENT

                                 MASK WORKS

Registration No.          Jurisdiction         Date

                                   [NONE]
                                   I-1[1]-6

                                  SCHEDULE E

                               TO ATTACHMENT 1

                            TO SECURITY AGREEMENT

                LICENSES GRANTED BY BORROWER TO THIRD PARTIES


                                   I-1[1]-7

                                 SCHEDULE F

                              TO ATTACHMENT 1

                           TO SECURITY AGREEMENT

               LICENSES GRANTED BY THIRD PARTIES TO BORROWER


                                  I-1[1]-8

                                  ATTACHMENT 2

                             TO SECURITY AGREEMENT

                            [SEPARATE INSTRUMENT FOR

                            EACH FORM OF COLLATERAL]

                           GRANT OF SECURITY INTEREST

                      [TRADEMARKS][COPYRIGHTS][MASK WORKS]

          THIS GRANT OF SECURITY INTEREST, dated as of September [A], 1999 is executed by ADAC LABORATORIES, a California corporation ("Borrower"), in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

          A. Pursuant to an Amended and Restated Credit Agreement, dated as of March 29, 1999 (as amended from time to time, the "Credit Agreement"), among Borrower, the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          [B. Borrower has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks").]

          [B. Borrower owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto and made a part hereof (collectively, the "Copyrights").]

          [B. Borrower owns the mask works registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto and made a part hereof (collectively, the "Mask Works").]

          C. Borrower has entered into a Security Agreement (Intellectual Property) dated the date hereof (the "Security Agreement") in favor of Agent (for the ratable benefit of the Lenders and Agent).

          [D. Pursuant to the Security Agreement, Borrower has granted to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Borrower in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason


                                    I-1[2]-1
     of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

          [D. Pursuant to the Security Agreement, Borrower has granted to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Borrower in and to the Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

          [D. Pursuant to the Security Agreement, Borrower has granted to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Borrower in and to the Mask Works and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Mask Works (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby further grant to Agent a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

          Borrower does hereby further acknowledge and affirm that the rights and remedies of Agent with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

               Agent's address is:

               ABN AMRO BANK N.V.
               c/o ABN AMRO North America, Inc.
               101 California Street, Suite 4550
               San Francisco, CA 94111-5812
               Attn:  Maria Vickroy Peralta
               Telephone:  (415) 984-3704
               Fax No.: (415) 362-3524


                                    I-1[2]-2

          IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed as of the day and year first above written.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                    I-1[2]-3

     STATE OF CALIFORNIA                 )
                                         )
     COUNTY OF                             )

          On, ____________ before me, ____________________, personally appeared
     _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

          WITNESS my hand and official seal.

Signature                                             (Seal)


                                    I-1[2]-4

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   TRADEMARKS

                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

                             TRADEMARK APPLICATIONS

     Mark                       Application Date                 Application No.


                                    I-1[2]-5

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   COPYRIGHTS

Description                     Registration Date               Registration No.

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   MASK WORKS

Description                     Registration Date               Registration No.


                                    I-1[2]-6

                                  ATTACHMENT 3

                             TO SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST

                                   (PATENTS)

          THIS GRANT OF SECURITY INTEREST, dated as of September [A], 1999 is executed by ADAC LABORATORIES, a California corporation ("Borrower"), in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

          A. Pursuant to an Amended and Restated Credit Agreement, dated as of August 17, 1999 (as amended from time to time, the "Credit Agreement"), among Borrower, the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          B. Borrower owns the letters patent, and/or applications for letters patent, of the United States and certain foreign countries, more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof (collectively, the "Patents").

          C. Borrower has entered into a Security Agreement (Intellectual Property) dated the date hereof (the "Security Agreement") in favor of Agent (for the ratable benefit of the Lenders and Agent).

          D. Pursuant to the Security Agreement, Borrower has assigned and granted to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Borrower in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement;

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby further assign, transfer and convey unto Agent and grant to Agent a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

          Borrower does hereby further acknowledge and affirm that the rights and remedies of Agent with respect to the assignment of and security interest in the


                                    I-1[3]-1

     Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          Agent's address is:

          ABN AMRO BANK N.V.
          c/o ABN AMRO North America, Inc.
          101 California Street, Suite 4550
          San Francisco, CA 94111-5812
          Attn:  Maria Vickroy Peralta
          Telephone:  (415) 984-3704
          Fax No.: (415) 362-3524

          IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed as of the day and year first above written.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                    I-1[3]-2

     STATE OF CALIFORNIA                 )
                                         )
     COUNTY OF                               )

          On _________, ___________ before me, ___________________, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

          WITNESS my hand and official seal.

Signature                                    (Seal)


                                    I-1[3]-3

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                    PATENTS

                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

                              PATENT APPLICATIONS

                                Application No.


                                    I-1[3]-4

                                  ATTACHMENT 4

                             TO SECURITY AGREEMENT

                           SPECIAL POWER OF ATTORNEY

     STATE OF CALIFORNIA                 )
                                         )  ss.:
     COUNTY OF                                   )

          KNOW ALL PERSONS BY THESE PRESENTS, THAT ADAC LABORATORIES, a California corporation ("Borrower"), pursuant to a Security Agreement (Intellectual Property), dated the date hereof (the "Security Agreement"), between Borrower and ABN AMRO BANK N.V., as agent (for the ratable benefit of the Lenders and Agent) (jointly in such capacities, "Agent") under that certain Amended and Restated Credit Agreement dated as of March 29, 1999 (as amended from time to time, the "Credit Agreement") among Borrower, the Lenders and Agent, hereby appoints and constitutes Agent its true and lawful attorney in fact, with full power of substitution, and with full power and authority to perform the following acts on behalf of Borrower following the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement):

          1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any copyrights, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending


                                    I-1[4]-1
     applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          4. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any mask works, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          5. For the purpose of evidencing and perfecting Agent's interest in any patent, trademark, copyright or mask work not previously assigned to Agent as security, or in any patent, trademark, copyright or mask work, which Borrower may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

          6. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Agent may in its reasonable discretion determine.

          This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes of thereof and is subject to the conditions thereof and may not be revoked until termination of the Security Agreement as provided therein.

     Dated: September [A], 1999

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                    I-1[4]-2

     STATE OF CALIFORNIA        )
                                )  ss.:
     COUNTY OF SAN FRANCISCO    )

          On __________, ______________ before me, _______________, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

          WITNESS my hand and official seal.

Signature                                    (Seal)


                                    I-1[4]-3

                                  EXHIBIT I-2

                     DOMESTIC SUBSIDIARY SECURITY AGREEMENT

                            (INTELLECTUAL PROPERTY)

          THIS DOMESTIC SUBSIDIARY SECURITY AGREEMENT (INTELLECTUAL PROPERTY), dated as of September [A], 1999 is executed by [_______________], a [_______________] ("Grantor"), in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

                                    RECITALS

          A. Pursuant to an Amended and Restated Credit Agreement, dated as of March 29, 1999 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 17, 1999 (as amended, and as further amended from time to time, the "Credit Agreement"), among Adac Laboratories, a California corporation ("Borrower"), the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          B. The Lenders' obligations to continue to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Security Agreement duly executed by Grantor. Grantor expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Agent, for the ratable benefit of the Lenders and Agent, as follows:

               1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

               "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

               "Borrower" shall have the meaning given to that term in the Recital A hereof.


                                     I-2-1

               "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

               "Credit Agreement" shall have the meaning given to that term in Recital A hereof.

               "Copyright Office" shall mean the United States Copyright Office or any successor office or agency thereto.

               "Copyrights" shall have the meaning given to that term in Attachment 1 hereto.

               "Grantor" shall have the meaning given to that term in the introductory paragraph hereof.

               "Lenders" shall have the meaning given to that term in the introductory paragraph hereof.

               "Mask Works" shall have the meaning given to that term in Attachment 1 hereto.

               "Patent and Trademark Office" shall mean the United States Patent and Trademark Office or any successor office or agency thereto.

               "Patent Applications" shall mean all applications made by, or on behalf of, Grantor to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration of Patents.

               "Patent Registrations" shall mean all Patents registered with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision thereof and all Patent Applications.

               "Patents" shall have the meaning given to that term in Attachment 1 hereto.

               "Secured Obligations" shall have the meaning given to that term in the Credit Agreement.

               "Trade Secrets" shall have the meaning given to that term in Attachment 1 hereto.

               "Trademarks" shall have the meaning given to that term in Attachment 1 hereto.

               "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.


                                     I-2-2

     Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

          2. Grant of Security Interest. As security for the Secured Obligations, Grantor hereby pledges and assigns to Agent (for the ratable benefit of the Lenders and Agent) and grants to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Grantor in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

          3. Representations and Warranties. Grantor represents and warrants to the Lenders and Agent as follows:

               (a) Grantor is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, will be the beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

               (b) Agent has (or in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral, subject to no other Liens other than Permitted Liens; provided, however, that (i) the security interest of Agent may be subject to Permitted Liens and (ii) Agent must make the filings with the Patent and Trademark Office contemplated by this Security Agreement to perfect its security interest in Grantor's Patents and Trademarks registered with that office.

               (c) Grantor has the sole, full and unencumbered right, title and interest in and to (i) each of the Trademarks described in Schedule A to Attachment 1 hereto for the goods and services covered by the registrations thereof, (ii) each of the Patents described in Schedule B to Attachment 1 hereto, (iii) each of the Copyrights described in Schedule C to Attachment 1 hereto and (iv) each of the Mask Works described in Schedule D to Attachment 1 hereto. Any registrations for such Trademarks and Patents are valid and enforceable and in full force and effect and none of the Patents has been abandoned or dedicated. According to the records of the Copyright


                                     I-2-3

          Office, all registered Copyrights and Mask Works are valid and enforceable and in full force and effect.

               (d) Grantor does not own any Patents, Trademarks, Copyrights or Mask Works registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office, other than those described in Schedules A, B, C and D to Attachment 1 hereto.

               (e) To the best of Grantor's knowledge, no claim has been made by any third party and remains unresolved that any of the Patents, Trademarks, Copyrights or Mask Works is invalid and unenforceable or violates or may violate the rights of any Person.

               (f) Set forth in Schedule E to Attachment 1 hereto is a complete list of all material licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which Grantor has granted to any Person.

               (g) Set forth in Schedule F to Attachment 1 hereto is a complete list of all licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which any Person has granted to Grantor.

               (h) Grantor has obtained from each employee who may be considered the inventor of patentable inventions (invented within the scope of such employee's employment with Grantor) an agreement to assign to Grantor all rights to such inventions, including Patents.

               (i) Grantor has taken all commercially reasonable steps to protect the secrecy and the validity under applicable law of all material Trade Secrets.

          4. Covenants of Grantor. Grantor hereby agrees as follows:

               (a) Grantor, at Grantor's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary, or which Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Grantor shall (i) execute all notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, as applicable, substantially in the forms of Attachments 2 and 3 hereto or other forms reasonable acceptable to Agent and (ii) take all commercially reasonable steps in any proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any


                                     I-2-4
          political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of material Patents, Trademarks, Copyrights and Mask Works, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted hereunder or would not be reasonably likely to have a Material Adverse Effect).

               (b) Grantor shall not use any Collateral or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other Credit Document, (ii) any applicable Governmental Rule or Contractual Obligation where such use could reasonably be expected to have a Material Adverse Effect, or
          (iii) any policy of insurance covering the Collateral where such use is reasonably likely to have a Material Adverse Effect.

               (c) Grantor shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               (d) Grantor shall appear in and defend any action or proceeding which may affect its title to or Agent's security interest in the Collateral if an adverse decision is reasonably likely to have a Material Adverse Effect.

               (e) Grantor shall keep separate, accurate and complete records of the Collateral and shall permit Agent to examine and make copies of such records and provide such reports and information relating to the Collateral as Agent may reasonably request from time to time.

               (f) Grantor shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, license or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Credit Agreement, and Grantor shall keep the Collateral free of all Liens except Permitted Liens.

               (g) Grantor (either directly or through licensees) will make commercially reasonable efforts to continue to use the Trademarks which are material to Grantor's business or operations in connection with each and every trademark class of goods or services applicable to its current line of products or services as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain such Trademarks in full force and effect free from any claim of abandonment for nonuse, and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby Grantor's rights in any such material Trademark is reasonably likely to become invalidated. Grantor will not do any act, or omit to do any act, whereby the Patents or Patent Registrations which are


                                     I-2-5
          material to Grantor's business or operations may become abandoned or dedicated or the remedies available against potential infringers weakened if such action or omission would be reasonably likely to have a Material Adverse Effect and shall notify Agent immediately if it knows of any reason or has reason to know that any such Patent Registration may become abandoned or dedicated. Grantor will not do any act or omit to do any act, whereby the Copyrights or Mask Works which are material to Grantor's business or operations may become abandoned or dedicated or the remedies available against potential infringers weakened if such action or omission would be reasonably likely to have a Material Adverse Effect, and shall notify Agent immediately if it knows of any reason or has reason to know that any such Copyright or Mask Work may become abandoned or dedicated.

               (h) Grantor will promptly notify Agent upon the filing, either by Grantor or through any agent, employee, licensee or designee, of (i) an application for the registration of any Patent, Trademark, Copyright or Mask Work with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any Patent or Trademark, which Grantor may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or (iii) any assignment of any Copyright or Mask Work, which Grantor may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof.

               (i) Grantor shall (i) make application to the Patent and Trademark Office to register any material unpatented but patentable inventions developed by Grantor or its employees (within the scope of their employment), unless Grantor, in the exercise of its prudent business judgment, deems any such Patent not to have any significant commercial value or determines that its rights thereunder are better preserved as a Trade Secret, (ii) make application to the Patent and Trademark Office to register any registerable but unregistered material Trademarks used by Grantor in connection with its products or services unless Grantor in the exercise of its prudent business judgment, deems any such Trademark not to have any significant commercial value, and (iii) make application to the Copyright Office to register any material unregistered Copyright or Mask Work to which Grantor has rights unless Grantor in the exercise of its prudent business judgment, deems any such Copyright or Mask Work not to have any significant commercial value or determines that its rights thereunder are better protectable as a Trade Secret.


                                     I-2-6

               (j) Grantor shall (i) use proper statutory notice in connection with its use of the Trademarks, Copyrights and Mask Works, (ii) maintain consistent standards of quality in its manufacture of products sold under the Trademarks or provision of services in connection with the Trademarks, and (iii) take all commercially reasonable steps to protect the secrecy and the validity under applicable law of all material Trade Secrets.

               (k) If any Executive Officer of Grantor learns of any use by any Person of any term or design likely to cause confusion with any Trademark, Grantor shall promptly notify Agent of such use and of all steps taken and to be taken to remedy any infringement of such Trademark.

               (l) Grantor shall maintain with each employee who may have access to any material Trade Secrets of Grantor an agreement by which such employee agrees not to disclose such Trade Secrets and with each employee who may be the inventor of patentable inventions (invented within the scope of such employee's employment) an invention assignment agreement requiring such employee to assign all rights to such inventions, including, patents and patent applications, to Grantor and further requiring such employee to cooperate fully with Grantor, its successors in interest, including Agent, and their counsel, in the prosecution of any patent application or in any litigation involving the invention, whether such cooperation is required during such employee's employment with Grantor or after the termination of such employment.

          5. Authorized Action by Agent. Grantor hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Grantor or any third party for failure so to do) any act which Grantor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Grantor might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all royalties, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral;
     (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Grantor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent shall exercise such powers only after the occurrence and during the continuance of an Event of Default. In furtherance of the powers granted in this paragraph 5, Grantor shall execute and deliver to Agent a Special Power of Attorney in the form of Attachment 4 hereto. Grantor agrees to reimburse Agent upon demand for all reasonable costs and expenses, including


                                     I-2-7
     reasonable attorneys' fees, Agent may incur while acting as Grantor's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. Grantor agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the Collateral.

          6. Default and Remedies. Grantor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement. In addition to all other rights and remedies granted to Agent by this Security Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all licensees to make payments on Receivables directly to Agent; (c) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such commercially reasonable terms and in such commercially reasonable manner as Agent may determine; (d) upon ten (10) Business Days' prior notice to Grantor, direct Grantor not to make any further use of the Patents, the Trademarks (or any mark similar thereto), the Copyrights (or any work deriving therefrom), or the Mask Works for any purpose; (e) upon ten (10) Business Days' prior notice to Grantor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, Trademarks, Copyrights or Mask Works, throughout the world for such term or terms, on such conditions, and in such manner, as Agent shall in its sole discretion determine; (f) enforce (and upon notice to Grantor have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof; and (g) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral, pursuant to the authority granted in paragraph 5 hereof, execute and deliver on behalf of Grantor, upon five (5) Business Days' prior notice to Grantor, one or more instruments of assignment of the Patents, Trademarks, Copyrights or Mask Works (or any application or registration thereof), in form suitable for filing, recording or registration in any country.


                                     I-2-8

     7. Indemnification and Release.

          (a) Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks, Copyrights and Mask Works, and Grantor hereby indemnifies and holds Agent, each other Agent and each Lender and their respective directors, officers, employees, agents and any of their respective Affiliates ("Indemnitees") harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with any alleged infringement of any patent, trademark, service mark, trade name, trade secret, copyright or mask work of a third party or alleged defect in any product manufactured, promoted or sold by Grantor (or any Affiliate of Grantor) in connection with any Patent, Trademark, Copyright or Mask Work or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by Grantor (or any Affiliate of Grantor) provided, however, that the foregoing indemnity shall not extend to any use by Agent or any Lender (or any of their respective Affiliates) of any Patent, Trademark, Copyright or Mask Work which constitutes gross negligence or willful misconduct. Grantor agrees that Agent, the Agent and the Lenders do not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Grantor, and Grantor hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto.

          (b) Grantor agrees to indemnify and hold the Indemnitees harmless and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with any action taken or omitted to be taken by Agent hereunder with respect to any license agreement of Grantor, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnitees or any breach of this Agreement or the other Credit Documents.

          (c) Grantor agrees to indemnify and hold the Indemnitees harmless and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with any claim, suit or proceeding instituted by Grantor or in which Grantor participates.

          (d) Grantor hereby releases the Indemnitees from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Agent under the powers of attorney granted in paragraph 5 hereof, other than actions taken or omitted


                                     I-2-9
     to be taken through the gross negligence or willful misconduct of such Indemnitees or any breach of this Agreement or the other Credit Documents.

          (e) Grantor agrees to cause Agent to be named as an additional insured with respect to any policy of insurance held by Grantor from time to time covering product liability or intellectual property infringement risk.

          (f) Nothing contained in this Paragraph 7 shall, however, be deemed to require Grantor to indemnify or hold harmless any Indemnitee from any losses, costs, claims or damages arising from or relating to such Indemnitee's gross negligence or willful misconduct.

     8. Authorizations, Waivers, Etc.

          (a) Authorizations. Grantor authorizes Agent and the Lenders, in their discretion, without notice to Grantor, irrespective of any change in the financial condition of Borrower, Grantor or any other guarantor of the Secured Obligations since the date hereof, and without affecting or impairing in any way the liability of Grantor hereunder, from time to time to:

               (i) Create new Secured Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Credit Documents or change the terms of the Secured Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

               (ii) Take and hold security for the payment or performance of the Secured Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

               (iii) Otherwise exercise any right or remedy they may have against Borrower, Grantor, any other guarantor of the Secured Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

               (iv) Settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Secured Obligations; and

               (v) Assign the Secured Obligations, this Security Agreement or the other Credit Documents in whole or in part to the extent provided in the Credit Agreement and the other Credit Documents.


                                     I-2-10

         (b) Waivers. Grantor hereby waives:

               (i) Any right to require Agent or any Lender to (A) proceed against Borrower or any other guarantor of the Secured Obligations,
          (B) proceed against or exhaust any security received from Borrower, Grantor, or any other guarantor of the Secured Obligations or otherwise marshall the assets of Borrower, Grantor, or any other guarantor of the Secured Obligations or (C) pursue any other remedy in Agent's or any Lender's power whatsoever;

               (ii) Any defense arising by reason of the application by Borrower of the proceeds of any borrowing;

               (iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Grantor against Borrower, any other guarantor of the Secured Obligations or any security, whether resulting from an election by Agent or any Lender to foreclose upon security by nonjudicial sale, or otherwise;

               (iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Credit Documents);

               (v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

               (vi) Until all obligations of Agent or any Lender to extend credit to Borrower have terminated and all of the Secured Obligations have been fully, finally and indefeasibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent, the Lenders or any other Person now has or may hereafter have against Borrower on account of the Secured Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Agent, any Lender or any other Person on account of the Secured Obligations;

               (vii) All presentments, demands for performance, notices of non-performance, notices delivered under the Credit Documents, protests, notice of dishonor, and notices of acceptance of this Security Agreement and of the existence, creation or incurring of new or


                                     I-2-11
          additional Secured Obligations and notices of any public or private foreclosure sale;

               (viii) The benefit of any statute of limitations to the extent permitted by law;

               (ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

               (x) Any right to be informed by Agent or any Lender of the financial condition of Borrower, any other guarantor of the Secured Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Secured Obligations;

               (xi) Until all obligations of Agent or any Lender to extend credit to Borrower have terminated and all of the Secured Obligations have been fully, finally and indefeasibly paid, any right to revoke this Security Agreement;

               (xii) Any defense arising from an election for the application of
          Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Secured Obligations;

               (xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code;

               (xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Secured Obligations;

               (xv) All rights and defenses arising out of an election of remedies by Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Secured Obligation, has destroyed Grantor's rights of subrogation and reimbursement against Borrower by the operation of
          Section 580d of the Code of Civil Procedure or otherwise; and

               (xvi) All other rights and defenses available to Grantor by reason of Sections 2787 to 2855, inclusive, Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.


                                     I-2-12

     Without limiting the scope of any of the foregoing provisions of this Paragraph 5, and pursuant to the provisions of California Civil Code
     Section 2856, Grantor hereby further waives all rights and defenses that Grantor may have because the Secured Obligations are secured by real property. This means, among other things:

               (A) Agent or any Lender may collect from Grantor without first foreclosing on any real or personal property collateral pledged by Borrower.

               (B) If Agent or any Lender forecloses on any real property collateral pledged by Borrower:

                    (1) The amount of the Secured Obligations may be reduced
               only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                    (2) Agent or any Lender may collect from Grantor even if
               Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right Grantor may have to collect from Borrower.

     This is an unconditional and irrevocable waiver of any rights and defenses Grantor may have because the Secured Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.


                                     I-2-13

          (c) Financial Condition of Borrower, Etc. Grantor is fully aware of the financial condition and affairs of Borrower. Grantor has executed this Security Agreement without reliance upon any representation, warranty, statement or information concerning Borrower furnished to Grantor by Agent or any Lender and has, independently and without reliance on Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Secured Obligations. Grantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Secured Obligations and will, independently and without reliance upon Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Security Agreement.

          9. Miscellaneous.

               (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Grantor or Agent under this Security Agreement shall be given as provided in Paragraph 8.01 of the Credit Agreement.

               (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

               (c) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Agent, Grantor and the Lenders and their respective successors and assigns; provided, however, that Agent, the Lenders and Grantor may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. The Lenders and Agent may disclose this Security Agreement as provided in the Credit Agreement.

               (d) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the


                                     I-2-14
          legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (e) Cumulative Rights, etc. The rights, powers and remedies of Agent under this Security Agreement shall be in addition to all rights, powers and remedies given to Agent and the Lenders by virtue of any applicable Governmental Rule, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder. Grantor waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or any Lender's power.

               (f) Payments Free of Taxes, Etc. All payments made by Grantor under this Security Agreement shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Grantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Agent, Grantor shall furnish evidence satisfactory to Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

               (g) Grantor's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Grantor shall remain liable to perform its obligations and duties in connection with the Collateral and (ii) neither Agent nor any Lender shall assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of Grantor's rights in connection with the Collateral.

               (h) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).


                                     I-2-15

          IN WITNESS WHEREOF, Grantor and Agent have caused this Security Agreement to be executed as of the day and year first above written.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                     I-2-16

                                  ATTACHMENT 1

                             TO SECURITY AGREEMENT

          All right, title and interest of Grantor, whether now owned or hereafter acquired, in and to the following property:

          (a) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including, (i) all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Grantor, including those described in Schedule A to this Attachment 1, which Schedule A is incorporated herein by this reference, and (ii) all reissues, extensions or renewals thereof and all licenses thereof (collectively, the "Trademarks");

          (b) All patentable inventions, patent rights, shop rights, letters patent of the United States or any foreign country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including (i) all Patent Registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof, all whether now owned or hereafter acquired by Grantor, including those described in Schedule B to this Attachment 1, which Schedule B is incorporated herein by this reference, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (collectively, the "Patents");

          (c) All copyrights including, without limitation, (i) all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Grantor, including those described on Schedule C to this Attachment 1, which Schedule C is incorporated herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Copyrights");

          (d) All mask works including all series of related images, however fixed or encoded, in final or intermediate form, having or representing the predetermined, three dimensional pattern of metallic, insulating, or semiconductor material present or removed from the layers of a semiconductor chip product, in which series the relation of the images to one another is that each image has the


                                    I-2[1]-1
     pattern of the surface of one form of the semiconductor chip product, and all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by the Grantor, including those described on Schedule D to this Attachment 1, which Schedule D is incorporated herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Mask Works");

          (e) All goodwill of Grantor's business symbolized by the Trademarks and all customer lists and other records of Grantor relating to the distribution of products or provision of services bearing or covered by the Trademarks;

          (f) All proprietary information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other Persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by the Grantor (collectively, the "Trade Secrets");

          (g) All claims by Grantor against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights, Mask Works or Trade Secrets; and

          (h) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is (are) sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).


                                    I-2[1]-2

                                   SCHEDULE A

                                TO ATTACHMENT 1

                             TO SECURITY AGREEMENT

                     TRADEMARKS AND TRADEMARK APPLICATIONS


                                    I-2[1]-3

                                   SCHEDULE B

                                TO ATTACHMENT 1

                             TO SECURITY AGREEMENT

                        PATENTS AND PATENT APPLICATIONS


                                    I-2[1]-4

                                   SCHEDULE C

                                TO ATTACHMENT 1

                             TO SECURITY AGREEMENT

                                   COPYRIGHTS

Registration No.          Jurisdiction         Date

                                     [NONE]


                                    I-2[1]-5

                                   SCHEDULE D

                                TO ATTACHMENT 1

                             TO SECURITY AGREEMENT

                                   MASK WORKS

Registration No.          Jurisdiction         Date

                                     [NONE]


                                    I-2[1]-6

                                   SCHEDULE E

                                TO ATTACHMENT 1

                             TO SECURITY AGREEMENT

                  LICENSES GRANTED BY GRANTOR TO THIRD PARTIES


                                    I-2[1]-7

                                   SCHEDULE F

                                TO ATTACHMENT 1

                             TO SECURITY AGREEMENT

                  LICENSES GRANTED BY THIRD PARTIES TO GRANTOR


                                    I-2[1]-8

                                  ATTACHMENT 2

                             TO SECURITY AGREEMENT

                            [SEPARATE INSTRUMENT FOR

                            EACH FORM OF COLLATERAL]

                           GRANT OF SECURITY INTEREST

                      [TRADEMARKS][COPYRIGHTS][MASK WORKS]

          THIS GRANT OF SECURITY INTEREST, dated as of September [A], 1999 is executed by [_______________], a [_______________] ("Grantor"), in favor of
     ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

          A. Pursuant to an Amended and Restated Credit Agreement, dated as of March 29, 1999 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 17, 1999 (as amended, and as further amended from time to time, the "Credit Agreement"), among Adac Laboratories, a California corporation ("Borrower"), the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          [B. Grantor has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks").]

          [B. Grantor owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto and made a part hereof (collectively, the "Copyrights").]

          [B. Grantor owns the mask works registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto and made a part hereof (collectively, the "Mask Works").]

          C. Grantor has entered into a Security Agreement (Intellectual Property) dated the date hereof (the "Security Agreement") in favor of Agent (for the ratable benefit of the Lenders and Agent).

          [D. Pursuant to the Security Agreement, Grantor has granted to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the


                                    I-2[2]-1
     business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

          [D. Pursuant to the Security Agreement, Grantor has granted to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Grantor in and to the Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

          [D. Pursuant to the Security Agreement, Grantor has granted to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Grantor in and to the Mask Works and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Mask Works (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.]

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Agent a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Agent with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

               Agent's address is:

               ABN AMRO BANK N.V.
               c/o ABN AMRO North America, Inc.
               101 California Street, Suite 4550
               San Francisco, CA 94111-5812
               Attn:  Maria Vickroy Peralta
               Telephone:  (415) 984-3704
               Fax No.: (415) 362-3524


                                    I-2[2]-2

          IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed as of the day and year first above written.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                    I-2[2]-3

     STATE OF CALIFORNIA                 )
                                         )
     COUNTY OF                                   )

          On _______________, before me, _________________, personally appeared
     ___________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

          WITNESS my hand and official seal.

Signature                                (Seal)


                                    I-2[2]-4

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   TRADEMARKS

                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

                             TRADEMARK APPLICATIONS

Mark                            Application Date                 Application No.


                                    I-2[2]-5

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   COPYRIGHTS

Description                     Registration Date               Registration No.

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   MASK WORKS

Description                     Registration Date               Registration No.


                                    I-2[2]-6

                                  ATTACHMENT 3

                             TO SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST

                                   (PATENTS)

          THIS GRANT OF SECURITY INTEREST, dated as of September [A], 1999 is executed by [_______________], a [_______________] ("Grantor"), in favor of
     ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

          A. Pursuant to an Amended and Restated Credit Agreement, dated as of March 29, 1999 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 17, 1999 (as amended, and as further amended from time to time, the "Credit Agreement"), among Adac Laboratories, a California corporation ("Borrower"), the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          B. Grantor owns the letters patent, and/or applications for letters patent, of the United States and certain foreign countries, more particularly described on Schedules 1-A and 1-B annexed hereto and made a part hereof (collectively, the "Patents").

          C. Grantor has entered into a Security Agreement (Intellectual Property) dated the date hereof (the "Security Agreement") in favor of Agent (for the ratable benefit of the Lenders and Agent.

          D. Pursuant to the Security Agreement, Grantor has assigned and granted to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Grantor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Security Agreement;

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further assign, transfer and convey unto Agent and grant to Agent a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.


                                    I-2[3]-1

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Agent with respect to the assignment of and security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

               Agent's address is:

               ABN AMRO BANK N.V.
               c/o ABN AMRO North America, Inc.
               101 California Street, Suite 4550
               San Francisco, CA 94111-5812
               Attn:  Maria Vickroy Peralta
               Telephone:  (415) 984-3704
               Fax No.: (415) 362-3524

          IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed as of the day and year first above written.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                    I-2[3]-2

     STATE OF CALIFORNIA                 )
                                         )
     COUNTY OF                                   )

          On ____________, ___ before me, _________________, personally appeared _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

          WITNESS my hand and official seal.

Signature                                    (Seal)


                                    I-2[3]-3

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                    PATENTS

                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

                              PATENT APPLICATIONS

                                Application No.


                                    I-2[3]-4

                                  ATTACHMENT 4

                             TO SECURITY AGREEMENT

                           SPECIAL POWER OF ATTORNEY

     STATE OF CALIFORNIA                 )
                                         )  ss.:
     COUNTY OF                                   )

          KNOW ALL PERSONS BY THESE PRESENTS, THAT ADAC LABORATORIES, a California corporation ("Grantor"), pursuant to a Security Agreement (Intellectual Property), dated the date hereof (the "Security Agreement"), between Grantor and ABN AMRO BANK N.V., as agent (for the ratable benefit of the Lenders and Agent) (jointly in such capacities, "Agent") under that certain Amended and Restated Credit Agreement, dated as of March 29, 1999 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 17, 1999 (as amended, and as further amended from time to time, the "Credit Agreement"), among Adac Laboratories, a California corporation ("Borrower"), the Lenders and Agent, hereby appoints and constitutes Agent its true and lawful attorney in fact, with full power of substitution, and with full power and authority to perform the following acts on behalf of Grantor following the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement):

          1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;


                                    I-2[4]-1

          3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any copyrights, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          4. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Grantor in and to any mask works, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          5. For the purpose of evidencing and perfecting Agent's interest in any patent, trademark, copyright or mask work not previously assigned to Agent as security, or in any patent, trademark, copyright or mask work, which Grantor may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

          6. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Agent may in its reasonable discretion determine.

          This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes of thereof and is subject to the conditions thereof and may not be revoked until termination of the Security Agreement as provided therein.

     Dated: September [A], 19999

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                    I-2[4]-2

     STATE OF CALIFORNIA      )
                              )  ss.:
     COUNTY OF SAN FRANCISCO  )

          On ______________, ___ before me, _____________________, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

          WITNESS my hand and official seal.

Signature                                    (Seal)


                                    I-2[4]-3

                                   EXHIBIT J

                                PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT, dated as of September [A], 1999 is executed by ADAC LABORATORIES, a California corporation ("Borrower"), in favor of ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").

                                    RECITALS

          A. Pursuant to an Amended and Restated Credit Agreement, dated as of March 29, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 17, 1999 (as amended, and as further amended from time to time, (the "Credit Agreement"), among Borrower, the Lenders and Agent, the Lenders have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          B. The Lenders' obligations to continue to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Pledge Agreement, duly executed by Borrower.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Agent, for the ratable benefit of the Lenders and Agent, as follows:

          1. Definitions and Interpretation. When used in this Pledge Agreement, the following terms shall have the following respective meanings:

               "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

               "Borrower" shall have the meaning given to that term in the introductory paragraph hereof.

               "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

               "Credit Agreement" shall have the meaning given to that term in Recital A hereof.

               "Domestic Subsidiary" shall have the meaning given to that term in the Credit Agreement and shall include, without limitation, as of the date hereof each of the Subsidiaries listed in Part A of Attachment 1 hereto.

               "Domestic Subsidiary Shares" shall mean all Subsidiary Shares in Domestic Subsidiaries.

               "Equity Securities" shall have the meaning given to that term in the Credit Agreement.

               "Foreign Subsidiary" shall have the meaning given to that term in the Credit Agreement and shall include, without limitation as of the date hereof, each of the Subsidiaries listed in Part B of Attachment 1 hereto.

               "Foreign Subsidiary Nonvoting Shares" shall mean all Subsidiary Shares in Foreign Subsidiaries having no voting power, including without limitation as of the date hereof, the Subsidiary Shares so designated in Part B of Attachment 1 hereto.

               "Foreign Subsidiary Voting Shares" shall mean all Subsidiary Shares in Foreign Subsidiaries having voting power, including without limitation as of the date hereof, the Subsidiary Shares so designated in Part B of Attachment 1 hereto.

               "IRC" shall have the meaning given to that term in the Credit Agreement.

               "Lenders" shall have the meaning given to that term in the introductory paragraph hereof.

               "Maximum Percentage" shall mean, with respect to the Foreign Subsidiary Voting Shares of any Foreign Subsidiary, the maximum percentage of such shares that can be pledged to Agent without increasing the gross income of Borrower pursuant to Sections 951 and 956(c) (or any successor provisions) of the IRC, which percentage as of the date hereof shall be sixty-six percent (66%).

               "Pledged Shares" shall mean the Subsidiary Shares described in subparagraphs 2(a), 2(b) and 2(c) hereof.

               "Secured Obligations" shall have the meaning given to that term in the Credit Agreement.

               "Subsidiary" shall have the meaning given to that term in the Credit Agreement.

               "Subsidiary Shares" shall mean, with respect to any Subsidiary of Borrower, all Equity Securities issued by such Subsidiary.

               "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

     Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Pledge Agreement, apply to this Pledge Agreement and are hereby incorporated by reference.

          2. Pledge. As security for the Secured Obligations, Borrower hereby pledges and assigns to Agent (for the ratable benefit of the Lenders and Agent) and grants to Agent (for the ratable benefit of the Lenders and Agent) a security interest in all right, title and interest of Borrower in and to the property described in subparagraphs (a) - (e) below, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):

               (a) All Domestic Subsidiary Shares;

               (b) All Foreign Subsidiary Voting Shares of each Foreign Subsidiary equal to the Maximum Percentage therefor;

               (c) All Foreign Subsidiary Nonvoting Shares;

               (d) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any of the Pledged Shares; and

               (e) All proceeds of the foregoing.

          3. Representations and Warranties. Borrower represents and warrants to the Lenders and Agent as follows:

               (a) Borrower is the record legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the record legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral (other than with respect to Collateral other than the Pledged Shares, Permitted Liens).

               (b) Agent has (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a first priority perfected security interest in the Pledged Shares and the other Collateral.

               (c) All Pledged Shares have been (or in the case of after-acquired Pledged Shares, at the time Borrower acquires rights therein, will have been) duly authorized, validly issued and fully paid and are (or in the case of after-acquired Pledged Shares, at the time Borrower acquires rights therein, will be) non-assessable.

               (d) Borrower has (or will have within fourteen (14) days of the date hereof) delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same.

               (e) Set forth in Attachment 1 hereto is a true, complete and accurate list of all Subsidiary Shares. All information set forth in Attachment 1 is true, complete and accurate.

          4. Covenants. Borrower hereby agrees as follows:

               (a) Borrower, at Borrower's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary, or which Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Borrower shall (i) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (ii) deliver to Agent promptly upon receipt the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same and (iii) cause the Lien of Agent to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent.

               (b) Borrower shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               (c) Upon demand by Agent after the occurrence and during the continuation of any Event of Default, Borrower shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Collateral to a deposit account for which Borrower has complied with subparagraph 4(e) of the Borrower Security Agreement and in which Agent has a first priority perfected security interest.

               (d) Borrower shall appear in and defend any action or proceeding which may affect its title to or Agent's security interest in the Collateral if an adverse decision is reasonably likely to have a Material Adverse Effect.

               (e) Borrower shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Credit Agreement, and, notwithstanding any provision of the Credit Agreement, Borrower shall keep the Collateral free of all Liens (except with respect to Collateral other than the Pledged Shares, Permitted Liens.

          5. Voting Rights and Dividends Prior to Default. Unless an Event of Default has occurred and is continuing:

               (a) Borrower may exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof; provided, however, that Borrower shall not exercise or refrain from exercising any such rights where the consequence of such action or inaction would be (i) to impair any Collateral, the Lien granted to Agent therein, the first priority of such Lien or Agent's rights and remedies hereunder with respect to any Collateral or (ii) otherwise inconsistent with the terms of this Pledge Agreement and the other Credit Documents.

               (b) Borrower may receive and retain all dividends and interest paid in cash in respect of the Pledged Shares, except for any such dividends and interest paid in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus. Borrower shall promptly deliver to Agent to hold as Collateral all dividends and interest which Borrower is not entitled to receive and retain pursuant to the preceding sentence, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Agent, segregated from the other property or funds of Borrower.

          6. Authorized Action by Agent. Borrower hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) any act which Borrower is obligated by this Pledge Agreement to perform, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral;
     (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Borrower relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. Borrower agrees to reimburse Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Agent may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. Borrower agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the Collateral.

          7. Events of Default.

               (a) Event of Default. Borrower shall be deemed in default under this Pledge Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement.

               (b) Voting Rights and Dividends. Upon the occurrence and during the continuance of an Event of Default:

                    (i) All rights of Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subparagraph 5(b) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subparagraph 5(a) hereof shall cease and all such rights shall thereupon become vested in Agent which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

                    (ii) Borrower shall promptly deliver to Agent to hold as
               Collateral all dividends and interest received by Borrower after the occurrence and during the continuance of any Event of Default, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Agent, segregated from the other property or funds of Borrower.

               (c) Other Rights and Remedies. In addition to all other rights and remedies granted to Agent by this Pledge Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (i) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Pledge Agreement; (ii) notify any or all issuers of or transfer or paying agents for the Collateral or any applicable clearing corporation, financial intermediary or other Person to register the Collateral in the name of Agent or its nominee and/or to pay all dividends, interest and other amounts payable in respect of the Collateral directly to Agent; (iii) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; and (iv) require Borrower to assemble all records and information relating to the Collateral and make it available to Agent at a place to be designated by Agent. In any case where notice of any sale or disposition of any Collateral is required, Borrower hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

               (d) Securities Laws.

                    (i) Borrower acknowledges and recognizes that Agent may be unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Borrower acknowledges that any such private sales may be at prices and on terms less favorable to Agent than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Agent has no obligation to delay sale of any Pledged Shares to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended, or under any state securities law.

                    (ii) Upon the occurrence and during the continuation of an
               Event of Default and at Agent's request, Borrower shall, and shall cause all issuers of Collateral and all officers and directors thereof and all other necessary Persons to, execute and deliver all documents, instruments and agreements and perform all other acts necessary or, in the opinion of Agent, advisable to sell the Collateral in any public or private sale, including any acts requested by Agent to (A) register any Collateral under the Securities Act of 1933, (B) qualify any Collateral under any state securities or "Blue Sky" laws or (C) otherwise permit any such sale to be made in full compliance with all applicable Governmental Rules.

          8. Miscellaneous.

               (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower or Agent under this Pledge Agreement shall be given as provided in Paragraph 8.01 of the Credit Agreement.

               (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Pledge Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent or any Lender in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

               (c) Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of Agent, the Lenders and Borrower and their respective successors and assigns; provided, however, that Agent, the Lenders and Borrower may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. Agent may disclose this Pledge Agreement as provided in the Credit Agreement.

               (d) Partial Invalidity. If at any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (e) Cumulative Rights, etc. The rights, powers and remedies of Agent and the Lenders under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Agent and the Lenders by virtue of any applicable Governmental Rule, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder. Borrower waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.

               (f) Payments Free of Taxes, Etc. All payments made by Borrower under this Pledge Agreement shall be made by Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by Agent, Borrower shall furnish evidence satisfactory to Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

               (g) Borrower's Continuing Liability. Notwithstanding any provision of this Pledge Agreement or any other Credit Document or any exercise by Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Borrower shall remain liable to perform its obligations and duties in connection with the Collateral and (ii) neither Agent nor any Lender shall assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of Borrower's rights in connection with the Collateral.

               (h) Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

          IN WITNESS WHEREOF, Borrower has caused this Pledge Agreement to be executed as of the day and year first above written.

                                   ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  ATTACHMENT 1

                              TO PLEDGE AGREEMENT

                                     PART A

                           DOMESTIC SUBSIDIARY SHARES

                                                                         Shares          Shares Owned
          Subsidiary                          Jurisdiction            Outstanding(1)     by Borrower
          ADAC Research &
          Manufacturing, Inc.                 California                  1,000               100%

          ADAC Healthcare Information
          Systems, Inc.                       Texas                                           100%

          ADAC Medical
          Technologies, Inc.
          (formerly known
          as J.D. Technical
          Services, Inc.)                     Delaware                    1,000               100%

          ADAC Laboratories
          Pacific, Inc.                       California                  1,000               100%

          ADAC Healthcare
          Partners, Inc.                      Delaware                 1 common               100%

                                                                      1,000,000
                                                                      preferred               100%

          Cortet, Inc.                        Florida                                         100%

          O.N.E.S. Medical Services, Inc.     New Hampshire                                   100%

          CT Solutions                        California                                      100%

--------------------

(1)       All shares common unless otherwise indicated.

                                      PART B

                           FOREIGN SUBSIDIARY SHARES

                                                                         Shares          Shares Owned
          Subsidiary                          Jurisdiction            Outstanding(1)     by Borrower(2)
          ADAC Laboratories
          Canada Ltd.                         Canada                        100               100%

          ADAC Laboratories
          Europe, BV.                         Netherlands                20,646               100%

          ADAC Foreign
          Sales Corporation                   Virgin Islands              1,000               100%

          ADAC do Brasil                      Brazil                     85,000               100%

--------------------

(1) All shares common unless otherwise indicated.

(2) An immaterial number of directors' qualifying shares or the equivalent may be outstanding for some Foreign Subsidiaries.

                                   EXHIBIT K

                             COLLATERAL CERTIFICATE

          I, [_______________], as the Chief Financial Officer of ADAC Laboratories, a California corporation (the "Company"), pursuant to Section 3.01 of the Amended and Restated Credit Agreement dated as of March 29, 1999 entered into by and among the Company, the Lenders named therein and ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, as agent for the Lenders, hereby certify for and on behalf of the Company and each of the Company's Domestic Subsidiaries that the information set forth in the Profile attached hereto as Attachment 1 is true, correct and accurate.

          IN WITNESS WHEREOF, the undersigned has executed this Collateral Certificate on and as of this [A] day of August, 1999.



                                   Name:

                                   Title:

                                  ATTACHMENT 1
                            TO COLLATERAL CERTIFICATE

                  PROFILE OF BORROWER AND DOMESTIC SUBSIDIARIES

ADAC LABORATORIES ("Borrower"):

     1. The current legal name of Borrower is ADAC Laboratories. The current legal name of each Domestic Subsidiary of Borrower is as follows:

     Entity

     2. Borrower's chief executive office is located at 540 Alder Drive, Milpitas, California. Borrower's federal employer I.D. no. is 94-1725806. The chief executive offices of each Domestic Subsidiary of Borrower are as follows:

     Entity                                    Location

     3. Borrower was incorporated on October 14, 1970 in the state of California. Since its incorporation, Borrower has had no other legal name. In addition, since the respective date of organization of each Domestic Subsidiary of Borrower, no Domestic Subsidiary of Borrower has any other legal name.

     4. Neither Borrower nor any of its Domestic Subsidiaries does business under any trade name except as follows:

     Entity                                    Trade Name


                                     K[1]-1

     5. Since at least January 1, 1996, neither Borrower nor any of its Domestic Subsidiaries has acquired any of their respective assets in a bulk sale or any other transaction not in the ordinary course of business of the seller.

     6. The following is a complete list of all states and other jurisdictions in which Borrower and each of its Domestic Subsidiaries is qualified to do business:

     Entity                                    State or Jurisdiction

     7. The following is a complete list of all offices and other places of business at which Borrower and each of its Domestic Subsidiaries currently conducts or has within the last four months conducted business (provide address, owner of site and brief description of assets located there):

     Entity        Address       Owner of Site          Description of Assets

     8. The following is a complete list of all persons and entities (other than Borrower or any Domestic Subsidiary of Borrower) who at any time have possession of any assets of Borrower or any Domestic Subsidiary of Borrower (provide name, address where located and description of assets located there):

     Entity        Address       Owner of Site          Description of Assets


                                     K[1]-2

Of the persons and entities listed above in this item 8;

          a. The following persons and entities are warehouses which issue warehouse receipts:

                                           Person or
     Entity                                 Entity

          b. The following persons and entities process or finish inventory or other goods for Borrower or any Domestic Subsidiary of Borrower:

                                           Person or
     Entity                                 Entity

          c. The following persons and entities hold inventory or other goods on consignment for Borrower or a Domestic Subsidiary of Borrower:

                                           Person or
     Entity                                 Entity

          d. The following other persons and entities have possession of assets of Borrower or a Domestic Subsidiary of Borrower for the purposes indicated:

                                           Person or
     Entity                                 Entity


                                     K[1]-3

     9. The following is a complete list of all motor vehicles owned by Borrower or any Domestic Subsidiary of Borrower (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

                                               State of           State in which
     Entity                  Vehicle           Registration           Based

     10. The following is a complete list of all aircraft and boats and all other inventory, equipment and other goods of Borrower or its Domestic Subsidiaries which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

                                                                Registration
     Entity              Goods           System                 Jurisdiction

     11. The following is a complete list of all patents, copyrights, trademarks, tradenames and service marks registered in the name of Borrower:

          a.       Entity               Patents                Registration No.

          b.       Entity             Copyrights               Registration No.


                                     K[1]-4

          c.                          Trademarks,
                                    Trade Names and
               Entity                Service Marks             Registration No.

     12. The following is a complete list of all subsidiaries of Borrower (provide name of subsidiary, jurisdiction of incorporation, outstanding shares and shares owned by Borrower):

                                           Shares                  Shares Owned
     Subsidiary        Jurisdiction      Outstanding               by Borrower

     13. The following is a complete list of all other stock (other than the stock of subsidiaries described in item 13 above), bonds, debentures, notes and other securities owned by Borrower or any of its Domestic Subsidiaries which have a value (higher of cost or market value) of $1.00 more (provide name of issuer, a description of security and value):

                                                            Description of
     Entity           Issuer             Security               Value

     14. The following is a complete list of all notes payable to Borrower or any of its Domestic Subsidiaries not otherwise listed herein (provide name of obligor, date, original principal amount and current principal balance):

                                       Original      Current
          Entity          Obligor       Date         Amount          Balance


                                     K[1]-5

     15. The following is a complete list of all bank accounts maintained by Borrower or any of its Domestic Subsidiaries (provide name and address of depository bank, type of account and account number):

               Depository           Bank         Type of           Account
    Entity        Bank            Address        Account            Number

     16. The following is a complete list of all investment accounts maintained by Borrower (provide name and address of securities intermediary, type of account and account number):

                  Securities       Intermediary's  Type of        Account
     Entity       Intermediary           Address        Account         Number

     17. Does Borrower or any of its Domestic Subsidiaries regularly receive letters of credit from customers to secure payments of sums owed to such Person?

     Yes ____.  No ____.

     18. Does Borrower or any of its Domestic Subsidiaries regularly have accounts receivable due from, or contracts with, the United States government or any agency or department thereof?

     Yes ____.  No ____.

          If yes, indicate the percentage of Borrower's or such Domestic Subsidiary's total outstanding accounts receivable that are due from the United States government and agencies and departments thereof: ________%


                                     K[1]-7

     19. Does Borrower or any of its Domestic Subsidiaries regularly receive advance deposits from customers for goods not yet delivered to such customers?

     Yes ____. No ____.

     20. Does Borrower or any of its Domestic Subsidiaries regularly import goods from outside the United States?

     Yes ____. No ____.


                                     K[1]-8

                                    EXHIBIT L

                             INSURANCE ENDORSEMENTS

          1. Property Insurance. Each of the property insurance policies of Borrower and each of its Subsidiaries (individually, an "Insured Party") shall contain substantially the following endorsements:

               (a) Agent shall be named as additional loss payee.

               (b) In respect of the interests of Agent in the policies, the insurance shall not be invalidated by any action or by inaction of any Insured Party or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with any Insured Party to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by any Insured Party or Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Borrower to perform maintenance, repair, alteration or similar work on the Property.

               (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Agent of written notice from the insurers of such cancellation, change or lapse.

               (d) Neither Agent nor any Lender shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

               (e) The insurer shall waive any rights of set-off or counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Agent and each Lender.

               (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Agent or any Lender with respect to its or their interest in the Property.

               (g) The insurer shall waive any right of subrogation against Agent and each Lender.

               (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

          2. Liability Insurance. Each of the liability insurance policies of each Insured Party shall contain substantially the following endorsements:

               (a) Agent shall be named as additional insured.

               (b) In respect of the interests of Agent in the policies, the insurance shall not be invalidated by any action or by inaction of any Insured Party or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with any Insured Party to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by any Insured Party or Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Borrower to perform maintenance, repair, alteration or similar work on the Property; provided, however, that the foregoing shall not be deemed to (i) cause such insurance policies to cover matters otherwise excluded from coverage by the terms of such policies or (ii) require any insurance to remain in force notwithstanding non-payment of premiums except as provided in clause (c) below.

               (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Agent of written notice from the insurer of such cancellation, change or lapse.

               (d) Neither Agent nor any Lender shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

               (e) The insurer shall waive any rights of set-off or counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Agent and each Lender.

               (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Agent or any Lender with respect to their interests in the Property.

               (g) The insurer shall waive any right of subrogation against Agent and each Lender.

               (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

          This redlined draft, generated by CompareRite (TM) - The Instant Redliner, shows the differences between - original document :
          87757.10and revised document: 382903.3CompareRite found 71 change(s) in the textDeletions appear as Overstrike text Additions appear as Bold+Dbl Underline text

                                                               EXECUTION VERSION

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), dated as of August 17, 1999, is entered into by and among:

          (1) ADAC LABORATORIES, a California corporation ("BORROWER");

          (2) Each of the financial institutions listed in SCHEDULE I TO THE CREDIT AGREEMENT referred to in RECITAL A below (collectively, the "LENDERS"); and

          (3) ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, as agent for the Lenders (in such capacity, "AGENT").

                                    RECITALS

     A. Borrower, the Lenders and Agent are parties to an Amended and Restated Credit Agreement dated as of March 29, 1999 (the "CREDIT AGREEMENT").

     B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

     C. The Lenders and Agent are willing so to amend the Credit Agreement and to grant such waivers upon the terms and subject to the conditions set forth below.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in SECTION I OF THE CREDIT AGREEMENT shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended so as to incorporate all of the changes set forth in the marked version of the Credit Agreement attached hereto as ATTACHMENT A.

     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in PARAGRAPH 2 above, the following will be true and correct on the Effective Date (as defined below):

          (a) The representations and warranties of Borrower and its Subsidiaries set forth in PARAGRAPH 4.01 OF THE CREDIT AGREEMENT and in the other Credit Documents are true and correct in all material respects;

          (b) No Default or Event of Default has occurred and is continuing; and

          (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this PARAGRAPH 3 that, on and after the date hereof, such term includes this Amendment.)

     4. EFFECTIVE DATE. The amendments effected by PARAGRAPH 2 above shall become effective on the date on which Agent and the Lenders shall have received the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel (such date, the "EFFECTIVE DATE"):

          (a) This Amendment duly executed by Borrower, each Lender and Agent;

          (b) A letter in the form of ATTACHMENT B hereto appropriately completed and duly executed by each Guarantor;

          (c) A Subsidiary Joinder, duly executed by ADAC Capital, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Borrower ("ADAC CAPITAL");

          (d) The Borrower Security Agreement, duly executed by Borrower;

          (e) A Domestic Subsidiary Security Agreement from each Domestic Subsidiary, duly executed by each such Domestic Subsidiary;

          (f) The Borrower IP Security Agreement, duly executed by Borrower;

          (g) A Domestic Subsidiary IP Security Agreement from each Domestic Subsidiary, duly executed by each such Domestic Subsidiary;

          (h) The Pledge Agreement, duly executed by Borrower;

          (i) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that (i) the Articles of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby, including without limitation, the grant by Borrower in favor of Agent for the benefit of the Lenders of a security interest in the Collateral;

          (j) A Certificate of the Secretary of each Domestic Subsidiary (other than ADAC Capital), dated the Effective Date, certifying that (i) the Articles of Incorporation and Bylaws of such Domestic Subsidiary, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of such Domestic Subsidiary and continuing in effect, which authorize the execution, delivery and performance by such Domestic Subsidiary of the Credit Documents executed or to be executed by such Subsidiary in connection with this Amendment and the consummation of the transactions contemplated hereby and thereby, including without limitation, the grant by each such Domestic Subsidiary in favor of Agent for the benefit of the Lenders of a security interest in such Domestic Subsidiary's Collateral;

          (k) A Certificate of the Secretary of ADAC Capital, dated the Effective Date, certifying that (i) attached thereto are true and correct copies of the Articles of Organization and Operating Agreement of ADAC Capital as in effect on the Effective Date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of ADAC Capital and continuing in effect, which authorize the execution, delivery and performance by ADAC Capital of the Credit Documents executed or to be executed by ADAC Capital in connection with this Amendment and the consummation of the transactions contemplated hereby and there, including without limitation, the grant by ADAC Capital in favor of Agent for the benefit of the Lenders of a security interest in ADAC Capital's Collateral;

          (l) The Collateral Certificate, duly executed by Borrower on behalf of itself and its Domestic Subsidiaries;

          (m) Such Uniform Commercial Code financing statements and fixture filings (appropriately completed and executed) for filing in such jurisdictions as Agent may request to perfect the Liens granted to Agent in the Credit Agreement (as amended by this Amendment), the Security Documents and the other Credit Documents;

          (n) Such Uniform Commercial Code termination statements (appropriately completed and executed) for filing in such jurisdictions as Agent may request to terminate any financing statement evidencing Liens of other Persons in the Collateral which are prior to the Liens granted to Agent in the Credit Agreement (as amended by this Amendment), the Security Documents and the other Credit Documents, except for any such prior Liens which are expressly permitted by the Credit Agreement to be prior;

          (o) Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements are to be filed pursuant to ITEM (k) above reflecting no other financing statements or filings which evidence Liens of other Persons in the Collateral which are prior to the Liens granted to Agent in the Credit Agreement (as amended by this Amendment), the Security Documents and the other Credit Documents, except for any such prior Liens (i) which are expressly permitted by the Credit Agreement to be prior or (b) for which Agent has received a termination statement pursuant to ITEM (n) above;

          (p) The stock certificates representing all of the outstanding capital stock of each Subsidiary of Borrower pledged to Agent pursuant to the Pledge Agreement and existing on the Effective Date, together with undated stock powers duly executed by Borrower in blank and attached thereto;

          (q) To the extent requested by Agent or the Required Lenders, a Notice of Security Interest in Deposit Account in the form of ATTACHMENT 2 TO THE BORROWER SECURITY AGREEMENT and ATTACHMENT 2 TO THE DOMESTIC SUBSIDIARY SECURITY AGREEMENT (as applicable) for each bank at which Borrower or a Domestic Subsidiary maintains a deposit account, each appropriately completed, duly executed by Borrower or such Domestic Subsidiary, as appropriate, and Agent and acknowledged by the depositary bank to which addressed;

          (r) Appropriate documents for filing with the United States Patent and Trademark Office and all other filings necessary to perfect the security interests granted to Agent by the Borrower IP Security Agreement and the Domestic Subsidiary IP Security Agreement (as applicable), all appropriately completed and duly executed by Borrower or such Domestic Subsidiary (as applicable) and, where appropriate, notarized;

          (s) A Power of Attorney in the form of ATTACHMENT 4 TO THE BORROWER IP SECURITY AGREEMENT and ATTACHMENT 4 TO THE DOMESTIC SUBSIDIARY IP SECURITY AGREEMENT (as applicable), dated the Effective Date and otherwise appropriately completed, duly executed by Borrower and notarized;

          (t) Such other documents, instruments and agreements as Agent may reasonably request to establish and perfect the Liens granted to Agent or any Lender in the Credit Agreement (as amended by this Amendment), the Security Documents and the other Credit Documents;

          (u) Such other evidence as Agent may request to establish that the Liens granted to Agent or any Lender in the Credit Agreement (as amended by this Amendment), the Security Documents and the other Credit Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by the Credit Agreement to be prior;

          (v) A favorable written opinion of legal counsel for the Borrower and the Domestic Subsidiaries, dated the Effective Date, addressed to Agent for the benefit of

     Agent and the Lenders, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent;

          (w) Certificates of insurance evidencing the insurance Borrower is required to maintain pursuant to SUBPARAGRAPH 5.01(d) OF THE CREDIT AGREEMENT, together with endorsements thereto as required by such subparagraph and EXHIBIT L TO THE CREDIT AGREEMENT;

          (x) The new Agent's Fee Letter, duly executed by Borrower, in form and substance satisfactory to Agent;

          (y) An amended Disclosure Letter, duly executed by Borrower and dated the Effective Date;

          (z) A nonrefundable amendment fee equal to 0.375% of each Lender's Commitment; and

          (aa) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

     6. MISCELLANEOUS.

          (a) COUNTERPARTS. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) HEADINGS. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                          ADAC LABORATORIES

                                   By:
                                      ------------------------------------------
                                      Name: R. Andrew Eckert

                                      Title: Chief Executive Officer


AGENT:                             ABN AMRO BANK N.V.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

LENDERS:                           ABN AMRO BANK N.V.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   SANWA BANK CALIFORNIA

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   BANQUE NATIONALE DE PARIS

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   WELLS FARGO BANK, N.A.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  ATTACHMENT A

               SEE ATTACHED MARKED VERSION OF THE CREDIT AGREEMENT ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE.

                                  ATTACHMENT B

                            GUARANTOR CONSENT LETTER

                                ___________, 1999

TO:  ABN AMRO BANK, N.V.,
     As Agent for the Lenders under the Credit Agreement referred to below

     1. Reference is made to the following:

          (a) The Amended and Restated Credit Agreement dated as of March 29, 1999 (the "Credit Agreement") among ADAC Laboratories ("Borrower"), the financial institutions which are from time to time parties thereto (the "Lenders"), and ABN AMRO Bank, as agent for the Lenders ("Agent");

          (b) The Amended and Restated Guaranty dated as of March 29, 1999 (the "Guaranty") executed by each of undersigned (each a "Guarantor," and collectively, the "Guarantors") in favor of the Lenders and Agent; and

          (c) The First Amendment to Credit Agreement dated as of August 17, 1999 (the "First Amendment") among Borrower, the Lenders and Agent.

     2. Each Guarantor hereby consents to the First Amendment. Each Guarantor expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Lenders or Agent under the Guaranty.

     3. From and after the date hereof, the term "Credit Agreement" as used in the Guaranty shall mean the Credit Agreement, as amended by the First Amendment.

     4. The Guarantors' consent to the First Amendment shall not be construed
(i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of the Guarantors in connection with any future amendment of the Credit Agreement or any other Credit Document.

     IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

                                   ADAC RESEARCH AND MFG., INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   ADAC HEALTHCARE INFORMATION
                                   SYSTEMS, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   ADAC MEDICAL TECHNOLOGIES, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   ADAC LABORATORIES PACIFIC, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   ADAC HEALTHCARE PARTNERS, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   ADAC RADIOLOGY SERVICES, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   CORTET, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   O.N.E.S. MEDICAL SERVICES, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   CT SOLUTIONS INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------